FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-----------------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 1/1/97

ADCPB BALANCE
Prior Month ADCPB                                                         85,794,661.74
Initial ADCPB                                                             85,790,915.00
Current Month ADCPB (Before addition of New Property)                     84,832,141.62
Base Principal Amount (Prior - Current)                                      962,520.12
Add:  ADCPB of New Transferred Property                                      962,667.53
Ending ADCPB (Current + ADCPB of New Property)                            85,794,809.15

CLASS A INTEREST SCHEDULE

     Prior Month Class A Principal Balance                                73,780,187.00
     Class A Certificate Rate                                                      6.85%
     One twelfth of Class A Certificate Rate                                       0.57%
     Class A Certificate Interest                                            421,161.90
     Prior Month Class A Overdue Interest                                          0.00

     Class A Interest Due                                                    421,161.90
     Class A Interest Paid                                                   421,161.90

     Current Month Class A Overdue Interest                                        0.00

CLASS A PRINCIPAL SCHEDULE

     Prior Month Class A Principal Balance                                73,780,187.00
     Class A Percentage                                                           86.00%
     Base Principal Amount                                                   962,520.12
     Class A Base Principal Distribution Amount                                    0.00
     Prior Month Class A Overdue Principal                                         0.00
     Total A Note Principal Due                                                    0.00

     Class A Principal Paid                                                        0.00

     Class A Overdue Principal                                                     0.00

     Current Month Class A Principal Balance                              73,780,187.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-----------------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.  ENDING BALANCE @ 12/31/96 AND 1/1/97
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 1/1/97


CLASS B-1 INTEREST SCHEDULE

     Prior Month Class B-1 Principal Balance                               3,431,637.00
     Class B-1 Certificate Rate                                                    7.63%
     One twelfth of Class B-1 Certificate Rate                                     0.64%
     Class B-1 Certificate Interest                                           21,819.49
     Prior Month Class B-1 Overdue Interest                                        0.00

     Class B-1 Interest Due                                                   21,819.49
     Class B-1 Interest Paid                                                  21,819.49

     Current Month Class B-1 Overdue Interest                                      0.00

CLASS B-1 PRINCIPAL SCHEDULE

     Prior Month Class B-1 Principal Balance                               3,431,637.00
     Class B-1 Percentage Ending Balance @ 12/31/96                                4.00%
     Base Principal Amount                                                   962,520.12
     Class B-1 Base Principal Distribution Amount                                  0.00
     Prior Month B-1 Overdue Principal                                             0.00
     Total B-1 Note Principal Due                                                  0.00
                                                                                   ----

     Class B-1 Principal Paid                                                      0.00


     Class B-1 Overdue Principal                                                   0.00

     Current Month Class B-1 Principal Balance                             3,431,637.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-----------------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC. ENDING BALANCE @ 12/31/96
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 1/1/97


CLASS B-2 INTEREST SCHEDULE

     Prior Month Class B-2 Principal Balance                               3,431,637.00
     Class B-2 Certificate Rate                                                    8.17%
     One twelfth of Class B-2 Certificate Rate                                     0.68%
     Class B-2 Certificate Interest                                           23,363.73
     Prior Month Class B-2 Overdue Interest                                        0.00

     Class B-2 Interest Due                                                   23,363.73
     Class B-2 Interest Paid                                                  23,363.73

     Current Month Class B-2 Overdue Interest                                      0.00

CLASS B-2 PRINCIPAL SCHEDULE

     Prior Month Class B-2 Principal Balance                               3,431,637.00
     Class B-2 Percentage                                                          4.00%
     Base Principal Amount                                                   962,520.12
     Class B-2 Base Principal Distribution Amount                                  0.00
     Prior Month B-1 Overdue Principal                                             0.00
     Total B-1 Note Principal Due                                                  0.00

     Class B-2 Principal Paid                                                      0.00

     Class B-2 Overdue Principal                                                   0.00

     Current Month Class B-2 Principal Balance                             3,431,637.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-----------------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 1/1/97


SERVICING FEE SCHEDULE

     Prior Month ADCPB                                                       85,794,662
     Servicer Fee Rate                                                           0.5000%
     One-twelfth                                                                 0.0417%
     Servicer Fee                                                             35,747.78

     Prior Servicer Fee Arrearage                                                  0.00
     Servicer Fee Due                                                         35,747.78

     Servicer Fee Paid                                                        35,747.78

     Current Servicing Fee Arrearage                                               0.00

BACK-UP SERVICING FEE SCHEDULE

     Prior Month ADCPB                                                       85,794,662
     Back-Up Servicer Fee Rate                                                   0.0130%
     One-twelfth                                                                 0.0011%
     Back-up Servicer Fee                                                        929.44

     Prior Back-Up Servicer Fee Arrearage                                          0.00
     Total Back-Up Servicer Fee Due                                              929.44

     Back-Up Servicer Fee Paid                                                   929.44

     Current Back-Up Servicing Fee Arrearage                                       0.00


TRUSTEE FEE SCHEDULE

     Trustee Fee                                                                 291.67
     Trustee Fee Rate                                                            0.0100%

     Prior Trustee Fee Arrearage                                                   0.00
     Total Trustee Fee Due                                                       291.67

     Trustee Fee Paid                                                            291.67

     Current Trustee Fee Arrearage                                                 0.00


CERTIFICATE PREMIUM SCHEDULE

     Class A Certificate Principal Balance                                73,780,187.00
     Monthly Premium Rate                                                        0.0208%
     Prior Premium Arrearage                                                       0.00
     Premium Amount Due                                                       15,371.00

     Premium Amount Paid                                                      15,371.00

     Current Premium Arrearage                                                     0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 1/1/97

Early Amortization Events

(a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
     10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

(c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its proper) shall occur; or [10.01 (c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

(e) Judgments or orders in respect of money (other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

(h)  A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

(i)  A Delinquency Trigger Event has occur and is continuing; or

(j)  An Event of Servicing Termination has been declared; or [10.01 (j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 1/1/97

RESTRICTING EVENT CALCULATIONS

     (a) Event of Servicer Termination (Yes/No)             No
                                                        ------------

     (b) Certificate Insurer makes an Insured Payment       No
                                                        ------------

     (a) Gross Charge-Off Event (Yes/No)                    No
                                                        ------------

     (b) Delinquency Trigger Event                          No
                                                        ------------

EVENTS OF SERVICER TERMINATION

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
       11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)   Any failure by the Servicer to submit a Monthly Statement pursuant to
       Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in
       Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificatesholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier Activities related to Collection Period Ended 1/1/97 remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)] Ending Balance @ 12/31/96 and 1/1/97 (vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property,or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01
       (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdication, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 1/1/97 ENDING BALANCE @ 12/31/96


GROSS CHARGE-OFFS (GREATER THAN OR EQUAL TO 160
AND ACCOUNTS BOUGHT BACK BY SOURCE)


                                   Gross                      Gross                     Monthly
                                  Defaults    Recoveries   Charge-Offs     ADCPB      Charge-Offs
                                  --------    ----------   -----------     -----      -----------
     2 months prior               140,393      140,393         0         84,082,027      0.00%
     1 month prior                284,791      284,791         0         83,828,578      0.00%
     Current                      336,294      336,294         0         83,526,023      0.00%

                         Gross Charge-Off Ratio:                                         0.00%
                         Maximum Charge-Off Ratio:                                       2.50%

     Ending Balance @ 12/31/96


30+ DELINQUENCIES


                                                                   Monthly
                         Delinquencies          ADCPB           Delinquencies
                         -------------          -----           -------------
2 months prior            3,996,394          84,082,027             4.75%
1 month prior             4,233,943          83,828,578             5.05%
Current month             4,325,063          83,526,023             5.18%

                   Delinquency Ratio:                               4.99%
                   Maximum Delinquency Ratio:                       6.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 1/1/97
ISSUER RESTRICTING EVENT CALCULATIONS

     (a) Gross Defaults Greater Than Or Equal To 180)       No
                                                       ------------

     (b) Issuer Delinquency Trigger Ratio                   No
                                                       ------------


GROSS DEFAULTS GREATER THAN OR EQUAL TO 180)

                                                        Monthly
                 Gross Defaults         ADCPB          Charge-Offs
                 --------------         -----          -----------
Current               0               83,526,023           0.00%


       i A Subordinated Percentage                        10.00%
         B WAL of Remaining Leases                         2.10
      ii   Two
           Ratio (i/ii)                                    2.38%




ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)

                                                                  Monthly
                         Delinquencies           ADCPB         Delinquencies
                         -------------           -----         -------------
2 months prior             392,982            84,082,027           0.47%
1 month prior              636,426            83,828,578           0.76%
Current month              303,510            83,526,023           0.36%


                   Issuer Delinquency Trigger Ratio:               0.53%
                   Maximum Ratio Allowed:                          2.50%


EARLY AMORTIZATION EVENT

     (1) Is Subordinate Interest less than 8.86% of ADCPB?       No
                                                             ------------

     (2) Has a Gross Charge-Off Event Occurred?                  No
                                                             ------------

     (3) Has a Delinquency Event Occurred?                       No
                                                             ------------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 1/1/97

     Aging/Delinquency Statistics


                                                                                       ADCPB          Total
                                                                                       -----          -----
     Current                                                                         79,200,960       94.82%
     31-60 Days Past Due                                                              2,960,907        3.54%
     61-90 Days Past Due                                                              1,060,646        1.27%
     91+ Days Past Due                                                                  303,510        0.36%
                                                                                     ----------

     Total                                                                           83,526,023      100.00%


     Certificate Factors

     Class A Notes                                                                    1.0000000
     Class B-1 Notes                                                                  1.0000000
     Class B-2 Notes                                                                  1.0000000


     Substitution Limits [Section 7]

     ADCPB as of Cut-Off Date                                                     85,790,915.00
     Maximum Substitution (10% of Initial)                                         8,579,091.50
     Maximum Substitution for Defaulted Contracts (5% of Initial)                  4,289,545.75

     Activities related to Collection Period Ended 1/1/97                          1,993,450.01
     Current month ADCPB Substituted                                               370,035.65
     Cumulative ADCPB Substituted                                                  2,363,485.66

     Prior month Cumulative ADCPB Substituted for Defaulted Contracts                 870,233
     Current month ADCPB Substituted Defaulted Contracts                              336,294
     Cumulative ADCPB Substituted for Defaulted Contracts                             1,206,527

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 1/1/97


-------------------------------------------------------------------------------

BEGINNING ACCOUNT BALANCES                                                                               309,836.60

LOCKBOX ACCOUNT
     Transfer of prior period Payments not yet transferred to Collection Account                        (158,566.24)
     Transfer of prior period Excluded Amounts not yet transferred                                       (46,274.91)
     Collections Received [5.02 (b)(d)]                                                                2,488,893.50
     Excluded Amounts [5.02 (d)][Definition]                                                          (1,022,481.99)
     Collections on Deposit due Collection Account [5.02 (d)]                                         (1,376,061.65)

     Ending Balance                                                                                      195,345.31


COLLECTION ACCOUNT

     BEGINNING BALANCE @ 12/1/96                                                                                    1,297,139.90

     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED 12/1/96
     Add:  Servicer Advance                                                                                           931,359.79
     Add:  Payments due Collection Account from last 2 business days prior period                                     158,566.24
     Add:  Add'l transfers                                                                                                  0.00
     Add: Amounts to Collection Acct from Security deposit account                                                          0.00
     Less: Total distributions on 11/11/96                                                                         (2,387,065.93)
     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED 1/1/97
     ----------------------------------------------------
     Aggregate Amount of Actual Payments [6.01 b (i)]                                                               1,534,627.89
     Add: Servicer Advances [5.03][6.01 b (ii)]                                                                             0.00
     Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01 b (iii)]                         0.00
     Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                                                    0.00
     Add: Any Investment Earnings [6.01 b (v)]                                                                          4,771.57
     Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                                              0.00
     Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                                           0.00
     Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                                     0.00
     Add: Security Deposits Related to Prepayment                                                                           0.00
     Add: Offset Amount as Provided by 5.12 [6.01 c]                                                                        0.00
     Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                                     0.00
     Less: Amounts Servicer Advanced but deems uncollectible [6.01 d]                                                        0.00
     Less: Payments due Collection Acct. from last 2 business days in calendar mo.                                          0.00

     Ending Balance @ 12/31/96 and 1/1/97                                                                           1,539,399.46

     Add: Servicer Advances to be deposited on Determination Date                                                   1,101,293.38
     Add:Payments due Collection Acct from last  2 business days                                                       80,910.39
     Add: Payments not yet transferred to the Collection Account                                                            0.00
     Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                                              0.00

     Adjusted Collection Account Balance                                                                            2,721,603.23

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 1/1/97

SECURITY DEPOSIT ACCOUNT

     Beginning  Balance                                         130,080.24
     Add: Balance deposited on closing date                           0.00
     Add: Security Deposits [6.02 b]                                  0.00
     Less: Amounts to Collection Account [6.02 c]                     0.00
     Add:  Investment Earnings                                      581.48
                                                                    ------

     Ending Balance @ 12/31/96                                  130,661.72

     Less: Amounts to Collection Account [6.02 c]                     0.00

     Adjusted Security Deposit  Account Balance                 130,661.72


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT


     Beginning Balance                                                                                           0.00
     -----------------
     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                0.00
     Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                               0.00
     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii                0.00
                                                                                                                 ----

     Ending Balance @ 12/31/96                                                                                   0.00

     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]          962,667.53

     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]        (962,667.53)
                                                                                                          -----------

     Adjusted New Transferred Property Funding Account Balance                                                   0.00

-------------------------------------------------------------------------------
FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 1/1/97

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                                                2,721,603.23


DISBURSEMENTS FROM COLLECTION ACCOUNT (PRIOR TO INITIAL AMORTIZATION DATE]

     (i)     Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 b (i)]                         0.00

     (ii)    Indemnity payments paid inadvertently dep in Collection Account [6.06 b (ii)]                     0.00

     (iii)   Aggregate of: [6.06 b (iii)]
             (A) Unreimbursed Servicer Advances from current collection period                                 0.00
             (B) Unreimbursed Servicer Advances from prior collection period                                   0.00
             (C) Servicing Charges inadvertently deposited in Collection Account                               0.00

     (iv)    Current and unpaid Servicing Fees                                                            35,747.78

     (v)     Current and unpaid Back-up Servicing Fees [6.06 b (iv)]                                         929.44

     (vi)    Premium Amount due on Payment Date and unpaid Premiums [6.06 b (v)]                          15,371.00

     (vii)   Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 b (vi)]                           291.67

     (viii)  Class A Certificate Interest and Overdue Class A Interest [6.06 b (vii)]                    421,161.90

     (ix)    Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 b (viii)]                21,819.49

     (x)     Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 b (ix)]                  23,363.73

     (xi)    Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (x)]                0.00

     (xii)   Any amounts due Servicer under 9.03 [6.06 b (xi)]                                                 0.00

     (xiii)  To the Servicer Security Deposit Refund under 6.02C                                               0.00

     (ix)    To the depositor the lesser of Base Principal Amount or ADCPB new Contracts                 962,520.12
             transferred to the Trust, [6.06 b (xii)]

             If less than the Base Principal Amount, the remainder to the New Transferred Property             0.00
             Funding Account [6.06 b (xii)]

     (x)     To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]              1,240,398.11

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 1/1/97
DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)

     (i)     Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                        0.00

     (ii)    Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                    0.00

     (iii)   Aggregate of: [6.06 c (iii)]
             (A) Unreimbursed Servicer Advances from prior periods                                            0.00
             (B) Servicer Fee and unpaid Servicer Fee                                                         0.00
             (C) Servicing Charges inadvertently deposited in Collection Account                              0.00

     (iv)    Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                          0.00

     (v)     Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                              0.00

     (vi)    Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                            0.00

     (vii)   Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                         0.00

     (viii)  Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                    0.00

     (ix)    Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                      0.00

     (x)     Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]           0.00

     (xi)    Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]              0.00

     (xii)   Class B-1 Base  Principal Distribution Amount and Overdue Class B-1 Principal [6.06 c (xii)]     0.00
             provided no restricting event exists

     (xiii)  Class B-2 Base  Principal Distribution Amount and Overdue Class B-2 Principal [6.06 c (xiii)]    0.00
             provided no restricting event or issuer restricting event exists

     (xiv)   Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                               0.00

     (xv)    Prepayments optionally transferred to collection account and disbursed in                        0.00
             consideration of the transfer of New Transferred Property not in excess of
             $5,000,000 [6.06 c (xv)]

     (xvi)   To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                     0.00


REVIEWED BY:



-------------------------------------------------------------------------------
SANDY B. HO
CHIEF FINANCIAL OFFICER

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 2/1/97


ADCPB BALANCE
Prior Month ADCPB                                                                                      85,794,809.15
Initial ADCPB                                                                                          85,790,915.00
Current Month ADCPB (Before addition of New Property)                                                  83,455,713.32
Base Principal Amount (Prior - Current)                                                                 2,339,095.83
Add:  ADCPB of New Transferred Property                                                                 2,339,226.94
Ending ADCPB (Current + ADCPB of New Property)                                                         85,794,940.26

CLASS A INTEREST SCHEDULE

     Prior Month Class A Principal Balance                                                             73,780,187.00
     Class A Certificate Rate                                                                                   6.85%
     One twelfth of Class A Certificate Rate                                                                    0.57%
     Class A Certificate Interest                                                                         421,161.90
     Prior Month Class A Overdue Interest                                                                       0.00

     Class A Interest Due                                                                                 421,161.90
     Class A Interest Paid                                                                                421,161.90

     Current Month Class A Overdue Interest                                                                     0.00

CLASS A PRINCIPAL SCHEDULE

     Prior Month Class A Principal Balance    Activities related to Collection Period Ended 1/1/97     73,780,187.00
     Class A Percentage                                                                                        86.00%
     Base Principal Amount                                                                              2,339,095.83
     Class A Base Principal Distribution Amount                                                                 0.00
     Prior Month Class A Overdue Principal                                                                      0.00
     Total A Note Principal Due                                                                                 0.00

     Class A Principal Paid                                                                                     0.00

     Class A Overdue Principal                                                                                  0.00

     Current Month Class A Principal Balance                                                           73,780,187.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 2/1/97


CLASS B-1 INTEREST SCHEDULE

     Prior Month Class B-1 Principal Balance                                                       3,431,637.00
     Class B-1 Certificate Rate                                                                            7.63%
     One twelfth of Class B-1 Certificate Rate                                                             0.64%
     Class B-1 Certificate Interest                                                                   21,819.49
     Prior Month Class B-1 Overdue Interest                                                                0.00

     Class B-1 Interest Due                                                                           21,819.49
     Class B-1 Interest Paid                                                                          21,819.49

     Current Month Class B-1 Overdue Interest                                                              0.00

CLASS B-1 PRINCIPAL SCHEDULE

     Prior Month Class B-1 Principal Balance                                                       3,431,637.00
     Class B-1 Percentage                                                                                  4.00%
     Base Principal Amount                                                                         2,339,095.83
     Class B-1 Base Principal Distribution Amount                                                          0.00
     Prior Month B-1 Overdue Principal                                                                     0.00
     Total B-1 Note Principal Due                                                                          0.00
                                                                                                  -------------

     Class B-1 Principal Paid                                                                              0.00


     Class B-1 Overdue Principal                                                                           0.00

     Current Month Class B-1 Principal Balance                                                     3,431,637.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 2/1/97


CLASS B-2 INTEREST SCHEDULE

     Prior Month Class B-2 Principal Balance                                                       3,431,637.00
     Class B-2 Certificate Rate                                                                            8.17%
     One twelfth of Class B-2 Certificate Rate                                                             0.68%
     Class B-2 Certificate Interest                                                                   23,363.73
     Prior Month Class B-2 Overdue Interest                                                                0.00

     Class B-2 Interest Due                                                                           23,363.73
     Class B-2 Interest Paid                                                                          23,363.73

     Current Month Class B-2 Overdue Interest                                                              0.00

CLASS B-2 PRINCIPAL SCHEDULE

     Prior Month Class B-2 Principal Balance                                                       3,431,637.00
     Class B-2 Percentage                                                                                  4.00%
     Base Principal Amount                                                                         2,339,095.83
     Class B-2 Base Principal Distribution Amount                                                          0.00
     Prior Month B-1 Overdue Principal                                                                     0.00
     Total B-1 Note Principal Due                                                                          0.00

     Class B-2 Principal Paid                                                                              0.00

     Class B-2 Overdue Principal                                                                           0.00

     Current Month Class B-2 Principal Balance                                                     3,431,637.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 2/1/97


SERVICING FEE SCHEDULE

     Prior Month ADCPB                                                        85,794,809
     Servicer Fee Rate                                                            0.5000%
     One-twelfth                                                                  0.0417%
     Servicer Fee                                                              35,747.84

     Prior Servicer Fee Arrearage                                                   0.00
     Servicer Fee Due                                                          35,747.84

     Servicer Fee Paid                                                         35,747.84

     Current Servicing Fee Arrearage                                                0.00

BACK-UP SERVICING FEE SCHEDULE

     Prior Month ADCPB                                                        85,794,809
     Back-Up Servicer Fee Rate                                                    0.0130%
     One-twelfth                                                                  0.0011%
     Back-up Servicer Fee                                                         929.44

     Prior Back-Up Servicer Fee Arrearage                                           0.00
     Total Back-Up Servicer Fee Due                                               929.44

     Back-Up Servicer Fee Paid                                                    929.44

     Current Back-Up Servicing Fee Arrearage                                        0.00


TRUSTEE FEE SCHEDULE

     Trustee Fee                                                                  291.67
     Trustee Fee Rate                                                             0.0100%

     Prior Trustee Fee Arrearage                                                    0.00
     Total Trustee Fee Due                                                        291.67

     Trustee Fee Paid                                                             291.67

     Current Trustee Fee Arrearage                                                  0.00


CERTIFICATE PREMIUM SCHEDULE

     Class A Certificate Principal Balance                                 73,780,187.00
     Monthly Premium Rate                                                         0.0208%
     Prior Premium Arrearage                                                        0.00
     Premium Amount Due                                                        15,371.00

     Premium Amount Paid                                                       15,371.00

     Current Premium Arrearage                                                      0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 2/1/97

Early Amortization Events

(a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section 10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

(c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

(e) Judgments or orders in respect of money (other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

(h)      A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

(i)      A Delinquency Trigger Event has occur and is continuing; or

(j)      An Event of Servicing Termination has been declared; or [10.01 (j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 2/1/97

RESTRICTING EVENT CALCULATIONS

         (a)   Event of Servicer Termination (Yes/No)                No
                                                                 -----------

         (b)   Certificate Insurer makes an Insured Payment          No
                                                                 -----------

         (a)   Gross Charge-Off Event (Yes/No)                       No
                                                                 -----------

         (b)   Delinquency Trigger Event                             No
                                                                  ----------

Events of Servicer Termination

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
         11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)     Any failure by the Servicer to submit a Monthly Statement pursuant to
         Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificatesholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier Activities related to Collection Period Ended 1/1/97 remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible OFficer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property,or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdication, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 2/1/97


GROSS CHARGE-OFFS (>=160 AND ACCOUNTS BOUGHT BACK BY SOURCE)

                              Gross                         Gross                           Monthly
                             Defaults       Recoveries    Charge-Offs       ADCPB          Charge-Offs
                             --------       ----------    -----------       -----          -----------
      2 months prior          284,791         284,791            0        83,828,578           0.00%
      1 month prior           336,294         336,294            0        83,526,023           0.00%
      Current                 370,630         370,630            0        82,748,627           0.00%


                          Gross Charge-Off Ratio:                                              0.00%
                          Maximum Charge-Off Ratio:                                            2.50%

30+ DELINQUENCIES

                                                                             Monthly
                                 Delinquencies      ADCPB                 Delinquencies
                                 -------------      -----                 -------------
      2 months prior               4,233,943      83,828,578                  5.05%
      1 month prior                4,325,063      83,526,023                  5.18%
      Current month                4,053,347      82,748,627                  4.90%

                                 Delinquency Ratio:                           5.04%
                                 Maximum Delinquency Ratio:                   6.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 2/1/97
ISSUER RESTRICTING EVENT CALCULATIONS

         (a)   Gross Defaults (>=180)                               No
                                                               -------------

         (b)   Issuer Delinquency Trigger Ratio                     No
                                                               -------------


GROSS DEFAULTS (>=180)

                                                                        Monthly
                                    Gross Defaults     ADCPB           Charge-Offs
                                    --------------     -----           -----------
               Current                        0      82,748,627            0.00%


                        i A         Subordinated Percentage               10.00%
                          B         WAL of Remaining Leases                2.10
                       ii           Two
                                    Ratio (i/ii)                           2.38%




ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)

                                            Monthly
                                          Delinquencies      ADCPB          Delinquencies
                                          -------------      -----          -------------
               2 months prior                 636,426      83,926,281            0.76%
               1 month prior                  303,510      83,526,023            0.36%
               Current month                  517,583      82,748,627            0.63%


                                          Issuer Delinquency Trigger Ratio:      0.58%
                                          Maximum Ratio Allowed:                 2.50%


EARLY AMORTIZATION EVENT

         (1)   Is Subordinate Interest less than 8.86% of ADCPB?        No
                                                                      ------

         (2)   Has a Gross Charge-Off Event Occurred?                   No
                                                                      ------

         (3)   Has a Delinquency Event Occurred?                        No
                                                                      ------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 2/1/97

        Aging/Delinquency Statistics

                                                                     ADCPB          Total
        Current                                                       78,695,280           95.10%
        31-60 Days Past Due                                            2,892,251            3.50%
        61-90 Days Past Due                                              643,512            0.78%
        91+ Days Past Due                                                517,583            0.63%
                                                                    ------------

        Total                                                         82,748,627          100.00%


Certificate Factors

Class A Notes                                                          1.0000000
Class B-1 Notes                                                        1.0000000
Class B-2 Notes                                                        1.0000000


Substitution Limits [Section 7]

ADCPB as of Cut-Off Date                                            5,790,915.00
Maximum Substitution (10% of Initial)                               8,579,091.50
Maximum Substitution for Defaulted Contracts (5% of Initial)        4,289,545.75

Prior month Cumulative ADCPB Substituted                            2,363,485.66
Current month ADCPB Substituted                                       565,077.51
Cumulative ADCPB Substituted                                        2,928,563.17

Prior month Cumulative ADCPB Substituted for Defaulted Contracts       1,206,527
Current month ADCPB Substituted Defaulted Contracts                      370,630
Cumulative ADCPB Substituted for Defaulted Contracts                   1,577,158


Portfolio Prepayment Statistics

Prior month Cumulative ADCPB prepaid                                2,363,485.66
Current month ADCPB prepaid                                           565,077.51
Cumulative ADCPB prepaid                                            2,928,563.17

Prior month Cumulative ADCPB Defaulted                                 1,206,527
Current month ADCPB Defaulted                                            370,630
Cumulative ADCPB Defaulted                                             1,577,158

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 2/1/97

--------------------------------------------------------------------------------


BEGINNING ACCOUNT BALANCES                                                                195,345.31

LOCKBOX ACCOUNT

Transfer of prior period Payments not yet transferred to Collection Account               (80,910.39)

Transfer of prior period Excluded Amounts not yet transferred                             (51,570.52)

Collections Received [5.02 (b)(d)]                                                      3,023,705.16

 Excluded Amounts [5.02 (d)][Definition]                                               (1,086,360.59)

Collections on Deposit due Collection Account [5.02 (d)]                               (1,745,849.60)

Ending Balance                                                                            254,359.37


COLLECTION ACCOUNT


     BEGINNING BALANCE @ 1/1/97                                                                           1,539,399.46

     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED 1/1/97
     Add:  Servicer Advance                                                                               1,101,293.38
     Add:  Payments due Collection Account from last 2 business days prior period                            80,910.39
     Add:  Add'l transfers                                                                                        0.00
     Add: Amounts to Collection Acct from Security deposit account                                                0.00
     Less: Total distributions on 1/10/97                                                                (2,721,603.23)
     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED 2/1/97
     ----------------------------------------------------
     Aggregate Amount of Actual Payments [6.01 b (i)]                                                     1,745,849.60
     Add: Servicer Advances [5.03][6.01 b (ii)]                                                                   0.00
     Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01 b (iii)]               0.00
     Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                                          0.00
     Add: Any Investment Earnings [6.01 b (v)]                                                                5,031.43
     Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                                    0.00
     Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                                 0.00
     Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                           0.00
     Add: Security Deposits Related to Prepayment                                                                 0.00
     Add: Offset Amount as Provided by 5.12 [6.01 c]                                                              0.00
     Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                           0.00
     Less: Amounts Servicer Advanced but deems uncollectible [6.01 d]                                              0.00
     Less: Payments due Collection Acct. from last 2 business days in calendar mo.                                0.00

     Ending Balance @ 1/31/97 and 2/1/97                                                                  1,750,881.03

     Add: Servicer Advances to be deposited on Determination Date                                         1,191,744.57
     Add:Payments due Collection Acct from last  2 business days                                            118,397.14
     Add: Payments not yet transferred to the Collection Account                                                  0.00
     Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                                    0.00

     Adjusted Collection Account Balance                                                                  3,061,022.74

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 2/1/97

SECURITY DEPOSIT ACCOUNT

     Beginning  Balance                                                         130,661.72
     Add: Balance deposited on closing date                                           0.00
     Add: Security Deposits [6.02 b]                                                  0.00
     Less: Amounts to Collection Account [6.02 c]                                     0.00
     Add:  Investment Earnings                                                      582.39
                                                                                    ------

     Ending Balance @ 1/31/97                                                   131,244.11

     Less: Amounts to Collection Account [6.02 c]                                     0.00

     Adjusted Security Deposit Account Balance                                  131,244.11


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT


     Beginning Balance                                                                                                 0.00
     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                      0.00
     Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                                     0.00
     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                     0.00
                                                                                                             --------------

     Ending Balance @ 1/31/97                                                                                          0.00

     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]              2,339,226.94

     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]            (2,339,226.94)
                                                                                                             --------------

     Adjusted New Transferred Property Funding Account Balance                                                         0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 2/1/97


AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                                                    3,061,022.74


DISBURSEMENTS FROM COLLECTION ACCOUNT (PRIOR TO INITIAL AMORTIZATION DATE]

     (i)    Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 b (i)]                              0.00

     (ii)   Indemnity payments paid inadvertently dep in Collection Account [6.06 b (ii)]                          0.00

     (iii)  Aggregate of: [6.06 b (iii)]
            (A)    Unreimbursed Servicer Advances from current collection period                                   0.00
            (B)    Unreimbursed Servicer Advances from prior collection period                                     0.00
            (C)    Servicing Charges inadvertently deposited in Collection Account                                 0.00

     (iv)   Current and unpaid Servicing Fees                                                                 35,747.84

     (v)    Current and unpaid Back-up Servicing Fees [6.06 b (iv)]                                              929.44

     (vi)   Premium Amount due on Payment Date and unpaid Premiums [6.06 b (v)]                               15,371.00

     (vii)  Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 b (vi)]                                291.67

     (viii) Class A Certificate Interest and Overdue Class A Interest [6.06 b (vii)]                         421,161.90

     (ix)   Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 b (viii)]                     21,819.49

     (x)    Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 b (ix)]                       23,363.73

     (xi)   Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (x)]                     0.00

     (xii)  Any amounts due Servicer under 9.03 [6.06 b (xi)]                                                      0.00

     (xiii) To the Servicer Security Deposit Refund under 6.02C                                                    0.00

     (ix)   To the depositor the lesser of Base Principal Amount or ADCPB new Contracts                    2,339,095.83
            transferred to the Trust, [6.06 b (xii)]

            If less than the Base Principal Amount, the remainder to the New Transferred Property                  0.00
            Funding Account [6.06 b (xii)]

     (x)    To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                     203,241.83

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 2/1/97
DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)

     (i)    Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                               0.00

     (ii)   Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                           0.00

     (iii)  Aggregate of: [6.06 c (iii)]
            (A)    Unreimbursed Servicer Advances from prior periods                                                0.00
            (B)    Servicer Fee and unpaid Servicer Fee                                                             0.00
            (C)    Servicing Charges inadvertently deposited in Collection Account                                  0.00

     (iv)   Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                                 0.00

     (v)    Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                                     0.00

     (vi)   Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                                   0.00

     (vii)  Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                                0.00

     (viii) Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                           0.00

     (ix)   Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                             0.00

     (x)    Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]                  0.00

     (xi)   Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]                     0.00

     (xii)  Class B-1 Base  Principal Distribution Amount and Overdue Class B-1 Principal [6.06 c (xii)]            0.00
            provided no restricting event exists

     (xiii) Class B-2 Base  Principal Distribution Amount and Overdue Class B-2 Principal [6.06 c (xiii)]           0.00
            provided no restricting event or issuer restricting event exists

     (xiv)  Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                      0.00

     (xv)   Prepayments optionally transferred to collection account and disbursed in                               0.00
            consideration of the transfer of New Transferred Property not in excess of
            $5,000,000 [6.06 c (xv)]

     (xvi)  To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                            0.00


     REVIEWED BY:



     ------------------------------------------------------
     CRAIG M. SPENCER
     CHIEF ACCOUNTING OFFICER

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 3/1/97

ADCPB BALANCE
Prior Month ADCPB                                                85,794,940.26
Initial ADCPB                                                    85,790,915.00
Current Month ADCPB (Before addition of New Property)            83,515,742.25
Base Principal Amount (Prior - Current)                           2,279,198.01
Add:  ADCPB of New Transferred Property                           2,279,234.63
Ending ADCPB (Current + ADCPB of New Property)                   85,794,976.88

CLASS A INTEREST SCHEDULE

    Prior Month Class A Principal Balance                        73,780,187.00
    Class A Certificate Rate                                              6.85%
    One twelfth of Class A Certificate Rate                               0.57%
    Class A Certificate Interest                                    421,161.90
    Prior Month Class A Overdue Interest                                  0.00

    Class A Interest Due                                            421,161.90
    Class A Interest Paid                                           421,161.90

    Current Month Class A Overdue Interest                                0.00

CLASS A PRINCIPAL SCHEDULE

    Prior Month Class A Principal Balance
    Activities related to Collection Period Ended 1/1/97         73,780,187.00
    Class A Percentage                                                   86.00%
    Base Principal Amount                                         2,279,198.01
    Class A Base Principal Distribution Amount                            0.00
    Prior Month Class A Overdue Principal                                 0.00
    Total A Note Principal Due                                            0.00

    Class A Principal Paid                                                0.00

    Class A Overdue Principal                                             0.00
                                                                 -------------
    Current Month Class A Principal Balance                      73,780,187.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 3/1/97

CLASS B-1 INTEREST SCHEDULE

Prior Month Class B-1 Principal Balance                           3,431,637.00
Class B-1 Certificate Rate                                                7.63%
One twelfth of Class B-1 Certificate Rate                                 0.64%
Class B-1 Certificate Interest                                       21,819.49
Prior Month Class B-1 Overdue Interest                                    0.00

Class B-1 Interest Due                                               21,819.49
Class B-1 Interest Paid                                              21,819.49

Current Month Class B-1 Overdue Interest                                  0.00

CLASS B-1 PRINCIPAL SCHEDULE

Prior Month Class B-1 Principal Balance                           3,431,637.00
Class B-1 Percentage                                                      4.00%
Base Principal Amount                                             2,279,198.01
Class B-1 Base Principal Distribution Amount                              0.00
Prior Month B-1 Overdue Principal                                         0.00
Total B-1 Note Principal Due                                              0.00
                                                                  ------------

Class B-1 Principal Paid                                                  0.00


Class B-1 Overdue Principal                                               0.00

Current Month Class B-1 Principal Balance                         3,431,637.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 3/1/97

CLASS B-2 INTEREST SCHEDULE

Prior Month Class B-2 Principal Balance                          3,431,637.00
Class B-2 Certificate Rate                                               8.17%
One twelfth of Class B-2 Certificate Rate                                0.68%
Class B-2 Certificate Interest                                      23,363.73
Prior Month Class B-2 Overdue Interest                                   0.00

Class B-2 Interest Due                                              23,363.73
Class B-2 Interest Paid                                             23,363.73

Current Month Class B-2 Overdue Interest                                 0.00

CLASS B-2 PRINCIPAL SCHEDULE

Prior Month Class B-2 Principal Balance                          3,431,637.00
Class B-2 Percentage                                                     4.00%
Base Principal Amount                                            2,279,198.01
Class B-2 Base Principal Distribution Amount                             0.00
Prior Month B-1 Overdue Principal                                        0.00
Total B-1 Note Principal Due                                             0.00

Class B-2 Principal Paid                                                 0.00

Class B-2 Overdue Principal                                              0.00

Current Month Class B-2 Principal Balance                        3,431,637.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 3/1/97


SERVICING FEE SCHEDULE
Prior Month ADCPB                                                85,794,940
Servicer Fee Rate                                                    0.5000%
One-twelfth                                                          0.0417%
Servicer Fee                                                      35,747.89

Prior Servicer Fee Arrearage                                           0.00
Servicer Fee Due                                                  35,747.89

Servicer Fee Paid                                                 35,747.89

Current Servicing Fee Arrearage                                        0.00

BACK-UP SERVICING FEE SCHEDULE

Prior Month ADCPB                                                85,794,940
Back-Up Servicer Fee Rate                                            0.0130%
One-twelfth                                                          0.0011%
Back-up Servicer Fee                                                 929.45

Prior Back-Up Servicer Fee Arrearage                                   0.00
Total Back-Up Servicer Fee Due                                       929.45

Back-Up Servicer Fee Paid                                            929.45

Current Back-Up Servicing Fee Arrearage                                0.00

TRUSTEE FEE SCHEDULE

Trustee Fee                                                          291.67
Trustee Fee Rate                                                     0.0100%

Prior Trustee Fee Arrearage                                            0.00
Total Trustee Fee Due                                                291.67

Trustee Fee Paid                                                     291.67

Current Trustee Fee Arrearage                                          0.00


CERTIFICATE PREMIUM SCHEDULE

Class A Certificate Principal Balance                         73,780,187.00
Monthly Premium Rate                                                 0.0208%
Prior Premium Arrearage                                                0.00
Premium Amount Due                                                15,371.00

Premium Amount Paid                                               15,371.00

Current Premium Arrearage                                              0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 3/1/97

Early Amortization Events

(a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
     10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

(c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

(e) Judgments or orders in respect of money (other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

(h)  A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

(i)  A Delinquency Trigger Event has occur and is continuing; or

(j)  An Event of Servicing Termination has been declared; or [10.01 (j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 3/1/97

RESTRICTING EVENT CALCULATIONS

        (a)  Event of Servicer Termination (Yes/No)               No
                                                              ------------

        (b)  Certificate Insurer makes an Insured Payment         No
                                                              ------------

        (a)  Gross Charge-Off Event (Yes/No)                      No
                                                              ------------

        (b)  Delinquency Trigger Event                            No
                                                              ------------

Events of Servicer Termination

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
       11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)   Any failure by the Servicer to submit a Monthly Statement pursuant to
       Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in
       Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier Activities related to Collection Period Ended 1/1/97 remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property,or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or thee insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdication, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 3/1/97


GROSS CHARGE-OFFS (>=160 AND ACCOUNTS BOUGHT BACK BY SOURCE)

                               Gross                       Gross                   Monthly
                              Defaults    Recoveries    Charge-Offs    ADCPB      Charge-Offs
                              --------    ----------    -----------  ----------   -----------
           2 months prior     336,294       336,294           0      83,526,023      0.00%
           1 month prior      370,630       370,630           0      82,748,627      0.00%
           Current            403,705       403,705           0      82,811,619      0.00%

                           Gross Charge-Off Ratio:                                   0.00%
                           Maximum Charge-Off Ratio:                                 2.50%

30+ DELINQUENCIES

                                                         Monthly
                           Delinquencies      ADCPB      Delinquencies
                           -------------   ----------    -------------
           2 months prior   4,325,063      83,526,023       5.18%
           1 month prior    4,053,347      82,748,627       4.90%
           Current month    4,440,784      82,811,619       5.36%

                           Delinquency Ratio:               5.15%
                           Maximum Delinquency Ratio:       6.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 3/1/97
ISSUER RESTRICTING EVENT CALCULATIONS

      (a)  Gross Defaults (>=180)                      No
                                                  ------------

      (b)  Issuer Delinquency Trigger Ratio            No
                                                  ------------


GROSS DEFAULTS (>=180)

                                                         Monthly
                           Gross Defaults     ADCPB     Charge-Offs
                           --------------  ----------   -----------
           Current                  0      82,811,619      0.00%


                 i A       Subordinated Percentage        10.00%
                   B       WAL of Remaining Leases         2.10
                ii         Two
                           Ratio (i/ii)                    2.38%

ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)

                                                               Monthly
                           Delinquencies       ADCPB        Delinquencies
                           -------------     ----------     -------------
           2 months prior     303,510        83,526,023         0.36%
           1 month prior      517,583        82,748,627         0.63%
           Current month      413,631        82,811,619         0.50%


                           Issuer Delinquency Trigger Ratio:    0.50%
                           Maximum Ratio Allowed:               2.50%


EARLY AMORTIZATION EVENT

      (1)  Is Subordinate Interest less than 8.86% of ADCPB?       No
                                                              ------------

      (2)  Has a Gross Charge-Off Event Occurred?                  No
                                                              ------------

      (3)  Has a Delinquency Event Occurred?                       No
                                                              ------------

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-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 3/1/97

        Aging/Delinquency Statistics

                                                                                  ADCPB       Total
Current                                                                        78,370,835      94.64%
31-60 Days Past Due                                                             3,148,755       3.80%
61-90 Days Past Due                                                               878,398       1.06%
91+ Days Past Due                                                                 413,631       0.50%
                                                                               ----------     ------

Total                                                                          82,811,619     100.00%

Certificate Factors

Class A Notes                                                                   1.0000000
Class B-1 Notes                                                                 1.0000000
Class B-2 Notes                                                                 1.0000000


Substitution Limits [Section 7]

ADCPB as of Cut-Off Date                                                    85,790,915.00
Maximum Substitution (10% of Initial)                                        8,579,091.50
Maximum Substitution for Defaulted Contracts (5% of Initial)                 4,289,545.75

Prior month Cumulative ADCPB Substituted                                     2,928,563.17
Current month ADCPB Substituted                                                403,705.41
Cumulative ADCPB Substituted                                                 3,332,268.58

Prior month Cumulative ADCPB Substituted for Defaulted Contracts             1,577,157.65
Current month ADCPB Substituted Defaulted Contracts                            403,705.41
Cumulative ADCPB Substituted for Defaulted Contracts                         1,980,863.06


Portfolio Prepayment Statistics

Prior month Cumulative ADCPB prepaid                                         2,928,563.17
Current month ADCPB prepaid                                                    403,705.41
Cumulative ADCPB prepaid                                                     3,332,268.58

Prior month Cumulative ADCPB Defaulted                                       1,577,157.65
Current month ADCPB Defaulted                                                  403,705.41
Cumulative ADCPB Defaulted                                                   1,980,863.06

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--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 3/1/97

BEGINNING ACCOUNT BALANCES                                                            254,359.37

LOCKBOX ACCOUNT
     Transfer of prior period Payments not yet transferred to Collection Account     (118,397.14)
     Transfer of prior period Excluded Amounts not yet transferred                    (48,214.87)
     Collections Received [5.02 (b)(d)]                                             2,786,910.48
     Excluded Amounts [5.02 (d)][Definition]                                       (1,019,401.35)
     Collections on Deposit due Collection Account [5.02 (d)]                      (1,530,497.69)

     Ending Balance                                                                   324,758.80

COLLECTION ACCOUNT
     BEGINNING BALANCE @ 2/1/97                                                                      1,750,881.03

     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED 2/1/97
     Add:  Servicer Advance                                                                          1,191,744.57
     Add:  Payments due Collection Account from last 2 business days prior period                      118,397.14
     Add:  Add'l transfers                                                                                   0.00
     Add: Amounts to Collection Acct from Security deposit account                                           0.00
     Less: Total distributions on 2/10/97                                                           (3,061,022.74)
     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED 3/1/97
     Aggregate Amount of Actual Payments [6.01 b (i)]                                                1,530,497.69
     Add: Servicer Advances [5.03][6.01 b (ii)]                                                              0.00
     Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01 b (iii)]          0.00
     Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                                     0.00
     Add: Any Investment Earnings [6.01 b (v)]                                                           4,077.02
     Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                               0.00
     Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                            0.00
     Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                      0.00
     Add: Security Deposits Related to Prepayment                                                            0.00
     Add: Offset Amount as Provided by 5.12 [6.01 c]                                                         0.00
     Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                      0.00
     Less: Amounts Servicer Advanced but deems uncollectible [6.01 d]                                        0.00
     Less: Payments due Collection Acct. from last 2 business days in calendar mo.                           0.00

     Ending Balance @ 2/28/97 and 3/1/97                                                             1,534,574.71

     Add: Servicer Advances to be deposited on Determination Date                                    1,118,080.28
     Add: Payments due Collection Acct from last 2 business days                                       145,228.15
     Add: Payments not yet transferred to the Collection Account                                             0.00
     Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                               0.00

     Adjusted Collection Account Balance                                                             2,797,883.14

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-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 3/1/97

SECURITY DEPOSIT ACCOUNT

     Beginning  Balance                                 131,244.11
     Add: Balance deposited on closing date                   0.00
     Add: Security Deposits [6.02 b]                          0.00
     Less: Amounts to Collection Account [6.02 c]             0.00
     Add: Investment Earnings                               524.47

     Ending Balance @ 2/28/97                           131,768.58

     Less: Amounts to Collection Account [6.02 c]             0.00

     Adjusted Security Deposit  Account Balance         131,768.58


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT

     Beginning Balance                                                                                                 0.00
     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                      0.00
     Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                                     0.00
     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                     0.00

     Ending Balance @ 2/28/97                                                                                          0.00

     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]              2,279,234.63

     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]            (2,279,234.63)
                                                                                                              -------------

     Adjusted New Transferred Property Funding Account Balance                                                         0.00

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-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 3/1/97

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                                         2,797,883.14

DISBURSEMENTS FROM COLLECTION ACCOUNT (PRIOR TO INITIAL AMORTIZATION DATE]

(i)    Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 b (i)]                        0.00

(ii)   Indemnity payments paid inadvertently dep in Collection Account [6.06 b
       (ii)]                                                                                            0.00

(iii)  Aggregate of: [6.06 b (iii)]
       (A)     Unreimbursed Servicer Advances from current collection period                            0.00
       (B)     Unreimbursed Servicer Advances from prior collection period                              0.00
       (C)     Servicing Charges inadvertently deposited in Collection Account                          0.00

(iv)   Current and unpaid Servicing Fees                                                           35,747.89

(v)    Current and unpaid Back-up Servicing Fees [6.06 b (iv)]                                        929.45

(vi)   Premium Amount due on Payment Date and unpaid Premiums [6.06 b (v)]                         15,371.00

(vii)  Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 b (vi)]                          291.67

(viii) Class A Certificate Interest and Overdue Class A Interest [6.06 b (vii)]                   421,161.90

(ix)   Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 b (viii)]               21,819.49

(x)    Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 b (ix)]                 23,363.73

(xi)   Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (x)]               0.00

(xii)  Any amounts due Servicer under 9.03 [6.06 b (xi)]                                                0.00

(xiii) To the Servicer Security Deposit Refund under 6.02C                                              0.00

(ix)   To the depositor the lesser of Base Principal Amount or ADCPB new Contracts              2,279,198.01
       transferred to the Trust, [6.06 b (xii)]

       If less than the Base Principal Amount, the remainder to the New Transferred Property            0.00
       Funding Account [6.06 b (xii)]

(x)    To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                     0.00

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-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 3/1/97

DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)

(i)    Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                           0.00

(ii)   Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                       0.00

(iii)  Aggregate of: [6.06 c (iii)]
       (A)     Unreimbursed Servicer Advances from prior periods                                           0.00
       (B)     Servicer Fee and unpaid Servicer Fee                                                        0.00
       (C)     Servicing Charges inadvertently deposited in Collection Account                             0.00

(iv)   Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                             0.00

(v)    Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                                 0.00

(vi)   Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                               0.00

(vii)  Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                            0.00

(viii) Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                       0.00

(ix)   Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                         0.00

(x)    Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]              0.00

(xi)   Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]                 0.00

(xii)  Class B-1 Base  Principal Distribution Amount and Overdue Class B-1 Principal [6.06 c (xii)]        0.00
       provided no restricting event exists

(xiii) Class B-2 Base  Principal Distribution Amount and Overdue Class B-2 Principal [6.06 c (xiii)]       0.00
       provided no restricting event or issuer restricting event exists

(xiv)  Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                  0.00

(xv)   Prepayments optionally transferred to collection account and disbursed in                           0.00
       consideration of the transfer of New Transferred Property not in excess of
       $5,000,000 [6.06 c (xv)]

(xvi)  To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                        0.00

Reviewed By:


-------------------------------------------
Craig M. Spencer
Chief Accounting Officer

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--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 4/1/97


ADCPB BALANCE
-------------

Prior Month ADCPB                                                       85,794,976.88
Initial ADCPB                                                           85,790,915.00
Current Month ADCPB (Before addition of New Property)                   83,438,699.07
Base Principal Amount (Prior - Current)                                  2,352,215.93
Add:  ADCPB of New Transferred Property                                          0.00
Ending ADCPB (Current + ADCPB of New Property)                          83,438,699.07

CLASS A INTEREST SCHEDULE

     Prior Month Class A Principal Balance                              73,780,187.00
     Class A Certificate Rate                                                    6.85%
     One twelfth of Class A Certificate Rate                                     0.57%
     Class A Certificate Interest                                          421,161.90
     Prior Month Class A Overdue Interest                                        0.00

     Class A Interest Due                                                  421,161.90
     Class A Interest Paid                                                 421,161.90

     Current Month Class A Overdue Interest                                      0.00

CLASS A PRINCIPAL SCHEDULE

     Prior Mon Activities related to Collection Period Ended 1/1/97     73,780,187.00
     Class A Percentage                                                         86.00%
     Base Principal Amount                                               2,352,215.93
     Class A Base Principal Distribution Amount                          2,022,905.70
     Prior Month Class A Overdue Principal                                       0.00
     Total A Note Principal Due                                          2,022,905.70

     Class A Principal Paid                                              2,022,905.70

     Class A Overdue Principal                                                   0.00

     Current Month Class A Principal Balance                            71,757,281.30

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 4/1/97



CLASS B-1 INTEREST SCHEDULE
---------------------------

     Prior Month Class B-1 Principal Balance          3,431,637.00
     Class B-1 Certificate Rate                               7.63%
     One twelfth of Class B-1 Certificate Rate                0.64%
     Class B-1 Certificate Interest                      21,819.49
     Prior Month Class B-1 Overdue Interest                   0.00

     Class B-1 Interest Due                              21,819.49
     Class B-1 Interest Paid                             21,819.49

     Current Month Class B-1 Overdue Interest                 0.00

CLASS B-1 PRINCIPAL SCHEDULE

     Prior Month Class B-1 Principal Balance          3,431,637.00
     Class B-1 Percentage                                     4.00%
     Base Principal Amount                            2,352,215.93
     Class B-1 Base Principal Distribution Amount        94,088.64
     Prior Month B-1 Overdue Principal                        0.00
     Total B-1 Note Principal Due                        94,088.64
                                                      ------------

     Class B-1 Principal Paid                            94,088.64


     Class B-1 Overdue Principal                              0.00

     Current Month Class B-1 Principal Balance        3,337,548.36

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--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 4/1/97

CLASS B-2 INTEREST SCHEDULE

     Prior Month Class B-2 Principal Balance          3,431,637.00
     Class B-2 Certificate Rate                               8.17%
     One twelfth of Class B-2 Certificate Rate                0.68%
     Class B-2 Certificate Interest                      23,363.73
     Prior Month Class B-2 Overdue Interest                   0.00

     Class B-2 Interest Due                              23,363.73
     Class B-2 Interest Paid                             23,363.73

     Current Month Class B-2 Overdue Interest                 0.00

CLASS B-2 PRINCIPAL SCHEDULE

     Prior Month Class B-2 Principal Balance          3,431,637.00
     Class B-2 Percentage                                     4.00%
     Base Principal Amount                            2,352,215.93
     Class B-2 Base Principal Distribution Amount        94,088.64
     Prior Month B-1 Overdue Principal                        0.00
     Total B-1 Note Principal Due                        94,088.64

     Class B-2 Principal Paid                            94,088.64

     Class B-2 Overdue Principal                              0.00

     Current Month Class B-2 Principal Balance        3,337,548.36

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 4/1/97

SERVICING FEE SCHEDULE

     Prior Month ADCPB                                85,794,977
     Servicer Fee Rate                                    0.5000%
     One-twelfth                                          0.0417%
     Servicer Fee                                      35,747.91

     Prior Servicer Fee Arrearage                           0.00
     Servicer Fee Due                                  35,747.91

     Servicer Fee Paid                                 35,747.91

     Current Servicing Fee Arrearage                        0.00

BACK-UP SERVICING FEE SCHEDULE

     Prior Month ADCPB                                85,794,977
     Back-Up Servicer Fee Rate                            0.0130%
     One-twelfth                                          0.0011%
     Back-up Servicer Fee                                 929.45

     Prior Back-Up Servicer Fee Arrearage                   0.00
     Total Back-Up Servicer Fee Due                       929.45

     Back-Up Servicer Fee Paid                            929.45

     Current Back-Up Servicing Fee Arrearage                0.00


TRUSTEE FEE SCHEDULE

     Trustee Fee                                          291.67
     Trustee Fee Rate                                     0.0100%

     Prior Trustee Fee Arrearage                            0.00
     Total Trustee Fee Due                                291.67

     Trustee Fee Paid                                     291.67

     Current Trustee Fee Arrearage                          0.00


CERTIFICATE PREMIUM SCHEDULE

     Class A Certificate Principal Balance         73,780,187.00
     Monthly Premium Rate                                 0.0208%
     Prior Premium Arrearage                                0.00
     Premium Amount Due                                15,371.00

     Premium Amount Paid                               15,371.00

     Current Premium Arrearage                              0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 4/1/97

Early Amortization Events

(a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
       10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

(c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

(e) Judgments or orders in respect of money (other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10.01 (g)]

(h)    A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

(i)    A Delinquency Trigger Event has occur and is continuing; or

(j)    An Event of Servicing Termination has been declared; or [10.01 (j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 4/1/97



RESTRICTING EVENT CALCULATIONS

      (a)  Event of Servicer Termination (Yes/No)                No
                                                            ------------

      (b)  Certificate Insurer makes an Insured Payment          No
                                                            ------------

      (a)  Gross Charge-Off Event (Yes/No)                       No
                                                            ------------

      (b)  Delinquency Trigger Event                             No
                                                            ------------

Events of Servicer Termination

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
       11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)   Any failure by the Servicer to submit a Monthly Statement pursuant to
       Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in
       Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificatesholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier Activities related to Collection Period Ended 1/1/97 remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible OFficer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property,or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdication, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 4/1/97


GROSS CHARGE-OFFS GREATER THAN OR EQUALS TO 160 AND ACCOUNTS BOUGHT BACK BY SOURCE)



                        Gross                         Gross                   Monthly
                      Defaults     Recoveries      Charge-Offs    ADCPB     Charge-Offs
                      --------     ----------      -----------    -----     -----------
2 months prior        370,630        370,630              0     82,748,627     0.00%
1 month prior         403,705        403,705              0     82,811,619     0.00%
Current                     0              0              0     82,906,605     0.00%


                 Gross Charge-Off Ratio:                                       0.00%
                 Maximum Charge-Off Ratio:                                     2.50%



30+ DELINQUENCIES
                                                          Monthly
                  Delinquencies     ADCPB              Delinquencies
                  -------------   ----------           -------------

2 months prior      4,053,347     82,748,627               4.90%
1 month prior       4,440,784     82,811,619               5.36%
Current month       4,880,208     82,906,605               5.89%

          Delinquency Ratio:                               5.38%
          Maximum Delinquency Ratio:                       6.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 4/1/97
ISSUER RESTRICTING EVENT CALCULATIONS

      (a)  Gross Defaults greater than or equals to 180)              No
                                                                  ------------

      (b)  Issuer Delinquency Trigger Ratio                           No
                                                                  ------------


GROSS DEFAULTS greater than or equals to 180)



                                                        Monthly
                    Gross Defaults      ADCPB         Charge-Offs
                    --------------      -----         -----------


Current                 30,634        82,906,605           0.04%


    i  A       Subordinated Percentage                    10.00%
       B       WAL of Remaining Leases                     2.06
   ii          Two
               Ratio (i/ii)                                2.43%



ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)



                                                              Monthly
                     Delinquencies      ADCPB              Delinquencies
                     -------------      -----              -------------
2 months prior          517,583       82,748,627               0.63%
1 month prior           413,631       82,811,619               0.50%
Current month           497,839       82,906,605               0.60%


                          Issuer Delinquency Trigger Ratio:    0.58%
                          Maximum Ratio Allowed:               2.50%

EARLY AMORTIZATION EVENT

      (1)  Is Subordinate Interest less than 8.86% of ADCP?       No
                                                             ------------

      (2)  Has a Gross Charge-Off Event Occurred?                 No
                                                             ------------

      (3)  Has a Delinquency Event Occurred?                      No
                                                             ------------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 4/1/97



Aging/Delinquency Statistics
----------------------------
                                                                             ADCPB          Total
                                                                          ----------     -----------

Current                                                                   78,026,397          94.11%
31-60 Days Past Due                                                        3,159,766           3.81%
61-90 Days Past Due                                                        1,222,603           1.47%
91+ Days Past Due                                                            497,839           0.60%
                                                                          ----------     ----------

Total                                                                     82,906,605         100.00%


Certificate Factors

Class A Notes                                                            0.972581993
Class B-1 Notes                                                          0.972581996
Class B-2 Notes                                                          0.972581996


Substitution Limits [Section 7]

ADCPB as of Cut-Off Date                                               85,790,915.00
Maximum Substitution (10% of Initial)                                   8,579,091.50
Maximum Substitution for Defaulted Contracts (5% of Initial)            4,289,545.75

Prior month Cumulative ADCPB Substituted                              3,332,268.58
Current month ADCPB Substituted                                               0.00
Cumulative ADCPB Substituted                                            3,332,268.58

Prior month Cumulative ADCPB Substituted for Defaulted Contracts      1,980,863.06
Current month ADCPB Substituted Defaulted Contracts                           0.00
Cumulative ADCPB Substituted for Defaulted Contracts                    1,980,863.06


Portfolio Prepayment Statistics

Prior month Cumulative ADCPB prepaid                                    3,332,268.58
Current month ADCPB prepaid                                               331,851.67
Cumulative ADCPB prepaid                                                3,664,120.25

Prior month Cumulative ADCPB Defaulted                                  1,980,863.06
Current month ADCPB Defaulted                                             249,878.47
Cumulative ADCPB Defaulted                                              2,230,741.53

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 4/1/97

--------------------------------------------------------------------------------



BEGINNING ACCOUNT BALANCES                                                            324,758.80

LOCKBOX ACCOUNT
    Transfer of prior period Payments not yet transferred to Collection Account      (145,228.15)
    Transfer of prior period Excluded Amounts not yet transferred                     (58,276.80)
    Collections Received [5.02 (b)(d)]                                              3,050,082.41
    Excluded Amounts [5.02 (d)][Definition]                                        (1,167,591.37)
    Collections on Deposit due Collection Account [5.02 (d)]                       (1,581,565.14)

    Ending Balance                                                                    422,179.75





COLLECTION ACCOUNT
    BEGINNING BALANCE @ 3/1/97                                                                          1,534,574.71

    ACTIVITIES RELATED TO COLLECTION PERIOD ENDED 3/1/97
    Add:  Servicer Advance                                                                              1,118,080.28
    Add:  Payments due Collection Account from last 2 business days prior period                          145,228.15
    Add:  Add'l transfers                                                                                       0.00
    Add: Amounts to Collection Acct from Security deposit account                                               0.00
    Less: Total distributions on 3/10/97                                                               (2,797,883.14)
    ACTIVITIES RELATED TO COLLECTION PERIOD ENDED 4/1/97
    Aggregate Amount of Actual Payments [6.01 b (i)]                                                    1,458,173.15
    Add: Servicer Advances [5.03][6.01 b (ii)]                                                                  0.00
    Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01 b (iii)]              0.00
    Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                                         0.00
    Add: Any Investment Earnings [6.01 b (v)]                                                               3,898.40
    Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                                   0.00
    Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)                                 0.00
    Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                          0.00
    Add: Security Deposits Related to Prepayment                                                                0.00
    Add: Offset Amount as Provided by 5.12 [6.01 c]                                                             0.00
    Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                          0.00
    Less: Amounts Servicer Advanced but deems uncollectible [6.01 d]                                             0.00
    Less: Payments due Collection Acct. from last 2 business days in calendar mo.                               0.00

    Ending Balance @ 3/31/97 and 4/1/97                                                                 1,462,071.55

    Add: Servicer Advances to be deposited on Determination Date                                          959,410.67
    Add:Payments due Collection Acct from last  2 business days                                           308,285.90
    Add: Payments not yet transferred to the Collection Account                                                 0.00
    Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                                   0.00


    Adjusted Collection Account Balance                                                                 2,729,768.12


FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 4/1/97

SECURITY DEPOSIT ACCOUNT

    Beginning  Balance                                                             131,768.58
    Add: Balance deposited on closing date                                               0.00
    Add: Security Deposits [6.02 b]                                                      0.00
    Less: Amounts to Collection Account [6.02 c]                                         0.00
    Add:  Investment Earnings                                                          588.31
                                                                                  -----------

    Ending Balance @ 3/31/97                                                       132,356.89

    Less: Amounts to Collection Account [6.02 c]                                         0.00

    Adjusted Security Deposit  Account Balance                                     132,356.89





NEW TRANSFERRED PROPERTY FUNDING ACCOUNT


    Beginning Balance                                                                                0.00
    Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]     0.00
    Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                    0.00
    Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]    0.00

    Ending Balance @ 3/31/97                                                                         0.00

    Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]     0.00

    Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]    0.00

    Adjusted New Transferred Property Funding Account Balance                                        0.00


FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 4/1/97



AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                 2,729,768.12


DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)

    (i)    Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                                     0.00

    (ii)   Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                                 0.00

    (iii)  Aggregate of: [6.06 c (iii)]
           (A)    Unreimbursed Servicer Advances from prior periods                                                      0.00
           (B)    Servicer Fee and unpaid Servicer Fee                                                              35,747.91
           (C)    Servicing Charges inadvertently deposited in Collection Account                                        0.00

    (iv)   Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                                     929.45

    (v)    Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                                      15,371.00

    (vi)   Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                                       291.67

    (vii)  Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                                421,161.90

    (viii) Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                            21,819.49

    (ix)   Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                              23,363.73

    (x)    Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]                2,022,905.70

    (xi)   Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]                           0.00

    (xii)  Class B-1 Base  Principal Distribution Amount and Overdue Class B-1 Principal [6.06 c (xii)]             94,088.64
           provided no restricting event exists

    (xiii) Class B-2 Base  Principal Distribution Amount and Overdue Class B-2 Principal [6.06 c (xiii)]            94,088.64
           provided no restricting event or issuer restricting event exists

    (xiv)  Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                            0.00

    (xv)   Prepayments optionally transferred to collection account and disbursed in                                     0.00
           consideration of the transfer of New Transferred Property not in excess of
           $5,000,000 [6.06 c (xv)]

    (xvi)  To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                                  0.00





Reviewed By:



---------------------------------------------------
Craig M. Spencer
Chief Accounting Officer

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 5/1/97

ADCPB BALANCE
-------------

Initial ADCPB                                                 85,790,915.00
Prior Month ADCPB                                             83,438,699.07
Current Month ADCPB (Before addition of New Property)         81,147,785.17
Base Principal Amount (Prior - Current)                        2,290,913.90
Add:  ADCPB of New Transferred Property                                0.00
Ending ADCPB (Current + ADCPB of New Property)                81,147,785.17

CLASS A INTEREST SCHEDULE
-------------------------

     Prior Month Class A Principal Balance                    71,757,281.30
     Class A Certificate Rate                                          6.85%
     One twelfth of Class A Certificate Rate                           0.57%
     Class A Certificate Interest                                409,614.48
     Prior Month Class A Overdue Interest                              0.00

     Class A Interest Due                                        409,614.48
     Class A Interest Paid                                       409,614.48

     Current Month Class A Overdue Interest                            0.00

CLASS A PRINCIPAL SCHEDULE
--------------------------

     Prior Month Class A Principal Balance                    71,757,281.30
     Class A Percentage                                               86.00%
     Base Principal Amount                                     2,290,913.90
     Class A Base Principal Distribution Amount                1,970,185.95
     Prior Month Class A Overdue Principal                             0.00
     Total A Note Principal Due                                1,970,185.95

     Class A Principal Paid                                    1,970,185.95

     Class A Overdue Principal                                         0.00

     Current Month Class A Principal Balance                  69,787,095.35

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 5/1/97


CLASS B-1 INTEREST SCHEDULE
---------------------------

     Prior Month Class B-1 Principal Balance                   3,337,548.36
     Class B-1 Certificate Rate                                        7.63%
     One twelfth of Class B-1 Certificate Rate                         0.64%
     Class B-1 Certificate Interest                               21,221.24
     Prior Month Class B-1 Overdue Interest                            0.00

     Class B-1 Interest Due                                       21,221.24
     Class B-1 Interest Paid                                      21,221.24

     Current Month Class B-1 Overdue Interest                          0.00

CLASS B-1 PRINCIPAL SCHEDULE
----------------------------

     Prior Month Class B-1 Principal Balance                   3,337,548.36
     Class B-1 Percentage                                              4.00%
     Base Principal Amount                                     2,290,913.90
     Class B-1 Base Principal Distribution Amount                 91,636.56
     Prior Month B-1 Overdue Principal                                 0.00
     Total B-1 Note Principal Due                                 91,636.56
                                                                  ---------

     Class B-1 Principal Paid                                     91,636.56


     Class B-1 Overdue Principal                                       0.00

     Current Month Class B-1 Principal Balance                 3,245,911.80

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 5/1/97


CLASS B-2 INTEREST SCHEDULE
---------------------------

     Prior Month Class B-2 Principal Balance                   3,337,548.36
     Class B-2 Certificate Rate                                        8.17%
     One twelfth of Class B-2 Certificate Rate                         0.68%
     Class B-2 Certificate Interest                               22,723.14
     Prior Month Class B-2 Overdue Interest                            0.00

     Class B-2 Interest Due                                       22,723.14
     Class B-2 Interest Paid                                      22,723.14

     Current Month Class B-2 Overdue Interest                          0.00

CLASS B-2 PRINCIPAL SCHEDULE
----------------------------

     Prior Month Class B-2 Principal Balance                   3,337,548.36
     Class B-2 Percentage                                              4.00%
     Base Principal Amount                                     2,290,913.90
     Class B-2 Base Principal Distribution Amount                 91,636.56
     Prior Month B-1 Overdue Principal                                 0.00
     Total B-1 Note Principal Due                                 91,636.56

     Class B-2 Principal Paid                                     91,636.56

     Class B-2 Overdue Principal                                       0.00

     Current Month Class B-2 Principal Balance                 3,245,911.80

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-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 5/1/97


SERVICING FEE SCHEDULE
----------------------

     Prior Month ADCPB                                      83,438,699
     Servicer Fee Rate                                          0.5000%
     One-twelfth                                                0.0417%
     Servicer Fee                                            34,766.12

     Prior Servicer Fee Arrearage                                 0.00
     Servicer Fee Due                                        34,766.12

     Servicer Fee Paid                                       34,766.12

     Current Servicing Fee Arrearage                              0.00

BACK-UP SERVICING FEE SCHEDULE
------------------------------

     Prior Month ADCPB                                      83,438,699
     Back-Up Servicer Fee Rate                                  0.0130%
     One-twelfth                                                0.0011%
     Back-up Servicer Fee                                       903.92

     Prior Back-Up Servicer Fee Arrearage                         0.00
     Total Back-Up Servicer Fee Due                             903.92

     Back-Up Servicer Fee Paid                                  903.92

     Current Back-Up Servicing Fee Arrearage                      0.00


TRUSTEE FEE SCHEDULE
--------------------

     Trustee Fee                                                291.67
     Trustee Fee Rate                                           0.0100%

     Prior Trustee Fee Arrearage                                  0.00
     Total Trustee Fee Due                                      291.67

     Trustee Fee Paid                                           291.67

     Current Trustee Fee Arrearage                                0.00


CERTIFICATE PREMIUM SCHEDULE
----------------------------

     Class A Certificate Principal Balance               71,757,281.30
     Monthly Premium Rate                                       0.0208%
     Prior Premium Arrearage                                      0.00
     Premium Amount Due                                      14,949.00

     Premium Amount Paid                                     14,949.00

     Current Premium Arrearage                                    0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 5/1/97

Early Amortization Events
-------------------------

   (a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

   (b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
       10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

   (c) Any proceeding shall be instituted against the Depositor, (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

   (d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

   (e) Judgments or orders in respect of money (other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

   (f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

   (g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

   (h) A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

   (i) A Delinquency Trigger Event has occur and is continuing; or

   (j) An Event of Servicing Termination has been declared; or [10.01 (j)]

   (k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

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-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 5/1/97


RESTRICTING EVENT CALCULATIONS
------------------------------

      (a)  Event of Servicer Termination (Yes/No)                     No
                                                                  ------------

      (b)  Certificate Insurer makes an Insured Payment               No
                                                                  ------------

      (a)  Gross Charge-Off Event (Yes/No)                            No
                                                                  ------------

      (b)  Delinquency Trigger Event                                  No
                                                                  ------------

EVENTS OF SERVICER TERMINATION
------------------------------

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
       11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)   Any failure by the Servicer to submit a Monthly Statement pursuant to
       Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in
       Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificatesholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier Activities related to Collection Period Ended 1/1/97 remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property,or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or their insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

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-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 5/1/97


GROSS CHARGE-OFFS (>=160 AND ACCOUNTS BOUGHT BACK BY SOURCE)
------------------------------------------------------------

                             Gross                       Gross                       Monthly
                            Defaults    Recoveries    Charge-Offs    ADCPB         Charge-Offs
                            --------    ----------    -----------    -----         -----------

           2 months prior    403,705       403,705              0   82,811,619            0.00%
           1 month prior     249,878       249,878              0   82,906,605            0.00%
           Current                 0             0              0   81,262,581            0.00%


                           Gross Charge-Off Ratio:                                        0.00%
                           Maximum Charge-Off Ratio:                                      2.50%


30+ DELINQUENCIES
-----------------

                                                                          Monthly
                           Delinquencies   ADCPB                       Delinquencies
                           -------------   -----                       -------------

           2 months prior      4,440,784   82,811,619                           5.36%
           1 month prior       4,880,208   82,906,605                           5.89%
           Current month       4,324,368   81,262,581                           5.32%

                           Delinquency Ratio:                                   5.52%
                           Maximum Delinquency Ratio:                           6.00%

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 5/1/97
ISSUER RESTRICTING EVENT CALCULATIONS

      (a)  Gross Defaults (>=180)                                     No
                                                                 ------------

      (b)  Issuer Delinquency Trigger Ratio                           No
                                                                 ------------


GROSS DEFAULTS (>=180)
----------------------

                                                                                 Monthly
                           Gross Defaults           ADCPB                      Charge-Offs
                           --------------           -----                      -----------

           Current                 38,732         81,262,581                          0.05%


                 i A       Subordinated Percentage                                   10.00%
                   B       WAL of Remaining Leases                                    2.04
                ii         Two
                           Ratio (i/ii)                                               2.46%




ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)
-------------------------------------------

                                                                                 Monthly
                           Delinquencies            ADCPB                     Delinquencies
                           -------------            -----                     -------------
           2 months prior        413,631         82,811,619                            0.50%
           1 month prior         497,839         82,906,605                            0.60%
           Current month         794,592         81,262,581                            0.98%


                           Issuer Delinquency Trigger Ratio:                           0.69%
                           Maximum Ratio Allowed:                                      2.50%


EARLY AMORTIZATION EVENT
------------------------

      (1)  Is Subordinate Interest less than 8.86% of ADCPB?           No
                                                                 ------------

      (2)  Has a Gross Charge-Off Event Occurred?                      No
                                                                 ------------

      (3)  Has a Delinquency Event Occurred?                           No
                                                                 ------------

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 5/1/97

        Aging/Delinquency Statistics
        ----------------------------

                                                                                      ADCPB              Total
        Current                                                                     76,938,213           94.68%
        31-60 Days Past Due                                                          2,208,387            2.72%
        61-90 Days Past Due                                                          1,321,389            1.63%
        91+ Days Past Due                                                              794,592            0.98%
                                                                                    ----------           -----

        Total                                                                       81,262,581          100.00%


        Certificate Factors
        -------------------

        Class A Notes                                                              0.945878537
        Class B-1 Notes                                                            0.945878543
        Class B-2 Notes                                                            0.945878543


        Substitution Limits [Section 7]
        -------------------------------

        ADCPB as of Cut-Off Date                                                 85,790,915.00
        Maximum Substitution (10% of Initial)                                     8,579,091.50
        Maximum Substitution for Defaulted Contracts (5% of Initial)              4,289,545.75

        Prior month Cumulative ADCPB Substituted                                  3,332,268.58
        Current month ADCPB Substituted                                                   0.00
        Cumulative ADCPB Substituted                                              3,332,268.58

        Prior month Cumulative ADCPB Substituted for Defaulted Contracts          1,980,863.06
        Current month ADCPB Substituted Defaulted Contracts                               0.00
        Cumulative ADCPB Substituted for Defaulted Contracts                      1,980,863.06


        Portfolio Prepayment Statistics
        -------------------------------

        Prior month Cumulative ADCPB prepaid                                      3,664,120.25
        Current month ADCPB prepaid                                                 362,013.91
        Cumulative ADCPB prepaid                                                  4,026,134.16

        Prior month Cumulative ADCPB Defaulted                                    2,230,741.53
        Current month ADCPB Defaulted                                               198,683.21
        Cumulative ADCPB Defaulted                                                2,429,424.74

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 5/1/97


-------------------------------------------------------------------------------

BEGINNING ACCOUNT BALANCES                                                               422,179.75

LOCKBOX ACCOUNT

    Transfer of prior period Payments not yet transferred to Collection Account         (308,285.90)
    Transfer of prior period Excluded Amounts not yet transferred                        (81,721.11)
    Collections Received [5.02 (b)(d)]                                                 2,660,976.42
    Excluded Amounts [5.02 (d)] [Definition]                                            (931,895.15)
    Collections on Deposit due Collection Account [5.02 (d)]                          (1,510,220.32)

    Ending Balance                                                                       251,033.69

COLLECTION ACCOUNT

    BEGINNING BALANCE @ 4/1/97                                                                          1,462,071.55

    ACTIVITIES RELATED TO COLLECTION PERIOD ENDED 4/1/97

    Add:  Servicer Advance                                                                                959,410.67
    Add:  Payments due Collection Account from last 2 business days prior period                          308,285.90
    Add:  Add'l transfers                                                                                       0.00
    Add: Amounts to Collection Acct from Security deposit account                                               0.00
    Less: Total distributions on 4/10/97                                                               (2,729,768.12)

    ACTIVITIES RELATED TO COLLECTION PERIOD ENDED 5/1/97

    Aggregate Amount of Actual Payments [6.01 b (i)]                                                    1,706,810.51
    Add: Servicer Advances [5.03][6.01 b (ii)]                                                                  0.00
    Add: Sch. Payments, Final Payments or Purchase Option from Sec.
         Deposit Account [6.01 b (iii)]                                                                         0.00
    Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                                         0.00
    Add: Any Investment Earnings [6.01 b (v)]                                                               5,229.51
    Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                                   0.00
    Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                                0.00
    Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                          0.00
    Add: Security Deposits Related to Prepayment                                                                0.00
    Add: Offset Amount as Provided by 5.12 [6.01 c]                                                             0.00
    Less: Amounts transferred to the New Transferred Property Funding
          Account [6.01 d]                                                                                      0.00
    Less: Amounts Servicer Advanced but deems uncollectible [6.01 d]                                            0.00
    Less: Payments due Collection Acct. from last 2 business days in calendar mo.                               0.00

    Ending Balance @ 4/30/97 and 5/1/97                                                                 1,712,040.02

    Add: Servicer Advances to be deposited on Determination Date                                          907,905.66
    Add: Payments due Collection Acct from last 2 business days                                           136,870.90
    Add: Payments not yet transferred to the Collection Account                                                 0.00
    Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                                   0.00

    Adjusted Collection Account Balance                                                                 2,756,816.58

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 5/1/97


SECURITY DEPOSIT ACCOUNT

    Beginning  Balance                                                                               132,356.89
    Add: Balance deposited on closing date                                                                 0.00
    Add: Security Deposits [6.02 b]                                                                        0.00
    Less: Amounts to Collection Account [6.02 c]                                                           0.00
    Add:  Investment Earnings                                                                            583.09
                                                                                                         ------

    Ending Balance @ 4/30/97                                                                         132,939.98

    Less: Amounts to Collection Account [6.02 c]                                                           0.00

    Adjusted Security Deposit  Account Balance                                                       132,939.98


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT


    Beginning Balance                                                                                                   0.00

    Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                        0.00
    Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                                       0.00
    Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                       0.00
                                                                                                                        ----

    Ending Balance @ 4/30/97                                                                                            0.00

    Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                        0.00

    Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                       0.00
                                                                                                                        ----

    Adjusted New Transferred Property Funding Account Balance                                                           0.00

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 5/1/97

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                                    2,756,816.58


DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)

    (i)    Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                               0.00

    (ii)   Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                           0.00

    (iii)  Aggregate of: [6.06 c (iii)]
           (A)    Unreimbursed Servicer Advances from prior periods                                                0.00
           (B)    Servicer Fee and unpaid Servicer Fee                                                        34,766.12
           (C)    Servicing Charges inadvertently deposited in Collection Account                                  0.00

    (iv)   Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                               903.92

    (v)    Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                                14,949.00

    (vi)   Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                                 291.67

    (vii)  Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                          409,614.48

    (viii) Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                      21,221.24

    (ix)   Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                        22,723.14

    (x)    Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]          1,970,185.95

    (xi)   Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]                     0.00

    (xii)  Class B-1 Base  Principal Distribution Amount and Overdue Class B-1 Principal [6.06 c (xii)]       91,636.56
           provided no restricting event exists

    (xiii) Class B-2 Base  Principal Distribution Amount and Overdue Class B-2 Principal [6.06 c (xiii)]      91,636.56
           provided no restricting event or issuer restricting event exists

    (xiv)  Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                      0.00

    (xv)   Prepayments optionally transferred to collection account and disbursed in                               0.00
           consideration of the transfer of New Transferred Property not in excess of
           $5,000,000 [6.06 c (xv)]

    (xvi)  To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                       98,887.93


    Reviewed By:



    ----------------------------------
    Craig M. Spencer
    Senior Vice President and
    Chief Accounting Officer

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-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 6/1/97

ADCPB BALANCE
Initial ADCPB                                                 85,790,915.00
Prior Month ADCPB                                             81,147,785.17
Current Month ADCPB (Before addition of New Property)         79,013,785.78
Base Principal Amount (Prior - Current)                        2,133,999.39
Add:  ADCPB of New Transferred Property                                0.00
Ending ADCPB (Current + ADCPB of New Property)                79,013,785.78

CLASS A INTEREST SCHEDULE

     Prior Month Class A Principal Balance                    69,787,095.35
     Class A Certificate Rate                                          6.85%
     One twelfth of Class A Certificate Rate                           0.57%
     Class A Certificate Interest                                398,368.00
     Prior Month Class A Overdue Interest                              0.00

     Class A Interest Due                                        398,368.00
     Class A Interest Paid                                       398,368.00

     Current Month Class A Overdue Interest                            0.00

CLASS A PRINCIPAL SCHEDULE

     Prior Month Class A Principal Balance                    69,787,095.35
     Class A Percentage                                               86.00%
     Base Principal Amount                                     2,133,999.39
     Class A Base Principal Distribution Amount                1,835,239.47
     Prior Month Class A Overdue Principal                             0.00
     Total A Note Principal Due                                1,835,239.47

     Class A Principal Paid                                    1,835,239.47

     Class A Overdue Principal                                         0.00

     Current Month Class A Principal Balance                  67,951,855.88

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 6/1/97

CLASS B-1 INTEREST SCHEDULE
     Prior Month Class B-1 Principal Balance                   3,245,911.80
     Class B-1 Certificate Rate                                        7.63%
     One twelfth of Class B-1 Certificate Rate                         0.64%
     Class B-1 Certificate Interest                               20,638.59
     Prior Month Class B-1 Overdue Interest                            0.00

     Class B-1 Interest Due                                       20,638.59
     Class B-1 Interest Paid                                      20,638.59

     Current Month Class B-1 Overdue Interest                          0.00

CLASS B-1 PRINCIPAL SCHEDULE

     Prior Month Class B-1 Principal Balance                   3,245,911.80
     Class B-1 Percentage                                              4.00%
     Base Principal Amount                                     2,133,999.39
     Class B-1 Base Principal Distribution Amount                 85,359.98
     Prior Month B-1 Overdue Principal                                 0.00
     Total B-1 Note Principal Due                                 85,359.98
                                                                  ---------

     Class B-1 Principal Paid                                     85,359.98


     Class B-1 Overdue Principal                                       0.00

     Current Month Class B-1 Principal Balance                 3,160,551.82

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 6/1/97

CLASS B-2 INTEREST SCHEDULE

     Prior Month Class B-2 Principal Balance                   3,245,911.80
     Class B-2 Certificate Rate                                        8.17%
     One twelfth of Class B-2 Certificate Rate                         0.68%
     Class B-2 Certificate Interest                               22,099.25
     Prior Month Class B-2 Overdue Interest                            0.00

     Class B-2 Interest Due                                       22,099.25
     Class B-2 Interest Paid                                      22,099.25

     Current Month Class B-2 Overdue Interest                          0.00

CLASS B-2 PRINCIPAL SCHEDULE

     Prior Month Class B-2 Principal Balance                   3,245,911.80
     Class B-2 Percentage                                              4.00%
     Base Principal Amount                                     2,133,999.39
     Class B-2 Base Principal Distribution Amount                 85,359.98
     Prior Month B-1 Overdue Principal                                 0.00
     Total B-1 Note Principal Due                                 85,359.98

     Class B-2 Principal Paid                                     85,359.98

     Class B-2 Overdue Principal                                       0.00

     Current Month Class B-2 Principal Balance                 3,160,551.82

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-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 6/1/97

SERVICING FEE SCHEDULE
     Prior Month ADCPB                          81,147,785
     Servicer Fee Rate                              0.5000%
     One-twelfth                                    0.0417%
     Servicer Fee                                33,811.58

     Prior Servicer Fee Arrearage                     0.00
     Servicer Fee Due                            33,811.58

     Servicer Fee Paid                           33,811.58

     Current Servicing Fee Arrearage                  0.00

BACK-UP SERVICING FEE SCHEDULE

     Prior Month ADCPB                          81,147,785
     Back-Up Servicer Fee Rate                      0.0130%
     One-twelfth                                    0.0011%
     Back-up Servicer Fee                           879.10

     Prior Back-Up Servicer Fee Arrearage             0.00
     Total Back-Up Servicer Fee Due                 879.10

     Back-Up Servicer Fee Paid                      879.10

     Current Back-Up Servicing Fee Arrearage          0.00

TRUSTEE FEE SCHEDULE

     Trustee Fee                                    291.67
     Trustee Fee Rate                               0.0100%

     Prior Trustee Fee Arrearage                      0.00
     Total Trustee Fee Due                          291.67

     Trustee Fee Paid                               291.67

     Current Trustee Fee Arrearage                    0.00


CERTIFICATE PREMIUM SCHEDULE

     Class A Certificate Principal Balance   69,787,095.35
     Monthly Premium Rate                           0.0208%
     Prior Premium Arrearage                          0.00
     Premium Amount Due                          14,539.00

     Premium Amount Paid                         14,539.00

     Current Premium Arrearage                        0.00

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 6/1/97

Early Amortization Events

(a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
     10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

(c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

(e) Judgments or orders in respect of money (other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

(h)  A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

(i)  A Delinquency Trigger Event has occur and is continuing; or

(j)  An Event of Servicing Termination has been declared; or [10.01 (j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 6/1/97

RESTRICTING EVENT CALCULATIONS

       (a)  Event of Servicer Termination (Yes/No)               No
                                                            -------------

       (b)  Certificate Insurer makes an Insured Payment         No
                                                            -------------

       (a)  Gross Charge-Off Event (Yes/No)                      No
                                                            -------------

       (b)  Delinquency Trigger Event                            No
                                                            -------------

Events of Servicer Termination

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
       11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)   Any failure by the Servicer to submit a Monthly Statement pursuant to
       Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in
       Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificatesholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier Activities related to Collection Period Ended 1/1/97 remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property,or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdication, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 6/1/97

GROSS CHARGE-OFFS (>=160 AND ACCOUNTS BOUGHT BACK BY SOURCE)

                                     Gross                        Gross                      Monthly
                                   Defaults       Recoveries    Charge-Offs    ADCPB       Charge-Offs
                                   --------       ----------    -----------  ----------    -----------
           2 months prior          249,878         249,878          0        82,906,605       0.00%
           1 month prior           198,683         198,683          0        81,262,581       0.00%
           Current                       0               0          0        78,845,490       0.00%

                           Gross Charge-Off Ratio:                                            0.00%
                           Maximum Charge-Off Ratio:                                          2.50%

30+ DELINQUENCIES

                                                                 Monthly
                                 Delinquencies      ADCPB      Delinquencies
                                 -------------    ----------   -------------
           2 months prior          4,880,208      82,906,605       5.89%
           1 month prior           4,324,368      81,262,581       5.32%
           Current month           4,343,854      78,845,490       5.51%

                           Delinquency Ratio:                      5.57%
                           Maximum Delinquency Ratio:              6.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 6/1/97
ISSUER RESTRICTING EVENT CALCULATIONS

      (a)  Gross Defaults (>=180)                    No
                                                -------------

      (b)  Issuer Delinquency Trigger Ratio          No
                                                -------------

GROSS DEFAULTS (>=180)

                                                             Monthly
                           Gross Defaults      ADCPB       Charge-Offs
                           --------------    ----------    -----------
           Current            38,084         78,845,490        0.05%

                 i A       Subordinated Percentage            10.00%
                   B       WAL of Remaining Leases             1.98
                ii         Two
                           Ratio (i/ii)                        2.53%

ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)

                                                                 Monthly
                                 Delinquencies      ADCPB      Delinquencies
                                 -------------    ----------   -------------
           2 months prior           497,839       82,906,605        0.60%
           1 month prior            794,592       81,262,581        0.98%
           Current month            673,826       78,845,490        0.85%


                           Issuer Delinquency Trigger Ratio:        0.81%
                           Maximum Ratio Allowed:                   2.50%

EARLY AMORTIZATION EVENT

       (1)  Is Subordinate Interest less than 8.86% of ADCPB?     No
                                                              -----------

       (2)  Has a Gross Charge-Off Event Occurred?                No
                                                              -----------

       (3)  Has a Delinquency Event Occurred?                     No
                                                              -----------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 6/1/97

     AGING/DELINQUENCY STATISTICS

                                                                                      ADCPB        Total
        Current                                                                     74,501,635      94.49%
        31-60 Days Past Due                                                          2,326,029       2.95%
        61-90 Days Past Due                                                          1,344,000       1.70%
        91+ Days Past Due                                                              673,826       0.85%
                                                                                    ----------      ------
        Total                                                                       78,845,490      100.00%


        Certificate Factors

        Class A Notes                                                              0.921004116
        Class B-1 Notes                                                            0.921004123
        Class B-2 Notes                                                            0.921004123


        Substitution Limits [Section 7]

        ADCPB as of Cut-Off Date                                                 85,790,915.00
        Maximum Substitution (10% of Initial)                                     8,579,091.50
        Maximum Substitution for Defaulted Contracts (5% of Initial)              4,289,545.75

        Prior month Cumulative ADCPB Substituted                                  3,332,268.58
        Current month ADCPB Substituted                                                   0.00
        Cumulative ADCPB Substituted                                              3,332,268.58

        Prior month Cumulative ADCPB Substituted for Defaulted Contracts          1,980,863.06
        Current month ADCPB Substituted Defaulted Contracts                               0.00
        Cumulative ADCPB Substituted for Defaulted Contracts                      1,980,863.06


        Portfolio Prepayment Statistics

        Prior month Cumulative ADCPB prepaid                                      4,026,134.16
        Current month ADCPB prepaid                                                 565,760.76
        Cumulative ADCPB prepaid                                                  4,591,894.92

        Prior month Cumulative ADCPB Defaulted                                    2,429,424.74
        Current month ADCPB Defaulted                                               102,956.42
        Cumulative ADCPB Defaulted                                                2,532,381.16

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 6/1/97

-------------------------------------------------------------------------------

BEGINNING ACCOUNT BALANCES                                                               251,033.69

LOCKBOX ACCOUNT
    Transfer of prior period Payments not yet transferred to Collection Account         (136,870.90)
    Transfer of prior period Excluded Amounts not yet transferred                        (37,504.24)
    Collections Received [5.02 (b)(d)]                                                 2,850,093.52
    Excluded Amounts [5.02 (d)][Definition]                                             (960,379.13)
    Collections on Deposit due Collection Account [5.02 (d)]                          (1,798,740.82)

    Ending Balance                                                                       167,632.12

COLLECTION ACCOUNT
    BEGINNING BALANCE @ 5/1/97                                                                          1,712,040.02

    ACTIVITIES RELATED TO COLLECTION PERIOD ENDED 5/1/97
    Add:  Servicer Advance                                                                                907,905.66
    Add:  Payments due Collection Account from last 2 business days prior period                          136,870.90
    Add:  Add'l transfers                                                                                       0.00
    Add: Amounts to Collection Acct from Security deposit account                                               0.00
    Less: Total distributions on 5/10/97                                                               (2,756,816.58)

    ACTIVITIES RELATED TO COLLECTION PERIOD ENDED 6/1/97

    Aggregate Amount of Actual Payments [6.01 b (i)]                                                    1,870,486.14
    Add: Servicer Advances [5.03][6.01 b (ii)]                                                                  0.00
    Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01 b (iii)]              0.00
    Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                                         0.00
    Add: Any Investment Earnings [6.01 b (v)]                                                               5,238.48
    Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                                   0.00
    Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                                0.00
    Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                          0.00
    Add: Security Deposits Related to Prepayment                                                                0.00
    Add: Offset Amount as Provided by 5.12 [6.01 c]                                                             0.00
    Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                          0.00
    Less: Amounts Servicer Advanced but deems uncollectible [6.01 d]                                            0.00
    Less: Payments due Collection Acct. from last 2 business days in calendar mo.                               0.00

    Ending Balance @ 5/31/97 and 6/1/97                                                                 1,875,724.62

    Add: Servicer Advances to be deposited on Determination Date                                          972,558.12
    Add:Payments due Collection Acct from last  2 business days                                           114,094.26
    Add: Payments not yet transferred to the Collection Account                                                 0.00
    Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                                   0.00

    Adjusted Collection Account Balance                                                                 2,962,377.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 6/1/97

SECURITY DEPOSIT ACCOUNT

    Beginning  Balance                                                                     132,939.98
    Add: Balance deposited on closing date                                                       0.00
    Add: Security Deposits [6.02 b]                                                              0.00
    Less: Amounts to Collection Account [6.02 c]                                                 0.00
    Add:  Investment Earnings                                                                  611.69
                                                                                          -----------

    Ending Balance @ 5/31/97                                                               133,551.67

    Less: Amounts to Collection Account [6.02 c]                                                 0.00

    Adjusted Security Deposit  Account Balance                                             133,551.67


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT


    Beginning Balance                                                                                             0.00
    Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                  0.00
    Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                                 0.00
    Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                 0.00
                                                                                                                  ----

    Ending Balance @ 5/31/97                                                                                      0.00

    Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                  0.00

    Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                 0.00
                                                                                                                  ----

    Adjusted New Transferred Property Funding Account Balance                                                     0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 6/1/97

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS            2,962,377.00

DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)

    (i)    Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                                   0.00

    (ii)   Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                               0.00

    (iii)  Aggregate of: [6.06 c (iii)]
           (A)   Unreimbursed Servicer Advances from prior periods                                                     0.00
           (B)   Servicer Fee and unpaid Servicer Fee                                                             33,811.58
           (C)   Servicing Charges inadvertently deposited in Collection Account                                       0.00

    (iv)   Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                                   879.10

    (v)    Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                                    14,539.00

    (vi)   Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                                     291.67

    (vii)  Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                              398,368.00

    (viii) Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                          20,638.59

    (ix)   Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                            22,099.25

    (x)    Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]              1,835,239.47

    (xi)   Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]                         0.00

    (xii)  Class B-1 Base  Principal Distribution Amount and Overdue Class B-1 Principal [6.06 c (xii)]           85,359.98
           provided no restricting event exists

    (xiii) Class B-2 Base  Principal Distribution Amount and Overdue Class B-2 Principal [6.06 c (xiii)]          85,359.98
           provided no restricting event or issuer restricting event exists

    (xiv)  Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                          0.00

    (xv)   Prepayments optionally transferred to collection account and disbursed in                                   0.00
           consideration of the transfer of New Transferred Property not in excess of
           $5,000,000 [6.06 c (xv)]

    (xvi)  To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                          465,790.39

Reviewed By:



-------------------------------------
Craig M. Spencer
Senior Vice President and
Chief Accounting Officer

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 7/1/97

ADCPB BALANCE
Initial ADCPB                                                 85,790,915.00
Prior Month ADCPB                                             79,013,785.78
Current Month ADCPB (Before addition of New Property)         76,404,223.85
Base Principal Amount (Prior - Current)                        2,609,561.94
Add:  ADCPB of New Transferred Property                                0.00
Ending ADCPB (Current + ADCPB of New Property)                76,404,223.85

CLASS A INTEREST SCHEDULE

     Prior Month Class A Principal Balance                    67,951,855.88
     Class A Certificate Rate                                          6.85%
     One twelfth of Class A Certificate Rate                           0.57%
     Class A Certificate Interest                                387,891.84
     Prior Month Class A Overdue Interest                              0.00

     Class A Interest Due                                        387,891.84
     Class A Interest Paid                                       387,891.84

     Current Month Class A Overdue Interest                            0.00

CLASS A PRINCIPAL SCHEDULE

     Prior Month Class A Principal Balance                    67,951,855.88
     Class A Percentage                                               86.00%
     Base Principal Amount                                     2,609,561.94
     Class A Base Principal Distribution Amount                2,244,223.27
     Prior Month Class A Overdue Principal                             0.00
     Total A Note Principal Due                                2,244,223.27

     Class A Principal Paid                                    2,244,223.27

     Class A Overdue Principal                                         0.00

     Current Month Class A Principal Balance                  65,707,632.61

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 7/1/97

CLASS B-1 INTEREST SCHEDULE

     Prior Month Class B-1 Principal Balance                   3,160,551.82
     Class B-1 Certificate Rate                                        7.63%
     One twelfth of Class B-1 Certificate Rate                         0.64%
     Class B-1 Certificate Interest                               20,095.84
     Prior Month Class B-1 Overdue Interest                            0.00

     Class B-1 Interest Due                                       20,095.84
     Class B-1 Interest Paid                                      20,095.84

     Current Month Class B-1 Overdue Interest                          0.00

CLASS B-1 PRINCIPAL SCHEDULE

     Prior Month Class B-1 Principal Balance                   3,160,551.82
     Class B-1 Percentage                                              4.00%
     Base Principal Amount                                     2,609,561.94
     Class B-1 Base Principal Distribution Amount                104,382.48
     Prior Month B-1 Overdue Principal                                 0.00
     Total B-1 Note Principal Due                                104,382.48
                                                                 ----------

     Class B-1 Principal Paid                                    104,382.48


     Class B-1 Overdue Principal                                       0.00

     Current Month Class B-1 Principal Balance                 3,056,169.34

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-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 7/1/97

CLASS B-2 INTEREST SCHEDULE
     Prior Month Class B-2 Principal Balance                   3,160,551.82
     Class B-2 Certificate Rate                                        8.17%
     One twelfth of Class B-2 Certificate Rate                         0.68%
     Class B-2 Certificate Interest                               21,518.09
     Prior Month Class B-2 Overdue Interest                            0.00

     Class B-2 Interest Due                                       21,518.09
     Class B-2 Interest Paid                                      21,518.09

     Current Month Class B-2 Overdue Interest                          0.00

CLASS B-2 PRINCIPAL SCHEDULE

     Prior Month Class B-2 Principal Balance                   3,160,551.82
     Class B-2 Percentage                                              4.00%
     Base Principal Amount                                     2,609,561.94
     Class B-2 Base Principal Distribution Amount                104,382.48
     Prior Month B-1 Overdue Principal                                 0.00
     Total B-1 Note Principal Due                                104,382.48

     Class B-2 Principal Paid                                    104,382.48

     Class B-2 Overdue Principal                                       0.00

     Current Month Class B-2 Principal Balance                 3,056,169.34

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-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 7/1/97

SERVICING FEE SCHEDULE
     Prior Month ADCPB                           79,013,786
     Servicer Fee Rate                               0.5000%
     One-twelfth                                     0.0417%
     Servicer Fee                                 32,922.41

     Prior Servicer Fee Arrearage                      0.00
     Servicer Fee Due                             32,922.41

     Servicer Fee Paid                            32,922.41

     Current Servicing Fee Arrearage                   0.00

BACK-UP SERVICING FEE SCHEDULE

     Prior Month ADCPB                           79,013,786
     Back-Up Servicer Fee Rate                       0.0130%
     One-twelfth                                     0.0011%
     Back-up Servicer Fee                            855.98

     Prior Back-Up Servicer Fee Arrearage              0.00
     Total Back-Up Servicer Fee Due                  855.98

     Back-Up Servicer Fee Paid                       855.98

     Current Back-Up Servicing Fee Arrearage           0.00


TRUSTEE FEE SCHEDULE

     Trustee Fee                                     291.67
     Trustee Fee Rate                                0.0100%

     Prior Trustee Fee Arrearage                       0.00
     Total Trustee Fee Due                           291.67

     Trustee Fee Paid                                291.67

     Current Trustee Fee Arrearage                     0.00


CERTIFICATE PREMIUM SCHEDULE

     Class A Certificate Principal Balance    67,951,855.88
     Monthly Premium Rate                            0.0208%
     Prior Premium Arrearage                           0.00
     Premium Amount Due                           14,157.00

     Premium Amount Paid                          14,157.00

     Current Premium Arrearage                         0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 7/1/97

Early Amortization Events

(a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
       10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

(c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

(e) Judgments or orders in respect of money (other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

(h)    A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

(i)    A Delinquency Trigger Event has occur and is continuing; or

(j)    An Event of Servicing Termination has been declared; or [10.01 (j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 7/1/97

RESTRICTING EVENT CALCULATIONS

   (a)  Event of Servicer Termination (Yes/No)              No
                                                       -------------

   (b)  Certificate Insurer makes an Insured Payment        No
                                                       -------------

   (a)  Gross Charge-Off Event (Yes/No)                     No
                                                       -------------

   (b)  Delinquency Trigger Event                           No
                                                       -------------

Events of Servicer Termination

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
       11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)   Any failure by the Servicer to submit a Monthly Statement pursuant to
       Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in
       Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificatesholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier Activities related to Collection Period Ended 1/1/97 remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible OFficer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property,or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdication, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

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-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 7/1/97


GROSS CHARGE-OFFS (>=160 AND ACCOUNTS BOUGHT BACK BY SOURCE)

                           Gross                        Gross                        Monthly
                          Defaults     Recoveries    Charge-Offs     ADCPB        Charge-Offs
                          --------     ----------    -----------   ----------     ------------
      2 months prior      198,683        198,683          0        81,262,581         0.00%
      1 month prior       102,956        102,956          0        78,845,490         0.00%
      Current              51,944         51,944          0        76,615,468         0.00%


                       Gross Charge-Off Ratio:                                        0.00%
                       Maximum Charge-Off Ratio:                                      2.50%

30+ DELINQUENCIES

                                                           Monthly
                       Delinquencies        ADCPB        Delinquencies
                       -------------      ----------     --------------
      2 months prior       4,324,368      81,262,581          5.32%
      1 month prior        4,343,854      78,845,490          5.51%
      Current month        4,672,898      76,615,468          6.10%

                       Delinquency Ratio:                     5.64%
                       Maximum Delinquency Ratio:             6.00%

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-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 7/1/97
ISSUER RESTRICTING EVENT CALCULATIONS

 (a)  Gross Defaults (>=180)                   No
                                            --------

 (b)  Issuer Delinquency Trigger Ratio         No
                                            --------

GROSS DEFAULTS (>=180)

                                                         Monthly
                      Gross Defaults        ADCPB      Charge-Offs
                      --------------     ----------    -----------
   Current                    38,084     76,615,468           0.05%


          i A       Subordinated Percentage                  10.00%
            B       WAL of Remaining Leases                   1.94
          ii        Two
                    Ratio (i/ii)                              2.57%

ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)

                                                       Monthly
                         Delinquencies    ADCPB      Delinquencies
                         -------------  ----------   -------------
      2 months prior           794,592  81,262,581            0.98%
      1 month prior            673,826  78,845,490            0.85%
      Current month            788,164  76,615,468            1.03%

                         Issuer Delinquency Trigger Ratio:    0.95%
                         Maximum Ratio Allowed:               2.50%

EARLY AMORTIZATION EVENT

 (1)  Is Subordinate Interest less than 8.86% of ADCPB?      No
                                                          --------

 (2)  Has a Gross Charge-Off Event Occurred?                 No
                                                          --------

 (3)  Has a Delinquency Event Occurred?                      No
                                                          --------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 7/1/97

       Aging/Delinquency Statistics

                                                                                ADCPB        Total
       Current                                                                71,942,570     93.90%
       31-60 Days Past Due                                                     2,473,459      3.23%
       61-90 Days Past Due                                                     1,411,275      1.84%
       91+ Days Past Due                                                         788,164      1.03%
                                                                              ----------     ------

       Total                                                                  76,615,468     100.00%

       Certificate Factors

       Class A Notes                                                         0.890586420
       Class B-1 Notes                                                       0.890586429
       Class B-2 Notes                                                       0.890586429


       Substitution Limits [Section 7]

       ADCPB as of Cut-Off Date                                            85,790,915.00
       Maximum Substitution (10% of Initial)                                8,579,091.50
       Maximum Substitution for Defaulted Contracts (5% of Initial)         4,289,545.75

       Prior month Cumulative ADCPB Substituted                             3,332,268.58
       Current month ADCPB Substituted                                              0.00
       Cumulative ADCPB Substituted                                         3,332,268.58

       Prior month Cumulative ADCPB Substituted for Defaulted Contracts     1,980,863.06
       Current month ADCPB Substituted Defaulted Contracts                          0.00
       Cumulative ADCPB Substituted for Defaulted Contracts                 1,980,863.06


       Portfolio Prepayment Statistics

       Prior month Cumulative ADCPB prepaid                                 4,591,894.92
       Current month ADCPB prepaid                                            446,291.15
       Cumulative ADCPB prepaid                                             5,038,186.07

       Prior month Cumulative ADCPB Defaulted                               2,532,381.16
       Current month ADCPB Defaulted                                           51,944.19
       Cumulative ADCPB Defaulted                                           2,584,325.35

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-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 7/1/97
-------------------------------------------------------------------------------

BEGINNING ACCOUNT BALANCES                                                                  167,632.12

LOCKBOX ACCOUNT
    Transfer of prior period Payments not yet transferred to Collection Account            (114,094.26)
    Transfer of prior period Excluded Amounts not yet transferred                           (57,805.59)
    Collections Received [5.02 (b)(d)]                                                    2,976,820.80
    Excluded Amounts [5.02 (d)] [Definition]                                             (1,035,868.15)
    Collections on Deposit due Collection Account [5.02 (d)]                             (1,593,112.80)

    Ending Balance                                                                          343,572.12

COLLECTION ACCOUNT
    BEGINNING BALANCE @ 6/1/97                                                                            1,875,724.62
    ACTIVITIES RELATED TO COLLECTION PERIOD ENDED 6/1/97
    Add: Servicer Advance                                                                                   972,558.12
    Add: Payments due Collection Account from last 2 business days prior period                             114,094.26
    Add: Add'l transfers                                                                                          0.00
    Add: Amounts to Collection Acct from Security deposit account                                                 0.00
    Less: Total distributions on 6/10/97                                                                 (2,962,377.00)

    ACTIVITIES RELATED TO COLLECTION PERIOD ENDED 7/1/97
    Aggregate Amount of Actual Payments [6.01 b (i)]                                                      1,545,401.07
    Add: Servicer Advances [5.03][6.01 b (ii)]                                                                    0.00
    Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01 b (iii)]                0.00
    Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                                           0.00
    Add: Any Investment Earnings [6.01 b (v)]                                                                 5,184.32
    Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                                     0.00
    Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                                  0.00
    Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                            0.00
    Add: Security Deposits Related to Prepayment                                                                  0.00
    Add: Offset Amount as Provided by 5.12 [6.01 c]                                                               0.00
    Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                            0.00
    Less: Amounts Servicer Advanced but deems uncollectible [6.01 d]                                              0.00
    Less: Payments due Collection Acct. from last 2 business days in calendar mo.                                 0.00

    Ending Balance @ 6/30/97 and 7/1/97                                                                   1,550,585.39

    Add: Servicer Advances to be deposited on Determination Date                                          1,324,192.09
    Add: Payments due Collection Acct from last 2 business days                                              55,943.58
    Add: Payments not yet transferred to the Collection Account                                                   0.00
    Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                                     0.00

    Adjusted Collection Account Balance                                                                   2,930,721.06

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-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 7/1/97

SECURITY DEPOSIT ACCOUNT

    Beginning  Balance                                       133,551.67
    Add: Balance deposited on closing date                         0.00
    Add: Security Deposits [6.02 b]                                0.00
    Less: Amounts to Collection Account [6.02 c]                   0.00
    Add:  Investment Earnings                                    597.81
                                                             ----------

    Ending Balance @ 6/30/97                                 134,149.48

    Less: Amounts to Collection Account [6.02 c]                   0.00

    Adjusted Security Deposit  Account Balance               134,149.48

NEW TRANSFERRED PROPERTY FUNDING ACCOUNT


    Beginning Balance                                                                                  0.00
    Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]        0.00
    Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                        0.00
    Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]       0.00
                                                                                                       ----

    Ending Balance @ 6/30/97                                                                           0.00

    Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]        0.00

    Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]       0.00
                                                                                                       ----

    Adjusted New Transferred Property Funding Account Balance                                          0.00

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-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 7/1/97

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS              2,930,721.06

DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)

    (i)     Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                                  0.00

    (ii)    Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                              0.00

    (iii)   Aggregate of: [6.06 c (iii)]
            (A)   Unreimbursed Servicer Advances from prior periods                                                    0.00
            (B)   Servicer Fee and unpaid Servicer Fee                                                            32,922.41
            (C)   Servicing Charges inadvertently deposited in Collection Account                                      0.00
    (iv)    Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                                  855.98

    (v)     Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                                   14,157.00

    (vi)    Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                                    291.67

    (vii)   Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                             387,891.84

    (viii)  Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                         20,095.84

    (ix)    Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                           21,518.09

    (x)     Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]             2,244,223.27

    (xi)    Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]                        0.00

    (xii)   Class B-1 Base  Principal Distribution Amount and Overdue Class B-1 Principal [6.06 c (xii)]         104,382.48
            provided no restricting event exists

    (xiii)  Class B-2 Base  Principal Distribution Amount and Overdue Class B-2 Principal [6.06 c (xiii)]        104,382.48
            provided no restricting event or issuer restricting event exists

    (xiv)   Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                         0.00

    (xv)    Prepayments optionally transferred to collection account and disbursed in                                  0.00
            consideration of the transfer of New Transferred Property not in excess of
            $5,000,000 [6.06 c (xv)]

    (xvi)   To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                              0.00


Reviewed By:



---------------------------------------------
Craig M. Spencer
Senior Vice President and
Chief Accounting Officer

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-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 8/1/97

ADCPB BALANCE
-------------

Initial ADCPB                                                 85,790,915.00
Prior Month ADCPB                                             76,404,223.85
Current Month ADCPB (Before addition of New Property)         74,059,808.77
Base Principal Amount (Prior - Current)                        2,344,415.07
Add:  ADCPB of New Transferred Property                                0.00
Ending ADCPB (Current + ADCPB of New Property)                74,059,808.77

CLASS A INTEREST SCHEDULE
-------------------------

     Prior Month Class A Principal Balance                    65,707,632.61
     Class A Certificate Rate                                          6.85%
     One twelfth of Class A Certificate Rate                           0.57%
     Class A Certificate Interest                                375,081.07
     Prior Month Class A Overdue Interest                              0.00

     Class A Interest Due                                        375,081.07
     Class A Interest Paid                                       375,081.07

     Current Month Class A Overdue Interest                            0.00

CLASS A PRINCIPAL SCHEDULE
--------------------------

     Prior Month Class A Principal Balance                    65,707,632.61
     Class A Percentage                                               86.00%
     Base Principal Amount                                     2,344,415.07
     Class A Base Principal Distribution Amount                2,016,196.96
     Prior Month Class A Overdue Principal                             0.00
     Total A Note Principal Due                                2,016,196.96

     Class A Principal Paid                                    2,016,196.96

     Class A Overdue Principal                                         0.00

     Current Month Class A Principal Balance                  63,691,435.65

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 8/1/97


CLASS B-1 INTEREST SCHEDULE
---------------------------

     Prior Month Class B-1 Principal Balance                   3,056,169.34
     Class B-1 Certificate Rate                                        7.63%
     One twelfth of Class B-1 Certificate Rate                         0.64%
     Class B-1 Certificate Interest                               19,432.14
     Prior Month Class B-1 Overdue Interest                            0.00

     Class B-1 Interest Due                                       19,432.14
     Class B-1 Interest Paid                                      19,432.14

     Current Month Class B-1 Overdue Interest                          0.00

CLASS B-1 PRINCIPAL SCHEDULE
----------------------------

     Prior Month Class B-1 Principal Balance                   3,056,169.34
     Class B-1 Percentage                                              4.00%
     Base Principal Amount                                     2,344,415.07
     Class B-1 Base Principal Distribution Amount                 93,776.60
     Prior Month B-1 Overdue Principal                                 0.00
     Total B-1 Note Principal Due                                 93,776.60
                                                                  ---------

     Class B-1 Principal Paid                                     93,776.60


     Class B-1 Overdue Principal                                       0.00

     Current Month Class B-1 Principal Balance                 2,962,392.74

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 8/1/97


ASS B-2 INTEREST SCHEDULE
-------------------------

     Prior Month Class B-2 Principal Balance                   3,056,169.34
     Class B-2 Certificate Rate                                        8.17%
     One twelfth of Class B-2 Certificate Rate                         0.68%
     Class B-2 Certificate Interest                               20,807.42
     Prior Month Class B-2 Overdue Interest                            0.00

     Class B-2 Interest Due                                       20,807.42
     Class B-2 Interest Paid                                      20,807.42

     Current Month Class B-2 Overdue Interest                          0.00

CLASS B-2 PRINCIPAL SCHEDULE
----------------------------

     Prior Month Class B-2 Principal Balance                   3,056,169.34
     Class B-2 Percentage                                              4.00%
     Base Principal Amount                                     2,344,415.07
     Class B-2 Base Principal Distribution Amount                 93,776.60
     Prior Month B-1 Overdue Principal                                 0.00
     Total B-1 Note Principal Due                                 93,776.60

     Class B-2 Principal Paid                                     93,776.60

     Class B-2 Overdue Principal                                       0.00

     Current Month Class B-2 Principal Balance                 2,962,392.74

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 8/1/97


SERVICING FEE SCHEDULE

     Prior Month ADCPB                                      76,404,224
     Servicer Fee Rate                                          0.5000%
     One-twelfth                                                0.0417%
     Servicer Fee                                            31,835.09

     Prior Servicer Fee Arrearage                                 0.00
     Servicer Fee Due                                        31,835.09

     Servicer Fee Paid                                       31,835.09

     Current Servicing Fee Arrearage                              0.00

BACK-UP SERVICING FEE SCHEDULE

     Prior Month ADCPB                                      76,404,224
     Back-Up Servicer Fee Rate                                  0.0130%
     One-twelfth                                                0.0011%
     Back-up Servicer Fee                                       827.71

     Prior Back-Up Servicer Fee Arrearage                         0.00
     Total Back-Up Servicer Fee Due                             827.71

     Back-Up Servicer Fee Paid                                  827.71

     Current Back-Up Servicing Fee Arrearage                      0.00

TRUSTEE FEE SCHEDULE

     Trustee Fee                                                291.67
     Trustee Fee Rate                                           0.0100%

     Prior Trustee Fee Arrearage                                  0.00
     Total Trustee Fee Due                                      291.67

     Trustee Fee Paid                                           291.67

     Current Trustee Fee Arrearage                                0.00


CERTIFICATE PREMIUM SCHEDULE

     Class A Certificate Principal Balance               65,707,632.61
     Monthly Premium Rate                                       0.0208%
     Prior Premium Arrearage                                      0.00
     Premium Amount Due                                      13,689.00

     Premium Amount Paid                                     13,689.00

     Current Premium Arrearage                                    0.00

FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 8/1/97

Early Amortization Events

(a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
    10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

(c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

(e) Judgments or orders in respect of money (other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

(h) A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

(i) A Delinquency Trigger Event has occurred and is continuing; or

(j) An Event of Servicing Termination has been declared; or [10.01 (j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 8/1/97

RESTRICTING EVENT CALCULATIONS

      (a)  Event of Servicer Termination (Yes/No)                     No
                                                                  ------------

      (b)  Certificate Insurer makes an Insured Payment               No
                                                                  ------------

      (a)  Gross Charge-Off Event (Yes/No)                            No
                                                                  ------------

      (b)  Delinquency Trigger Event                                  No
                                                                  ------------

Events of Servicer Termination

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
      11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)  Any failure by the Servicer to submit a Monthly Statement pursuant to
      Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in
      Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier Activities related to Collection Period Ended 1/1/97 remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii)Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 8/1/97


GROSS CHARGE-OFFS (>=160 AND ACCOUNTS BOUGHT BACK BY SOURCE)
------------------------------------------------------------

                             Gross                       Gross                        Monthly
                            Defaults    Recoveries    Charge-Offs      ADCPB        Charge-Offs
                            --------    ----------    -----------      -----        -----------

           2 months prior    102,956       102,956              0    78,845,490           0.00%
           1 month prior      51,944        51,944              0    76,615,468           0.00%
           Current           299,823       299,823              0    73,964,797           0.00%


                                                                                          0.00%
                                                                                          2.50%


30+ DELINQUENCIES
-----------------

                                                                Monthly
                             Delinquencies      ADCPB        Delinquencies
                             -------------      -----        -------------

           2 months prior      4,343,854      78,845,490          5.51%
           1 month prior       4,672,898      76,615,468          6.10%
           Current month       3,127,329      73,964,797          4.23%

                             Delinquency Ratio:                   5.28%
                             Maximum Delinquency Ratio:           6.00%

FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 8/1/97
ISSUER RESTRICTING EVENT CALCULATIONS

      (a)  Gross Defaults (>=180)                                 No
                                                       -----------------------

      (b)  Issuer Delinquency Trigger Ratio                       No
                                                       -----------------------


GROSS DEFAULTS (>=180)
----------------------

                                                                            Monthly
                                       Gross Defaults     ADCPB           Charge-Offs
                                       --------------     -----           -----------

           Current                                  0     73,964,797             0.00%


                       i A             Subordinated Percentage                  10.00%
                         B             WAL of Remaining Leases                   1.91
                      ii               Two
                                       Ratio (i/ii)                              2.62%




ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)
-------------------------------------------

                                                                            Monthly
                                       Delinquencies      ADCPB          Delinquencies
                                       -------------      -----          -------------
           2 months prior                    673,826      78,845,490              0.85%
           1 month prior                     788,164      76,615,468              1.03%
           Current month                     384,752      73,964,797              0.52%


                                       Issuer Delinquency Trigger Ratio:          0.80%
                                       Maximum Ratio Allowed:                     2.50%


EARLY AMORTIZATION EVENT

   (1)  Is Subordinate Interest less than 8.86% of ADCPB?           No
                                                          ---------------------

   (2)  Has a Gross Charge-Off Event Occurred?                      No
                                                          ---------------------

   (3)  Has a Delinquency Event Occurred?                           No
                                                          ---------------------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 8/1/97

       Aging/Delinquency Statistics
       ----------------------------

                                                                     ADCPB             Total
       Current                                                            70,837,469           95.77%
       31-60 Days Past Due                                                 2,218,050            3.00%
       61-90 Days Past Due                                                   524,527            0.71%
       91+ Days Past Due                                                     384,752            0.52%
                                                                          ----------           -----

       Total                                                              73,964,797          100.00%


       Certificate Factors
       -------------------

       Class A Notes                                                     0.863259342
       Class B-1 Notes                                                   0.863259353
       Class B-2 Notes                                                   0.863259353


       Substitution Limits [Section 7]
       -------------------------------

       ADCPB as of Cut-Off Date                                        85,790,915.00
       Maximum Substitution (10% of Initial)                            8,579,091.50
       Maximum Substitution for Defaulted Contracts (5% of Initial)     4,289,545.75

       Prior month Cumulative ADCPB Substituted                         3,332,268.58
       Current month ADCPB Substituted                                          0.00
       Cumulative ADCPB Substituted                                     3,332,268.58

       Prior month Cumulative ADCPB Substituted for Defaulted Contracts 1,980,863.06
       Current month ADCPB Substituted Defaulted Contracts                      0.00
       Cumulative ADCPB Substituted for Defaulted Contracts             1,980,863.06


       Portfolio Prepayment Statistics
       -------------------------------

       Prior month Cumulative ADCPB prepaid                             5,038,186.07
       Current month ADCPB prepaid                                        471,634.84
       Cumulative ADCPB prepaid                                         5,509,820.91

       Prior month Cumulative ADCPB Defaulted                           2,584,325.35
       Current month ADCPB Defaulted                                      189,184.99
       Cumulative ADCPB Defaulted                                       2,773,510.34

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 8/1/97


-------------------------------------------------------------------------------

BEGINNING ACCOUNT BALANCES                                                                        343,572.12

LOCKBOX ACCOUNT
    Transfer of prior period Payments not yet transferred to Collection Account                   (55,943.58)
    Transfer of prior period Excluded Amounts not yet transferred                                 (53,181.68)
    Collections Received [5.02 (b)(d)]                                                          2,786,877.85
    Excluded Amounts [5.02 (d)][Definition]                                                    (1,182,278.56)
    Collections on Deposit due Collection Account [5.02 (d)]                                   (1,654,232.75)

    Ending Balance                                                                                184,813.40


COLLECTION ACCOUNT
    BEGINNING BALANCE @ 7/1/97                                                                                     1,550,585.39

    ACTIVITIES RELATED TO COLLECTION PERIOD ENDED 7/1/97
    Add: Servicer Advance                                                                                          1,324,192.09
    Add: Payments due Collection Account from last 2 business days prior period                                       55,943.58
    Add: Add'l transfers                                                                                                   0.00
    Add: Amounts to Collection Acct from Security deposit account                                                          0.00
    Less: Total distributions on 6/10/97                                                                          (2,930,721.06)

    ACTIVITIES RELATED TO COLLECTION PERIOD ENDED 8/1/97

    Aggregate Amount of Actual Payments [6.01 b (i)]                                                               1,670,926.40
    Add: Servicer Advances [5.03][6.01 b (ii)]                                                                             0.00
    Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01 b (iii)]                         0.00
    Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                                                    0.00
    Add: Any Investment Earnings [6.01 b (v)]                                                                          5,144.28
    Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                                              0.00
    Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                                           0.00
    Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                                     0.00
    Add: Security Deposits Related to Prepayment                                                                           0.00
    Add: Offset Amount as Provided by 5.12 [6.01 c]                                                                        0.00
    Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                                     0.00
    Less: Amounts Servicer Advanced but deems uncorrectable [6.01 d]                                                       0.00
    Less: Payments due Collection Acct. from last 2 business days in calendar mo.                                          0.00

    Ending Balance @ 7/31/97 and 8/1/97                                                                            1,676,070.68

    Add: Servicer Advances to be deposited on Determination Date                                                     885,478.57
    Add: Payments due Collection Acct from last 2 business days                                                      139,308.47
    Add: Payments not yet transferred to the Collection Account                                                            0.00
    Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                                              0.00

    Adjusted Collection Account Balance                                                                            2,700,857.72

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 8/1/97

SECURITY DEPOSIT ACCOUNT
------------------------

    Beginning  Balance                                                                              134,149.48
    Add: Balance deposited on closing date                                                                0.00
    Add: Security Deposits [6.02 b]                                                                       0.00
    Less: Amounts to Collection Account [6.02 c]                                                          0.00
    Add: Investment Earnings                                                                            620.78
                                                                                                    ----------

    Ending Balance @ 7/31/97                                                                        134,770.26

    Less: Amounts to Collection Account [6.02 c]                                                          0.00

    Adjusted Security Deposit  Account Balance                                                      134,770.26


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT
----------------------------------------


    Beginning Balance                                                                                               0.00
    -----------------
    Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                    0.00
    Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                                   0.00
    Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                   0.00
                                                                                                                    ----

    Ending Balance @ 7/31/97                                                                                        0.00

    Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                    0.00

    Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                   0.00
                                                                                                                    ----

    Adjusted New Transferred Property Funding Account Balance                                                       0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 8/1/97

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                                      2,700,857.72


DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)

    (i)    Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                                          0.00

    (ii)   Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                                      0.00

    (iii)  Aggregate of: [6.06 c (iii)]
           (A)    Unreimbursed Servicer Advances from prior periods                                                           0.00
           (B)    Servicer Fee and unpaid Servicer Fee                                                                   31,835.09
           (C)    Servicing Charges inadvertently deposited in Collection Account                                             0.00

    (iv)   Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                                           27.71

    (v)    Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                                           13,689.00

    (vi)   Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                                            291.67

    (vii)  Class A Certificate Interest and Overdue Class A Interest [6.06 e(vii)]                                      375,081.07

    (viii) Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                                 19,432.14

    (ix)   Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                                   20,807.42

    (x)    Class A Base  Principal Distribution Amount and Overdue Class A
           Principal [6.06 c (x)]                                                                                     2,016,196.96

    (xi)   Certificate Insurer Reimbursement Amount, if any, due on Payment Date                                              0.00
           [6.06 b (xi)]

    (xii)  Class B-1 Base  Principal Distribution Amount and Overdue Class B-1                                           93,776.60
           Principal [6.06 c (xii)] provided no restricting event exists

    (xiii) Class B-2 Base  Principal Distribution Amount and Overdue Class B-2                                           93,776.60
           Principal [6.06 c (xiii)]provided no restricting event or issuer restricting event exists

    (xiv)  Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                                 0.00

    (xv)   Prepayments optionally transferred to collection account and disbursed in                                          0.00
           consideration of the transfer of New Transferred Property not in excess of
           $5,000,000 [6.06 c (xv)]

    (xvi)  To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                                  35,143.44


    Reviewed By:



    ---------------------------------------------------------------------------
    Craig M. Spencer
    Senior Vice President and
    Chief Accounting Officer

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 9/1/97

ADCPB BALANCE
Initial ADCPB                                                 85,790,915.00
Prior Month ADCPB                                             74,059,808.77
Current Month ADCPB (Before addition of New Property)         71,829,092.08
Base Principal Amount (Prior - Current)                        2,230,716.69
Add:  ADCPB of New Transferred Property                                0.00
Ending ADCPB (Current + ADCPB of New Property)                71,829,092.08

CLASS A INTEREST SCHEDULE

     Prior Month Class A Principal Balance                    63,691,435.65
     Class A Certificate Rate                                          6.85%
     One twelfth of Class A Certificate Rate                           0.57%
     Class A Certificate Interest                                363,571.95
     Prior Month Class A Overdue Interest                              0.00

     Class A Interest Due                                        363,571.95
     Class A Interest Paid                                       363,571.95

     Current Month Class A Overdue Interest                            0.00

CLASS A PRINCIPAL SCHEDULE

     Prior Month Class A Principal Balance                    63,691,435.65
     Class A Percentage                                               86.00%
     Base Principal Amount                                     2,230,716.69
     Class A Base Principal Distribution Amount                1,918,416.36
     Prior Month Class A Overdue Principal                             0.00
     Total A Note Principal Due                                1,918,416.36

     Class A Principal Paid                                    1,918,416.36

     Class A Overdue Principal                                         0.00

     Current Month Class A Principal Balance                  61,773,019.29

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--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 9/1/97


CLASS B-1 INTEREST SCHEDULE

     Prior Month Class B-1 Principal Balance                   2,962,392.74
     Class B-1 Certificate Rate                                        7.63%
     One twelfth of Class B-1 Certificate Rate                         0.64%
     Class B-1 Certificate Interest                               18,835.88
     Prior Month Class B-1 Overdue Interest                            0.00

     Class B-1 Interest Due                                       18,835.88
     Class B-1 Interest Paid                                      18,835.88

     Current Month Class B-1 Overdue Interest                          0.00

CLASS B-1 PRINCIPAL SCHEDULE

     Prior Month Class B-1 Principal Balance                   2,962,392.74
     Class B-1 Percentage                                              4.00%
     Base Principal Amount                                     2,230,716.69
     Class B-1 Base Principal Distribution Amount                 89,228.67
     Prior Month B-1 Overdue Principal                                 0.00
     Total B-1 Note Principal Due                                 89,228.67
                                                               ------------

     Class B-1 Principal Paid                                     89,228.67


     Class B-1 Overdue Principal                                       0.00

     Current Month Class B-1 Principal Balance                 2,873,164.07

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 9/1/97


CLASS B-2 INTEREST SCHEDULE

     Prior Month Class B-2 Principal Balance                   2,962,392.74
     Class B-2 Certificate Rate                                        8.17%
     One twelfth of Class B-2 Certificate Rate                         0.68%
     Class B-2 Certificate Interest                               20,168.96
     Prior Month Class B-2 Overdue Interest                            0.00

     Class B-2 Interest Due                                       20,168.96
     Class B-2 Interest Paid                                      20,168.96

     Current Month Class B-2 Overdue Interest                          0.00

CLASS B-2 PRINCIPAL SCHEDULE

     Prior Month Class B-2 Principal Balance                   2,962,392.74
     Class B-2 Percentage                                              4.00%
     Base Principal Amount                                     2,230,716.69
     Class B-2 Base Principal Distribution Amount                 89,228.67
     Prior Month B-1 Overdue Principal                                 0.00
     Total B-1 Note Principal Due                                 89,228.67

     Class B-2 Principal Paid                                     89,228.67

     Class B-2 Overdue Principal                                       0.00

     Current Month Class B-2 Principal Balance                 2,873,164.07

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 9/1/97


SERVICING FEE SCHEDULE

     Prior Month ADCPB                           74,059,809
     Servicer Fee Rate                               0.5000%
     One-twelfth                                     0.0417%
     Servicer Fee                                 30,858.25

     Prior Servicer Fee Arrearage                      0.00
     Servicer Fee Due                             30,858.25

     Servicer Fee Paid                            30,858.25

     Current Servicing Fee Arrearage                   0.00

BACK-UP SERVICING FEE SCHEDULE

     Prior Month ADCPB                           74,059,809
     Back-Up Servicer Fee Rate                       0.0130%
     One-twelfth                                     0.0011%
     Back-up Servicer Fee                            802.31

     Prior Back-Up Servicer Fee Arrearage              0.00
     Total Back-Up Servicer Fee Due                  802.31

     Back-Up Servicer Fee Paid                       802.31

     Current Back-Up Servicing Fee Arrearage           0.00


TRUSTEE FEE SCHEDULE

     Trustee Fee                                     291.67
     Trustee Fee Rate                                0.0100%

     Prior Trustee Fee Arrearage                       0.00
     Total Trustee Fee Due                           291.67

     Trustee Fee Paid                                291.67

     Current Trustee Fee Arrearage                     0.00


CERTIFICATE PREMIUM SCHEDULE

     Class A Certificate Principal Balance    63,691,435.65
     Monthly Premium Rate                            0.0208%
     Prior Premium Arrearage                           0.00
     Premium Amount Due                           13,269.00

     Premium Amount Paid                          13,269.00

     Current Premium Arrearage                         0.00

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 9/1/97



Early Amortization Events

(a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
       10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

(c) Any proceeding shall be instituted against Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

(e) Judgments or orders in respect of money (other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10.01 (g)]

(h)    A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

(i)    A Delinquency Trigger Event has occurred and is continuing; or

(j)    An Event of Servicing Termination has been declared; or [10.01 (j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]


                                     Page 6

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--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 9/1/97

RESTRICTING EVENT CALCULATIONS

      (a)  Event of Servicer Termination (Yes/No)                      No
                                                                  ------------

      (b)  Certificate Insurer makes an Insured Payment                No
                                                                  ------------

      (a)  Gross Charge-Off Event (Yes/No)                             No
                                                                  ------------

      (b)  Delinquency Trigger Event                                   No
                                                                  ------------

Events of Servicer Termination

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
       11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)   Any failure by the Servicer to submit a Monthly Statement pursuant to
       Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in
       Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier Activities related to Collection Period Ended 1/1/97 remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

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--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 9/1/97


GROSS CHARGE-OFFS greater than or equals to 160 AND ACCOUNTS BOUGHT BACK BY SOURCE)



                        Gross                          Gross                  Monthly
                      Defaults      Recoveries      Charge-Offs   ADCPB     Charge-Offs
                      --------      ----------      -----------   -----     -----------

2 months prior         51,944         51,944              0     76,615,468     0.00%
1 month prior         299,823        299,823              0     73,964,797     0.00%
Current               163,780        163,780              0     71,675,317     0.00%


                                                                               0.00%
                                                                               2.50%




30+ DELINQUENCIES
                                                               Monthly
                    Delinquencies       ADCPB               Delinquencies
                    -------------       -----               -------------
2 months prior        4,672,898       76,615,468               6.10%
1 month prior         3,127,329       73,964,797               4.23%
Current month         3,518,645       71,675,317               4.91%

              Delinquency Ratio:                               5.08%
              Maximum Delinquency Ratio:                       6.00%

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--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 9/1/97
ISSUER RESTRICTING EVENT CALCULATIONS

      (a)  Gross Defaults (>=180)                                      No
                                                                  ------------

      (b)  Issuer Delinquency Trigger Ratio                            No
                                                                  ------------


GROSS DEFAULTS greater than or equals to 180)

                                                    Monthly
                Gross Defaults     ADCPB          Charge-Offs

Current            59,656       71,675,317           0.08%


     i A       Subordinated Percentage              10.00%
       B       WAL of Remaining Leases               1.91
    ii         Two
               Ratio (i/ii)                          2.62%




ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)

                                                       Monthly
                     Delinquencies      ADCPB        Delinquencies

2 months prior          788,164       76,615,468         1.03%
1 month prior           384,752       73,964,797         0.52%
Current month           542,705       71,675,317         0.76%


                    Issuer Delinquency Trigger Ratio:    0.77%
                    Maximum Ratio Allowed:               2.50%


EARLY AMORTIZATION EVENT

      (1)  Is Subordinate Interest less than 8.86% of ADCP?       No
                                                             ------------

      (2)  Has a Gross Charge-Off Event Occurred?                 No
                                                             ------------

      (3)  Has a Delinquency Event Occurred?                      No
                                                             ------------

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 9/1/97

AGING/DELINQUENCY STATISTICS



                                                                                         ADCPB             Total

Current                                                                                68,156,672         95.09%
31-60 Days Past Due                                                                     2,055,476          2.87%
61-90 Days Past Due                                                                       920,464          1.28%
91+ Days Past Due                                                                         542,705          0.76%
                                                                                       ----------     ---------

Total                                                                                  71,675,317        100.00%


Certificate Factors

Class A Notes                                                                         0.837257559
Class B-1 Notes                                                                       0.837257573
Class B-2 Notes                                                                       0.837257573


Substitution Limits [Section 7]

ADCPB as of Cut-Off Date                                                            85,790,915.00
Maximum Substitution (10% of Initial)                                                8,579,091.50
Maximum Substitution for Defaulted Contracts (5% of Initial)                         4,289,545.75

Prior month Cumulative ADCPB Substituted                                             3,332,268.58
Current month ADCPB Substituted                                                              0.00
Cumulative ADCPB Substituted                                                         3,332,268.58

Prior month Cumulative ADCPB Substituted for Defaulted Contracts                     1,980,863.06
Current month ADCPB Substituted Defaulted Contracts                                          0.00
Cumulative ADCPB Substituted for Defaulted Contracts                                 1,980,863.06


Portfolio Prepayment Statistics

Prior month Cumulative ADCPB prepaid                                                 5,509,820.91
Current month ADCPB prepaid                                                            498,672.01
Cumulative ADCPB prepaid                                                             6,008,492.92

Prior month Cumulative ADCPB Defaulted                                               2,773,510.34
Current month ADCPB Defaulted                                                          122,698.68
Cumulative ADCPB Defaulted                                                           2,896,209.02

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 9/1/97


--------------------------------------------------------------------------------


BEGINNING ACCOUNT BALANCES                                                            184,813.40

LOCKBOX ACCOUNT
    Transfer of prior period Payments not yet transferred to Collection Account       (88,371.34)
    Transfer of prior period Excluded Amounts not yet transferred                     (67,757.10)
    Collections Received [5.02 (b)(d)]                                              2,317,167.22
    Excluded Amounts [5.02 (d)][Definition]                                          (902,940.58)
    Collections on Deposit due Collection Account [5.02 (d)                        (1,387,394.70)

    Ending Balance                                                                     55,516.90


COLLECTION ACCOUNT
    BEGINNING BALANCE @ 8/1/97                                                                         1,676,070.68

    ACTIVITIES RELATED TO COLLECTION PERIOD ENDED 8/1/97
    Add:  Servicer Advance                                                                               885,478.57
    Add:  Payments due Collection Account from last 2 business days prior period                         139,308.47
    Add:  Add'l transfers                                                                                      0.00
    Add: Amounts to Collection Acct from Security deposit account                                              0.00
    Less: Total distributions on 8/10/97                                                              (2,700,857.72)
    ACTIVITIES RELATED TO COLLECTION PERIOD ENDED 9/1/97
    Aggregate Amount of Actual Payments [6.01 b (i)]                                                   1,493,682.90
    Add: Servicer Advances [5.03][6.01 b (ii)]                                                                 0.00
    Add: Sch. Payments, Final Payments or Purchase Option from Sec.
         Deposit Account [6.01 b (iii)]                                                                        0.00
    Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                                        0.00
    Add: Any Investment Earnings [6.01 b (v)]                                                              5,711.87
    Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                                  0.00
    Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)                                0.00
    Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                         0.00
    Add: Security Deposits Related to Prepayment                                                               0.00
    Add: Offset Amount as Provided by 5.12 [6.01 c]                                                            0.00
    Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                         0.00
    Less: Amounts Servicer Advanced but deems uncorrectable [6.01 d]                                           0.00
    Less: Payments due Collection Acct. from last 2 business days in calendar mo.                              0.00

    Ending Balance @ 8/31/97 and 9/1/97                                                                1,499,394.77

    Add: Servicer Advances to be deposited on Determination Date                                         928,782.42
    Add: Payments due Collection Acct from last  2 business days                                         116,494.52
    Add: Payments not yet transferred to the Collection Account                                                0.00
    Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                                  0.00

    Adjusted Collection Account Balance                                                                2,544,671.71

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 9/1/97



SECURITY DEPOSIT ACCOUNT
------------------------
    Beginning  Balance                                      134,770.26
    Add: Balance deposited on closing date                        0.00
    Add: Security Deposits [6.02 b]                               0.00
    Less: Amounts to Collection Account [6.02 c]                  0.00
    Add:  Investment Earnings                                   643.32
                                                            ----------

    Ending Balance @ 8/31/97                                135,413.58

    Less: Amounts to Collection Account [6.02 c]                  0.00

    Adjusted Security Deposit  Account Balance              135,413.58






NEW TRANSFERRED PROPERTY FUNDING ACCOUNT
----------------------------------------

    Beginning Balance                                                                                    0.00
    Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]         0.00
    Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                        0.00
    Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]        0.00

    Ending Balance @ 8/31/97                                                                             0.00

    Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]         0.00

    Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]        0.00

    Adjusted New Transferred Property Funding Account Balance                                            0.00


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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 9/1/97



AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                2,544,671.71


DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)

(i)    Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                          0.00

(ii)   Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                      0.00

(iii)  Aggregate of: [6.06 c (iii)]
       (A)    Unreimbursed Servicer Advances from prior periods                                           0.00
       (B)    Servicer Fee and unpaid Servicer Fee                                                   30,858.25
       (C)    Servicing Charges inadvertently deposited in Collection Account                             0.00

(iv)   Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                          802.31

(v)    Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                           13,269.00

(vi)   Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                            291.67

(vii)  Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                     363,571.95

(viii) Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                 18,835.88

(ix)   Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                   20,168.96

(x)    Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]     1,918,416.36

(xi)   Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]                0.00

(xii)  Class B-1 Base Principal Distribution Amount and Overdue Class B-1
       Principal [6.06 c (xiii)] provided no restricting event exists                                89,228.67

(xiii) Class B-2 Base Principal Distribution Amount and Overdue Class B-2
       Principal [6.06 c89,228.67 provided no restricting event or issuer restricting event exists

(xiv)  Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                 0.00

(xv)   Prepayments optionally transferred to collection account and disbursed in                          0.00
       consideration of the transfer of New Transferred Property not in excess of
       $5,000,000 [6.06 c (xv)]

(xvi)  To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                      (0.01)



Reviewed By:



---------------------------------------------------
Craig M. Spencer
Senior Vice President and
Chief Accounting Officer

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 10/1/97

ADCPB BALANCE
Initial ADCPB                                                     85,790,915.00
Prior Month ADCPB                                                 71,829,092.08
Current Month ADCPB (Before addition of New Property)             69,643,558.02
Base Principal Amount (Prior - Current)                            2,185,534.06
Add:  ADCPB of New Transferred Property                                    0.00
Ending ADCPB (Current + ADCPB of New Property)                    69,643,558.02

CLASS A INTEREST SCHEDULE

   Prior Month Class A Principal Balance                          61,773,019.29
   Class A Certificate Rate                                                6.85%
   One twelfth of Class A Certificate Rate                                 0.57%
   Class A Certificate Interest                                      352,620.99
   Prior Month Class A Overdue Interest                                    0.00

   Class A Interest Due                                              352,620.99
   Class A Interest Paid                                             352,620.99

   Current Month Class A Overdue Interest                                  0.00

CLASS A PRINCIPAL SCHEDULE

   Prior Month Class A Principal Balance                          61,773,019.29
   Class A Percentage                                                     86.00%
   Base Principal Amount                                           2,185,534.06
   Class A Base Principal Distribution Amount                      1,879,559.30
   Prior Month Class A Overdue Principal                                   0.00
   Total A Note Principal Due                                      1,879,559.30

   Class A Principal Paid                                          1,879,559.30

   Class A Overdue Principal                                               0.00
                                                                  -------------
   Current Month Class A Principal Balance                        59,893,459.99


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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 10/1/97

CLASS B-1 INTEREST SCHEDULE

   Prior Month Class B-1 Principal Balance                         2,873,164.07
   Class B-1 Certificate Rate                                              7.63%
   One twelfth of Class B-1 Certificate Rate                               0.64%
   Class B-1 Certificate Interest                                     18,268.53
   Prior Month Class B-1 Overdue Interest                                  0.00

   Class B-1 Interest Due                                             18,268.53
   Class B-1 Interest Paid                                            18,268.53

   Current Month Class B-1 Overdue Interest                                0.00

CLASS B-1 PRINCIPAL SCHEDULE

   Prior Month Class B-1 Principal Balance                         2,873,164.07
   Class B-1 Percentage                                                    4.00%
   Base Principal Amount                                           2,185,534.06
   Class B-1 Base Principal Distribution Amount                       87,421.36
   Prior Month B-1 Overdue Principal                                       0.00
   Total B-1 Note Principal Due                                       87,421.36
                                                                  -------------

   Class B-1 Principal Paid                                           87,421.36

   Class B-1 Overdue Principal                                             0.00

   Current Month Class B-1 Principal Balance                       2,785,742.71

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 10/1/97

CLASS B-2 INTEREST SCHEDULE

   Prior Month Class B-2 Principal Balance                         2,873,164.07
   Class B-2 Certificate Rate                                              8.17%
   One twelfth of Class B-2 Certificate Rate                               0.68%
   Class B-2 Certificate Interest                                     19,561.46
   Prior Month Class B-2 Overdue Interest                                  0.00

   Class B-2 Interest Due                                             19,561.46
   Class B-2 Interest Paid                                            19,561.46

   Current Month Class B-2 Overdue Interest                                0.00

CLASS B-2 PRINCIPAL SCHEDULE

   Prior Month Class B-2 Principal Balance                         2,873,164.07
   Class B-2 Percentage                                                    4.00%
   Base Principal Amount                                           2,185,534.06
   Class B-2 Base Principal Distribution Amount                       87,421.36
   Prior Month B-1 Overdue Principal                                       0.00
   Total B-1 Note Principal Due                                       87,421.36

   Class B-2 Principal Paid                                           87,421.36

   Class B-2 Overdue Principal                                             0.00

   Current Month Class B-2 Principal Balance                       2,785,742.71

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 10/1/97

SERVICING FEE SCHEDULE

   Prior Month ADCPB                                                 71,829,092
   Servicer Fee Rate                                                     0.5000%
   One-twelfth                                                           0.0417%
   Servicer Fee                                                       29,928.79

   Prior Servicer Fee Arrearage                                            0.00
   Servicer Fee Due                                                   29,928.79

   Servicer Fee Paid                                                  29,928.79

   Current Servicing Fee Arrearage                                         0.00

BACK-UP SERVICING FEE SCHEDULE

   Prior Month ADCPB                                                 71,829,092
   Back-Up Servicer Fee Rate                                             0.0130%
   One-twelfth                                                           0.0011%
   Back-up Servicer Fee                                                  778.15

   Prior Back-Up Servicer Fee Arrearage                                    0.00
   Total Back-Up Servicer Fee Due                                        778.15

   Back-Up Servicer Fee Paid                                             778.15

   Current Back-Up Servicing Fee Arrearage                                 0.00

TRUSTEE FEE SCHEDULE

   Trustee Fee                                                           291.67
   Trustee Fee Rate                                                      0.0100%

   Prior Trustee Fee Arrearage                                             0.00
   Total Trustee Fee Due                                                 291.67

   Trustee Fee Paid                                                      291.67

   Current Trustee Fee Arrearage                                           0.00

CERTIFICATE PREMIUM SCHEDULE

   Class A Certificate Principal Balance                          61,773,019.29
   Monthly Premium Rate                                                  0.0208%
   Prior Premium Arrearage                                                 0.00
   Premium Amount Due                                                 12,869.00

   Premium Amount Paid                                                12,869.00

   Current Premium Arrearage                                               0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 10/1/97

EARLY AMORTIZATION EVENTS

(a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section 10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a Notice of default hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

(c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

(e) Judgments or orders in respect of money (other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a Notice of Default hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10.01 (g)]

(h)     A Gross Charge-Off Event has occurred and is continuing; or  [10.01 (h)]

(i)     A Delinquency Trigger Event has occurred and is continuing; or

(j)     An Event of Servicing Termination has been declared; or  [10.01 (j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 10/1/97

RESTRICTING EVENT CALCULATIONS

      (a)  Event of Servicer Termination (Yes/No)                     No
                                                                  ------------

      (b)  Certificate Insurer makes an Insured Payment               No
                                                                  ------------

      (a)  Gross Charge-Off Event (Yes/No)                            No
                                                                  ------------

      (b)  Delinquency Trigger Event                                  No
                                                                  ------------

Events of Servicer Termination

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
         11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)     Any failure by the Servicer to submit a Monthly Statement pursuant to
         Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier Activities related to Collection Period Ended 1/1/97 remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 10/1/97


GROSS CHARGE-OFFS (>=160 AND ACCOUNTS BOUGHT BACK BY SOURCE)

                             Gross                           Gross                                 Monthly
                            Defaults         Recoveries    Charge-Offs            ADCPB           Charge-Offs
                            --------         ----------    -----------            -----           -----------
           2 months prior     299,823         299,823           0               73,964,797            0.00%
           1 month prior      163,780         163,780           0               71,675,317            0.00%
           Current            165,059         165,059           0               69,767,793            0.00%


                                                                                                      0.00%
                                                                                                      2.50%


30+ DELINQUENCIES

                                                                            Monthly
                          Delinquencies      ADCPB                       Delinquencies
                          -------------      -----                       -------------
           2 months prior   3,127,329      73,964,797                       4.23%
           1 month prior    3,518,645      71,675,317                       4.91%
           Current month    4,150,688      69,767,793                       5.95%

                           Delinquency Ratio:                               5.03%
                           Maximum Delinquency Ratio:                       6.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 10/1/97
ISSUER RESTRICTING EVENT CALCULATIONS

      (a)  Gross Defaults (>=180)                                     No
                                                                  ------------

      (b)  Issuer Delinquency Trigger Ratio                           No
                                                                  ------------


GROSS DEFAULTS (>=180)

                                                               Monthly
                           Gross Defaults    ADCPB            Charge-Offs
                           --------------    -----            -----------
           Current             38,404      69,767,793           0.06%


                 i A       Subordinated Percentage             10.00%
                   B       WAL of Remaining Leases              1.84
                ii         Two
                           Ratio (i/ii)                         2.72%




ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)

                                                               Monthly
                           Delinquencies     ADCPB           Delinquencies
                           -------------     -----           -------------
           2 months prior     384,752      73,964,797           0.52%
           1 month prior      542,705      71,675,317           0.76%
           Current month      778,753      69,767,793           1.12%


                           Issuer Delinquency Trigger Ratio:    0.80%
                           Maximum Ratio Allowed:               2.50%


EARLY AMORTIZATION EVENT

      (1)  Is Subordinate Interest less than 8.86% of ADCPB?         No
                                                                ------------

      (2)  Has a Gross Charge-Off Event Occurred?                    No
                                                                ------------

      (3)  Has a Delinquency Event Occurred?                         No
                                                                ------------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 10/1/97

Aging/Delinquency Statistics

                                                                                          ADCPB             Total
Current                                                                                   65,617,105         94.05%
31-60 Days Past Due                                                                        2,359,908          3.38%
61-90 Days Past Due                                                                        1,012,027          1.45%
91+ Days Past Due                                                                            778,753          1.12%
                                                                                       -------------       -------

Total                                                                                     69,767,793        100.00%


Certificate Factors

Class A Notes                                                                            0.811782437
Class B-1 Notes                                                                          0.811782455
Class B-2 Notes                                                                          0.811782455


Substitution Limits [Section 7]

ADCPB as of Cut-Off Date                                                               85,790,915.00
Maximum Substitution (10% of Initial)                                                   8,579,091.50
Maximum Substitution for Defaulted Contracts (5% of Initial)                            4,289,545.75

Prior month Cumulative ADCPB Substituted                                                3,332,268.58
Current month ADCPB Substituted                                                                 --
                                                                                       -------------
Cumulative ADCPB Substituted                                                            3,332,268.58

Prior month Cumulative ADCPB Substituted for Defaulted Contracts 1,980,863.06
Current month ADCPB Substituted Defaulted Contracts                                             --
                                                                                       -------------
Cumulative ADCPB Substituted for Defaulted Contracts                                    1,980,863.06


Portfolio Prepayment Statistics

Prior month Cumulative ADCPB prepaid                                                    6,008,492.92
Current month ADCPB prepaid                                                               323,387.54
                                                                                       -------------
Cumulative ADCPB prepaid                                                                6,331,880.46

Prior month Cumulative ADCPB Defaulted                                                  2,896,209.02
Current month ADCPB Defaulted                                                             113,505.38
                                                                                       -------------
Cumulative ADCPB Defaulted                                                              3,009,714.40

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 10/1/97



BEGINNING ACCOUNT BALANCES                                                                55,516.90

LOCKBOX ACCOUNT
    Transfer of prior period Payments not yet transferred to Collection Account         (116,494.52)
    Transfer of prior period Excluded Amounts not yet transferred                        (46,432.87)
    Collections Received [5.02 (b)(d)]                                                 2,751,527.94
    Excluded Amounts [5.02 (d)][Definition]                                           (1,013,208.39)
    Collections on Deposit due Collection Account [5.02 (d)]                          (1,496,217.37)

    Ending Balance                                                                       134,691.69


COLLECTION ACCOUNT
    Beginning Balance @ 9/1/97                                                                             1,499,394.77

    Activities related to Collection Period Ended 9/1/97
    Add:  Servicer Advance                                                                                   928,782.42
    Add:  Payments due Collection Account from last 2 business days prior period                             116,494.52
    Add:  Add'l transfers                                                                                          0.00
    Add: Amounts to Collection Acct from Security deposit account                                                  0.00
    Less: Total distributions on 9/10/97                                                                  (2,544,671.71)
    Activities related to Collection Period Ended 10/1/97
    Aggregate Amount of Actual Payments [6.01 b (i)]                                                       1,332,844.86
    Add: Servicer Advances [5.03][6.01 b (ii)]                                                                     0.00
    Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01 b (iii)]                 0.00
    Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                                            0.00
    Add: Any Investment Earnings [6.01 b (v)]                                                                  3,790.55
    Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                                      0.00
    Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                                   0.00
    Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                             0.00
    Add: Security Deposits Related to Prepayment                                                                   0.00
    Add: Offset Amount as Provided by 5.12 [6.01 c]                                                                0.00
    Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                             0.00
    Less: Amounts Servicer Advanced but deems uncorrectable [6.01 d]                                               0.00
    Less: Payments due Collection Acct. from last 2 business days in calendar mo                                   0.00

    Ending Balance @ 9/30/97 and 10/1/97                                                                   1,336,635.41

    Add: Servicer Advances to be deposited on Determination Date                                             807,506.12
    Add: Payments due Collection Acct from last  3 business days                                             358,949.40
    Add: Payments not yet transferred to the Collection Account                                                    0.00
    Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                                      0.00

    Adjusted Collection Account Balance                                                                    2,503,090.93

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 10/1/97

SECURITY DEPOSIT ACCOUNT

     Beginning  Balance                                                         135,413.58
     Add: Balance deposited on closing date                                           0.00
     Add: Security Deposits [6.02 b]                                                  0.00
     Less: Amounts to Collection Account [6.02 c]                                     0.00
     Add:  Investment Earnings                                                      584.56

     Ending Balance @ 9/30/97                                                   135,998.14

     Less: Amounts to Collection Account [6.02 c]                                     0.00

     Adjusted Security Deposit  Account Balance                                 135,998.14

NEW TRANSFERRED PROPERTY FUNDING ACCOUNT


     BEGINNING BALANCE                                                                                    0.00
     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]         0.00
     Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                        0.00
     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]        0.00

     Ending Balance @ 9/30/97                                                                             0.00

     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]         0.00

     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]        0.00

     Adjusted New Transferred Property Funding Account Balance                                            0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 10/1/97

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                              2,503,090.93



DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)

     (i)     Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                             0.00

     (ii)    Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                         0.00

     (iii)   Aggregate of: [6.06 c (iii)]
             (A)     Unreimbursed Servicer Advances from prior periods                                             0.00
             (B)     Servicer Fee and unpaid Servicer Fee                                                     29,928.79
             (C)     Servicing Charges inadvertently deposited in Collection Account                               0.00

     (iv)    Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                             778.15

     (v)     Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                              12,869.00

     (vi)    Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                               291.67

     (vii)   Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                        352,620.99

     (viii)  Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                    18,268.53

     (ix)    Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                      19,561.46

     (x)     Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]        1,879,559.30

     (xi)    Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]                   0.00

     (xii)   Class B-1 Base Principal Distribution Amount and Overdue Class B-1 Principal                     87,421.36
             [6.06 c (xii)] provided no restricting event exists

     (xiii)  Class B-2 Base  Principal Distribution Amount and Overdue Class B-2 Principal                    87,421.36
             [6.06 c (xiii)] provided no restricting event or issuer restricting event exists

     (xiv)   Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                    0.00

     (xv)    Prepayments optionally transferred to collection account and disbursed in                             0.00
             consideration of the transfer of New Transferred Property not in excess of $5,000,000 [6.06 c (xv)]

     (xvi)   To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                     14,370.32


     Reviewed By:


     --------------------------------
     Craig M. Spencer
     Senior Vice President and
     Chief Accounting Officer

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--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 11/1/97


ADCPB BALANCE

Initial ADCPB                                             85,790,915.00
Prior Month ADCPB                                         69,643,558.02
Current Month ADCPB (Before addition of New Property)     67,643,591.07
Base Principal Amount (Prior - Current)                    1,999,966.94
Add:  ADCPB of New Transferred Property                            0.00
Ending ADCPB (Current + ADCPB of New Property)            67,643,591.07

CLASS A INTEREST SCHEDULE

     Prior Month Class A Principal Balance                59,893,459.99
     Class A Certificate Rate                                      6.85%
     One twelfth of Class A Certificate Rate                       0.57%
     Class A Certificate Interest                            341,891.83
     Prior Month Class A Overdue Interest                          0.00

     Class A Interest Due                                    341,891.83
     Class A Interest Paid                                   341,891.83

     Current Month Class A Overdue Interest                        0.00

CLASS A PRINCIPAL SCHEDULE

     Prior Month Class A Principal Balance                59,893,459.99
     Class A Percentage                                           86.00%
     Base Principal Amount                                 1,999,966.94
     Class A Base Principal Distribution Amount            1,719,971.57
     Prior Month Class A Overdue Principal                         0.00
     Total A Note Principal Due                            1,719,971.57

     Class A Principal Paid                                1,719,971.57

     Class A Overdue Principal                                     0.00

     Current Month Class A Principal Balance              58,173,488.42

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FIRST SIERRA RECEIVABLES INC
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 11/1/97

CLASS B-1 INTEREST SCHEDULE

     Prior Month Class B-1 Principal Balance                2,785,742.71
     Class B-1 Certificate Rate                                     7.63%
     One twelfth of Class B-1 Certificate Rate                      0.64%
     Class B-1 Certificate Interest                            17,712.68
     Prior Month Class B-1 Overdue Interest                         0.00

     Class B-1 Interest Due                                    17,712.68
     Class B-1 Interest Paid                                   17,712.68

     Current Month Class B-1 Overdue Interest                       0.00

CLASS B-1 PRINCIPAL SCHEDULE

     Prior Month Class B-1 Principal Balance                2,785,742.71
     Class B-1 Percentage                                           4.00%
     Base Principal Amount                                  1,999,966.94
     Class B-1 Base Principal Distribution Amount              79,998.68
     Prior Month B-1 Overdue Principal                              0.00
     Total B-1 Note Principal Due                              79,998.68
                                                            ------------

     Class B-1 Principal Paid                                  79,998.68


     Class B-1 Overdue Principal                                    0.00

     Current Month Class B-1 Principal Balance              2,705,744.03

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 11/1/97

CLASS B-2 INTEREST SCHEDULE

     Prior Month Class B-2 Principal Balance                        2,785,742.71
     Class B-2 Certificate Rate                                             8.17%
     One twelfth of Class B-2 Certificate Rate                              0.68%
     Class B-2 Certificate Interest                                    18,966.26
     Prior Month Class B-2 Overdue Interest                                 0.00

     Class B-2 Interest Due                                            18,966.26
     Class B-2 Interest Paid                                           18,966.26

     Current Month Class B-2 Overdue Interest                               0.00

CLASS B-2 PRINCIPAL SCHEDULE

     Prior Month Class B-2 Principal Balance                        2,785,742.71
     Class B-2 Percentage                                                   4.00%
     Base Principal Amount                                          1,999,966.94
     Class B-2 Base Principal Distribution Amount                      79,998.68
     Prior Month B-1 Overdue Principal                                      0.00
     Total B-1 Note Principal Due                                      79,998.68

     Class B-2 Principal Paid                                          79,998.68

     Class B-2 Overdue Principal                                            0.00

     Current Month Class B-2 Principal Balance                      2,705,744.03

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 11/1/97


SERVICING FEE SCHEDULE

     Prior Month ADCPB                                      69,643,558
     Servicer Fee Rate                                          0.5000%
     One-twelfth                                                0.0417%
     Servicer Fee                                            29,018.15

     Prior Servicer Fee Arrearage                                 0.00
     Servicer Fee Due                                        29,018.15

     Servicer Fee Paid                                       29,018.15

     Current Servicing Fee Arrearage                              0.00

BACK-UP SERVICING FEE SCHEDULE

     Prior Month ADCPB                                      69,643,558
     Back-Up Servicer Fee Rate                                  0.0130%
     One-twelfth                                                0.0011%
     Back-up Servicer Fee                                       754.47

     Prior Back-Up Servicer Fee Arrearage                         0.00
     Total Back-Up Servicer Fee Due                             754.47

     Back-Up Servicer Fee Paid                                  754.47

     Current Back-Up Servicing Fee Arrearage                      0.00


TRUSTEE FEE SCHEDULE

     Trustee Fee                                                291.67
     Trustee Fee Rate                                           0.0100%

     Prior Trustee Fee Arrearage                                  0.00
     Total Trustee Fee Due                                      291.67

     Trustee Fee Paid                                           291.67

     Current Trustee Fee Arrearage                                0.00


CERTIFICATE PREMIUM SCHEDULE

     Class A Certificate Principal Balance               59,893,459.99
     Monthly Premium Rate                                       0.0208%
     Prior Premium Arrearage                                      0.00
     Premium Amount Due                                      12,478.00

     Premium Amount Paid                                     12,478.00

     Current Premium Arrearage                                    0.00

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--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 11/1/97

Early Amortization Events

(a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
       10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

(c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

(e) Judgments or orders in respect of money (other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

(h)    A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

(i)    A Delinquency Trigger Event has occurred and is continuing; or

(j)    An Event of Servicing Termination has been declared; or [10.01 (j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 11/1/97

RESTRICTING EVENT CALCULATIONS

      (a)  Event of Servicer Termination (Yes/No)                     No
                                                                  ------------

      (b)  Certificate Insurer makes an Insured Payment               No
                                                                  ------------

      (a)  Gross Charge-Off Event (Yes/No)                            No
                                                                  ------------

      (b)  Delinquency Trigger Event                                  No
                                                                  ------------

Events of Servicer Termination

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
       11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)   Any failure by the Servicer to submit a Monthly Statement pursuant to
       Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in
       Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier Activities related to Collection Period Ended 1/1/97 remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]


                                     Page 8

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 11/1/97


GROSS CHARGE-OFFS (>=160 AND ACCOUNTS BOUGHT BACK BY SOURCE)



                       Gross                          Gross                     Monthly
                      Defaults      Recoveries     Charge-Offs    ADCPB       Charge-Offs
                      --------      ----------     -----------    -----       -----------

2 months prior        163,780        163,780            0       71,675,317        0.00%
1 month prior         165,059        165,059            0       69,767,793        0.00%
Current               212,220        212,220            0       67,643,591        0.00%



                                                                                  0.00%
                                                                                  2.50%


30+ DELINQUENCIES

                                                                    Monthly
                                      Delinquencies    ADCPB     Delinquencies
                                      -------------    -----     -------------
2 months prior                          3,518,645     71,675,317     4.91%
1 month prior                           4,150,688     69,767,793     5.95%
Current month                           3,465,357     67,643,591     5.12%

                    Delinquency Ratio:                               5.33%
                    Maximum Delinquency Ratio:                       6.00%

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--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 11/1/97
ISSUER RESTRICTING EVENT CALCULATIONS

      (a)  Gross Defaults (>=180)                                     No
                                                                  ------------

      (b)  Issuer Delinquency Trigger Ratio                           No
                                                                  ------------


GROSS DEFAULTS GREATER THAN OR EQUALS TO 180)



                                                      Monthly
                Gross Defaults     ADCPB            Charge-Offs
                --------------     -----            -----------

Current               2,088      67,643,591           0.00%


      i A       Subordinated Percentage              10.00%
        B       WAL of Remaining Leases               1.81
     ii         Two
                Ratio (i/ii)                          2.77%



ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)



                                                              Monthly
                              Delinquencies    ADCPB        Delinquencies
                              -------------    -----        -------------

2 months prior                   542,705     71,675,317         0.76%
1 month prior                    778,753     69,767,793         1.12%
Current month                    563,209     67,643,591         0.83%


                           Issuer Delinquency Trigger Ratio:    0.90%
                           Maximum Ratio Allowed:               2.50%


EARLY AMORTIZATION EVENT

   (1)  Is Subordinate Interest less than 8.86% of ADCP              No
                                                                ------------

   (2)  Has a Gross Charge-Off Event Occurred?                       No
                                                                ------------

   (3)  Has a Delinquency Event Occurred?                            No
                                                                ------------

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 11/1/97


AGING/DELINQUENCY STATISTICS
                                                                                        ADCPB            Total

Current                                                                                64,178,234               94.88%
31-60 Days Past Due                                                                     1,949,282                2.88%
61-90 Days Past Due                                                                       952,867                1.41%
91+ Days Past Due                                                                         563,209                0.83%
                                                                                  ---------------     ---------------

Total                                                                                  67,643,591              100.00%


Certificate Factors

Class A Notes                                                                         0.788470330
Class B-1 Notes                                                                       0.788470351
Class B-2 Notes                                                                       0.788470351


Substitution Limits [Section 7]

ADCPB as of Cut-Off Date                                                            85,790,915.00
Maximum Substitution (10% of Initial)                                                8,579,091.50
Maximum Substitution for Defaulted Contracts (5% of Initial)                         4,289,545.75

Prior month Cumulative ADCPB Substituted                                             3,332,268.58
Current month ADCPB Substituted                                                                --
                                                                                  ---------------
Cumulative ADCPB Substituted                                                         3,332,268.58

Prior month Cumulative ADCPB Substituted for Defaulted Contracts                     1,980,863.06
Current month ADCPB Substituted Defaulted Contracts                                            --
Cumulative ADCPB Substituted for Defaulted Contracts                                 1,980,863.06


Portfolio Prepayment Statistics

Prior month Cumulative ADCPB prepaid                                                 6,331,880.46
Current month ADCPB prepaid                                                            169,447.52
                                                                                  ---------------
Cumulative ADCPB prepaid                                                             6,501,327.98

Prior month Cumulative ADCPB Defaulted                                               3,009,714.40
Current month ADCPB Defaulted                                                          107,100.19
                                                                                  ---------------
Cumulative ADCPB Defaulted                                                           3,116,814.59

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 11/1/97



BEGINNING ACCOUNT BALANCES                                                              134,691.69

LOCKBOX ACCOUNT

    Transfer of prior period Payments not yet transferred to Collection Account        (195,576.89)
    Transfer of prior period Excluded Amounts not yet transferred                       (38,717.35)
    Collections Received [5.02 (b)(d)]                                                2,609,277.02
    Excluded Amounts [5.02 (d)][Definition]                                            (991,328.20)
    Collections on Deposit due Collection Account [5.02 (d)]                         (1,397,997.35)

    Ending Balance                                                                      120,348.92


COLLECTION ACCOUNT

BEGINNING BALANCE @ 10/1/97                                                                           1,336,635.41

ACTIVITIES RELATED TO COLLECTION PERIOD ENDED 10/1/97
Add:  Servicer Advance                                                                                  807,506.12
Add:  Payments due Collection Account from last 2 business days prior period                            358,949.40
Add:  Add'l transfers                                                                                         0.00
Add: Amounts to Collection Acct from Security deposit account                                                 0.00
Less: Total distributions on 10/10/97                                                                (2,503,090.93)
ACTIVITIES RELATED TO COLLECTION PERIOD ENDED 11/1/97
Aggregate Amount of Actual Payments [6.01 b (i)]                                                      1,370,592.23
Add: Servicer Advances [5.03][6.01 b (ii)]                                                                    0.00
Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01 b (iii)]                0.00
Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                                           0.00
Add: Any Investment Earnings [6.01 b (v)]                                                                 4,866.16
Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                                     0.00
Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                                  0.00
Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                            0.00
Add: Security Deposits Related to Prepayment                                                                  0.00
Add: Offset Amount as Provided by 5.12 [6.01 c]                                                               0.00
Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                            0.00
Less: Amounts Servicer Advanced but deems uncorrectable [6.01 d]                                              0.00
Less: Payments due Collection Acct. from last 2 business days in calendar mo.                                 0.00

Ending Balance @ 10/31/97 and 11/1/97                                                                 1,375,458.39

Add: Servicer Advances to be deposited on Determination Date                                            881,847.58
Add: Payments due Collection Acct from last 2 business days                                             117,923.43
Add: Payments not yet transferred to the Collection Account                                                   0.00
Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                                     0.00

Adjusted Collection Account Balance                                                                   2,375,229.40

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 11/1/97

SECURITY DEPOSIT ACCOUNT

    Beginning  Balance                                                 135,998.14
    Add: Balance deposited on closing date                                   0.00
    Add: Security Deposits [6.02 b]                                          0.00
    Less: Amounts to Collection Account [6.02 c]                             0.00
    Add:  Investment Earnings                                              667.18
                                                                           ------

    Ending Balance @ 10/31/97                                          136,665.32

    Less: Amounts to Collection Account [6.02 c]                             0.00

    Adjusted Security Deposit  Account Balance                         136,665.32


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT

   Beginning Balance                                                                                            0.00

   Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05i1]                   0.00
   Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                                0.00
   Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                0.00

   Ending Balance @ 10/31/97                                                                                    0.00

   Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05i 1]                  0.00

   Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                0.00
                                                                                                            --------
   Adjusted New Transferred Property Funding Account Balance                                                    0.00

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--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 11/1/97


AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                                 2,375,229.40


DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)

    (i)    Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                             0.00

    (ii)   Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                         0.00

    (iii)  Aggregate of: [6.06 c (iii)]
           (A)    Unreimbursed Servicer Advances from prior periods                                              0.00
           (B)    Servicer Fee and unpaid Servicer Fee                                                      29,018.15
           (C)    Servicing Charges inadvertently deposited in Collection Account                                0.00

    (iv)   Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                             754.47

    (v)    Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                              12,478.00

    (vi)   Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                               291.67

    (vii)  Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                        341,891.83

    (viii) Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                    17,712.68

    (ix)   Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                      18,966.26

    (x)    Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]        1,719,971.57

    (xi)   Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]                   0.00

    (xii)  Class B-1 Base Principal Distribution Amount and Overdue Class B-1                               79,998.68
           Principal [6.06 c (xii)] provided no restricting event exists

    (xiii) Class B-2 Base Principal Distribution Amount and Overdue Class B-2 Principal [6.06 c (xiii)]     79,998.68
           provided no restricting event or issuer restricting event exists

    (xiv)  Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                    0.00

    (xv)   Prepayments optionally transferred to collection account and disbursed in                             0.00
           consideration of the transfer of New Transferred Property not in excess of
           $5,000,000 [6.06 c (xv)]

    (xvi)  To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                     74,147.41

Reviewed By:



-------------------------------------------------------------
Craig M. Spencer
Senior Vice President and
Chief Accounting Officer

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-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/97

ADCPB BALANCE
Initial ADCPB                                                             85,790,915.00
Prior Month ADCPB                                                         67,643,591.07
Current Month ADCPB (Before addition of New Property)                     65,572,767.90
Base Principal Amount (Prior - Current)                                    2,070,823.17
Add:  ADCPB of New Transferred Property                                            0.00
Ending ADCPB (Current + ADCPB of New Property)                            65,572,767.90

CLASS A INTEREST SCHEDULE

     Prior Month Class A Principal Balance                                58,173,488.32
     Class A Certificate Rate                                                      6.85%
     One twelfth of Class A Certificate Rate                                       0.57%
     Class A Certificate Interest                                            332,073.66
     Prior Month Class A Overdue Interest                                          0.00

     Class A Interest Due                                                    332,073.66
     Class A Interest Paid                                                   332,073.66

     Current Month Class A Overdue Interest                                        0.00

CLASS A PRINCIPAL SCHEDULE

     Prior Month Class A Principal Balance                                58,173,488.32
     Class A Percentage                                                           86.00%
     Base Principal Amount                                                 2,070,823.17
     Class A Base Principal Distribution Amount                            1,780,907.93
     Prior Month Class A Overdue Principal                                         0.00
     Total A Note Principal Due                                            1,780,907.93

     Class A Principal Paid                                                1,780,907.93

     Class A Overdue Principal                                                     0.00

     Current Month Class A Principal Balance                              56,392,580.39

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-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/97

CLASS B-1 INTEREST SCHEDULE

     Prior Month Class B-1 Principal Balance                               2,705,744.03
     Class B-1 Certificate Rate                                                    7.63%
     One twelfth of Class B-1 Certificate Rate                                     0.64%
     Class B-1 Certificate Interest                                           17,204.02
     Prior Month Class B-1 Overdue Interest                                        0.00

     Class B-1 Interest Due                                                   17,204.02
     Class B-1 Interest Paid                                                  17,204.02

     Current Month Class B-1 Overdue Interest                                      0.00

CLASS B-1 PRINCIPAL SCHEDULE

     Prior Month Class B-1 Principal Balance                               2,705,744.03
     Class B-1 Percentage                                                          4.00%
     Base Principal Amount                                                 2,070,823.17
     Class B-1 Base Principal Distribution Amount                             82,832.93
     Prior Month B-1 Overdue Principal                                             0.00
     Total B-1 Note Principal Due                                             82,832.93
                                                                           ------------

     Class B-1 Principal Paid                                                 82,832.93


     Class B-1 Overdue Principal                                                   0.00

     Current Month Class B-1 Principal Balance                             2,622,911.10

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/97


CLASS B-2 INTEREST SCHEDULE

     Prior Month Class B-2 Principal Balance                               2,705,744.03
     Class B-2 Certificate Rate                                                    8.17%
     One twelfth of Class B-2 Certificate Rate                                     0.68%
     Class B-2 Certificate Interest                                           18,421.61
     Prior Month Class B-2 Overdue Interest                                        0.00

     Class B-2 Interest Due                                                   18,421.61
     Class B-2 Interest Paid                                                  18,421.61

     Current Month Class B-2 Overdue Interest                                      0.00

CLASS B-2 PRINCIPAL SCHEDULE

     Prior Month Class B-2 Principal Balance                               2,705,744.03
     Class B-2 Percentage                                                          4.00%
     Base Principal Amount                                                 2,070,823.17
     Class B-2 Base Principal Distribution Amount                             82,832.93
     Prior Month B-1 Overdue Principal                                             0.00
     Total B-1 Note Principal Due                                             82,832.93

     Class B-2 Principal Paid                                                 82,832.93

     Class B-2 Overdue Principal                                                   0.00

     Current Month Class B-2 Principal Balance                             2,622,911.10

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/97


SERVICING FEE SCHEDULE

     Prior Month ADCPB                          67,643,591
     Servicer Fee Rate                              0.5000%
     One-twelfth                                    0.0417%
     Servicer Fee                                28,184.83

     Prior Servicer Fee Arrearage                     0.00
     Servicer Fee Due                            28,184.83

     Servicer Fee Paid                           28,184.83

     Current Servicing Fee Arrearage                  0.00

BACK-UP SERVICING FEE SCHEDULE

     Prior Month ADCPB                          67,643,591
     Back-Up Servicer Fee Rate                      0.0130%
     One-twelfth                                    0.0011%
     Back-up Servicer Fee                           732.81

     Prior Back-Up Servicer Fee Arrearage             0.00
     Total Back-Up Servicer Fee Due                 732.81

     Back-Up Servicer Fee Paid                      732.81

     Current Back-Up Servicing Fee Arrearage          0.00


TRUSTEE FEE SCHEDULE

     Trustee Fee                                    291.67
     Trustee Fee Rate                               0.0100%

     Prior Trustee Fee Arrearage                      0.00
     Total Trustee Fee Due                          291.67

     Trustee Fee Paid                               291.67

     Current Trustee Fee Arrearage                    0.00


CERTIFICATE PREMIUM SCHEDULE

     Class A Certificate Principal Balance   58,173,488.32
     Monthly Premium Rate                           0.0208%
     Prior Premium Arrearage                          0.00
     Premium Amount Due                          12,119.00

     Premium Amount Paid                         12,119.00

     Current Premium Arrearage                        0.00

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/97

EARLY AMORTIZATION EVENTS

(a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
       10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

(c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

(e) Judgments or orders in respect of money (other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

(h)    A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

(i)    A Delinquency Trigger Event has occurred and is continuing; or

(j)    An Event of Servicing Termination has been declared; or [10.01 (j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

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-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/97

RESTRICTING EVENT CALCULATIONS

      (a)  Event of Servicer Termination (Yes/No)             No
                                                          ------------

      (b)  Certificate Insurer makes an Insured Payment       No
                                                          ------------

      (a)  Gross Charge-Off Event (Yes/No)                    No
                                                          ------------

      (b)  Delinquency Trigger Event                          No
                                                          ------------

EVENTS OF SERVICER TERMINATION

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
       11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)   Any failure by the Servicer to submit a Monthly Statement pursuant to
       Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in
       Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier Activities related to Collection Period Ended 1/1/97 remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

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-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/97

GROSS CHARGE-OFFS (>=160 AND ACCOUNTS BOUGHT BACK BY SOURCE)

                              Gross                       Gross                   Monthly
                             Defaults    Recoveries    Charge-Offs    ADCPB      Charge-Offs
                             --------    ----------    -----------   ---------   -----------
           2 months prior     165,059      165,059           0       69,767,793       0.00%
           1 month prior      212,220      212,220           0       67,643,591       0.00%
           Current            147,032      147,032           0       65,786,008       0.00%


                                                                                      0.00%
                                                                                      2.50%


30+ DELINQUENCIES

                                                              Monthly
                           Delinquencies   ADCPB           Delinquencies
                           -------------   ----------      -------------
           2 months prior   4,150,688      69,767,793          5.95%
           1 month prior    3,465,357      67,643,591          5.12%
           Current month    4,147,299      65,786,008          6.30%

                           Delinquency Ratio:                  5.79%
                           Maximum Delinquency Ratio:          6.00%

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-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/97

ISSUER RESTRICTING EVENT CALCULATIONS

      (a)  Gross Defaults (>=180)                   No
                                                ------------

      (b)  Issuer Delinquency Trigger Ratio         No
                                                ------------

GROSS DEFAULTS (>=180)

                                                           Monthly
                           Gross Defaults     ADCPB      Charge-Offs
                           --------------   ----------   -----------
           Current              2,090       65,786,008       0.00%

                 i A       Subordinated Percentage          10.00%
                   B       WAL of Remaining Leases           1.77
                ii         Two
                           Ratio (i/ii)                      2.82%

ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)

                                                              Monthly
                           Delinquencies     ADCPB         Delinquencies
                           -------------   ----------      -------------
           2 months prior     778,753      69,767,793           1.12%
           1 month prior      563,209      67,643,591           0.83%
           Current month      614,454      65,786,008           0.93%


                           Issuer Delinquency Trigger Ratio:    0.96%
                           Maximum Ratio Allowed:               2.50%

EARLY AMORTIZATION EVENT

      (1)  Is Subordinate Interest less than 8.86% of ADCPNB?         No
                                                                 ------------

      (2)  Has a Gross Charge-Off Event Occurred?                     No
                                                                 ------------

      (3)  Has a Delinquency Event Occurred?                          No
                                                                 ------------

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-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/97

       AGING/DELINQUENCY STATISTICS

                                                                                ADCPB               Total
       Current                                                                 61,638,710           93.70%
       31-60 Days Past Due                                                      2,937,571            4.47%
       61-90 Days Past Due                                                        595,274            0.90%
       91+ Days Past Due                                                          614,454            0.93%
                                                                               ----------          ------
       Total                                                                   65,786,008          100.00%

       CERTIFICATE FACTORS

       Class A Notes                                                          0.764332305
       Class B-1 Notes                                                        0.764332329
       Class B-2 Notes                                                        0.764332329


       SUBSTITUTION LIMITS [SECTION 7]

       ADCPB as of Cut-Off Date                                             85,790,915.00
       Maximum Substitution (10% of Initial)                                 8,579,091.50
       Maximum Substitution for Defaulted Contracts (5% of Initial)          4,289,545.75

       Prior month Cumulative ADCPB Substituted                              3,332,268.58
       Current month ADCPB Substituted                                                 --
                                                                             ------------
       Cumulative ADCPB Substituted                                          3,332,268.58

       Prior month Cumulative ADCPB Substituted for Defaulted Contracts      1,980,863.06
       Current month ADCPB Substituted Defaulted Contracts                             --
                                                                             ------------
       Cumulative ADCPB Substituted for Defaulted Contracts                  1,980,863.06


       PORTFOLIO PREPAYMENT STATISTICS

       Prior month Cumulative ADCPB prepaid                                  6,501,327.98
       Current month ADCPB prepaid                                             297,609.73
                                                                             ------------
       Cumulative ADCPB prepaid                                              6,798,937.71

       Prior month Cumulative ADCPB Defaulted                                3,116,814.59
       Current month ADCPB Defaulted                                           131,665.99
                                                                             ------------
       Cumulative ADCPB Defaulted                                            3,248,480.58

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/97
-------------------------------------------------------------------------------

BEGINNING ACCOUNT BALANCES                                                          120,348.92

LOCKBOX ACCOUNT
    Transfer of prior period Payments not yet transferred to Collection Account    (145,328.55)
    Transfer of prior period Excluded Amounts not yet transferred                   (86,024.72)
    Collections Received [5.02 (b)(d)]                                            2,771,017.85
    Excluded Amounts [5.02 (d)][Definition]                                        (941,607.42)
    Collections on Deposit due Collection Account [5.02 (d)]                     (1,388,870.17)

    Ending Balance                                                                  329,535.91

COLLECTION ACCOUNT

    Beginning Balance @ 11/1/97                                                                             1,375,458.39

    Activities related to Collection Period Ended 11/1/97
    Add:  Servicer Advance                                                                                    881,847.58
    Add:  Payments due Collection Account from last 2 business days prior period                              117,923.43
    Add:  Add'l transfers                                                                                           0.00
    Add: Amounts to Collection Acct from Security deposit account                                                   0.00
    Less: Total distributions on 11/10/97                                                                  (2,375,229.40)
    Activities related to Collection Period Ended 12/1/97
    Aggregate Amount of Actual Payments [6.01 b (i)]                                                        1,347,187.15
    Add: Servicer Advances [5.03][6.01 b (ii)]                                                                      0.00
    Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01 b (iii)]                  0.00
    Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                                             0.00
    Add: Any Investment Earnings [6.01 b (v)]                                                                   3,408.71
    Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                                       0.00
    Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                                    0.00
    Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                              0.00
    Add: Security Deposits Related to Prepayment                                                                    0.00
    Add: Offset Amount as Provided by 5.12 [6.01 c]                                                                 0.00
    Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                              0.00
    Less: Amounts Servicer Advanced but deems uncorrectable [6.01 d]                                                0.00
    Less: Payments due Collection Acct. from last 2 business days in calendar mo.                                   0.00

    Ending Balance @ 11/30/97 and 12/1/97                                                                   1,350,595.86

    Add: Servicer Advances to be deposited on Determination Date                                              851,364.13
    Add: Payments due Collection Acct from last 3 business days                                               238,379.69
    Add: Payments not yet transferred to the Collection Account                                                     0.00
    Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                                       0.00

    Adjusted Collection Account Balance                                                                     2,440,339.68

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/97

SECURITY DEPOSIT ACCOUNT

    Beginning Balance                                    136,665.32
    Add: Balance deposited on closing date                     0.00
    Add: Security Deposits [6.02 b]                            0.00
    Less: Amounts to Collection Account [6.02 c]               0.00
    Add:  Investment Earnings                                571.93
                                                         ----------
    Ending Balance @ 11/30/97                            137,237.25

    Less: Amounts to Collection Account [6.02 c]               0.00

    Adjusted Security Deposit Account Balance            137,237.25

NEW TRANSFERRED PROPERTY FUNDING ACCOUNT

    Beginning Balance                                                                                  0.00
    Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]       0.00
    Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                      0.00
    Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]      0.00
                                                                                                       ----

    Ending Balance @ 11/30/97                                                                          0.00

    Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]       0.00

    Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]      0.00
                                                                                                       ----

    Adjusted New Transferred Property Funding Account Balance                                          0.00

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/97

Available Amount to Certificate Holders             2,440,339.68


DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)

    (i)    Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                              0.00

    (ii)   Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                          0.00

    (iii)  Aggregate of: [6.06 c (iii)]
           (A)    Unreimbursed Servicer Advances from prior periods                                               0.00
           (B)    Servicer Fee and unpaid Servicer Fee                                                       28,184.83
           (C)    Servicing Charges inadvertently deposited in Collection Account                                 0.00

    (iv)   Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                              732.81

    (v)    Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                               12,119.00

    (vi)   Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                                291.67

    (vii)  Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                         332,073.66

    (viii) Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                     17,204.02

    (ix)   Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                       18,421.61

    (x)    Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]         1,780,907.93

    (xi)   Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]                    0.00

    (xii)  Class B-1 Base Principal Distribution Amount and Overdue Class B-1 Principal [6.06 c (xii)]       82,832.93
           provided no restricting event exists

    (xiii) Class B-2 Base Principal Distribution Amount and Overdue Class B-2 Principal [6.06 c (xiii)]      82,832.93
           provided no restricting event or issuer restricting event exists

    (xiv)  Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                     0.00

    (xv)   Prepayments optionally transferred to collection account and disbursed in                              0.00
           consideration of the transfer of New Transferred Property not in excess of
           $5,000,000 [6.06 c (xv)]

    (xvi)  To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                      84,738.29


    Reviewed By:


    --------------------------------------
    Craig M. Spencer
    Senior Vice President and
    Chief Accounting Officer

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 1/1/97

ADCPB BALANCE
-------------

Prior Month ADCPB                                             72,024,491.37
Initial ADCPB                                                 72,024,443.60
Current Month ADCPB (Before addition of New Property)         71,659,253.87
Base Principal Amount (Prior - Current)                          365,237.50
Add:  ADCPB of New Transferred Property                          365,287.11
Ending ADCPB (Current + ADCPB of New Property)                72,024,540.98

CLASS A INTEREST SCHEDULE
-------------------------

     Prior Month Class A Principal Balance                    63,381,510.00
     Class A Certificate Rate                                          6.29%
     One twelfth of Class A Certificate Rate                           0.52%
     Class A Certificate Interest                                332,224.75
     Prior Month Class A Overdue Interest                              0.00

     Class A Interest Due                                        332,224.75
     Class A Interest Paid                                             0.00

     Current Month Class A Overdue Interest                      332,224.75

CLASS A PRINCIPAL SCHEDULE
--------------------------

     Prior Month Class A Principal Balance                    63,381,510.00
     Class A Percentage                                               88.00%
     Base Principal Amount                                       365,237.50
     Class A Base Principal Distribution Amount                        0.00
     Prior Month Class A Overdue Principal                             0.00
     Total A Note Principal Due                                        0.00

     Class A Principal Paid                                            0.00

     Class A Overdue Principal                                         0.00

     Current Month Class A Principal Balance                  63,381,510.00

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 1/1/97


CLASS B-1 INTEREST SCHEDULE
---------------------------

     Prior Month Class B-1 Principal Balance                   2,160,733.00
     Class B-1 Certificate Rate                                        7.01%
     One twelfth of Class B-1 Certificate Rate                         0.58%
     Class B-1 Certificate Interest                               12,622.28
     Prior Month Class B-1 Overdue Interest                            0.00

     Class B-1 Interest Due                                       12,622.28
     Class B-1 Interest Paid                                      12,622.28

     Current Month Class B-1 Overdue Interest                          0.00

CLASS B-1 PRINCIPAL SCHEDULE
----------------------------

     Prior Month Class B-1 Principal Balance                   2,160,733.00
     Class B-1 Percentage                                              3.00%
     Base Principal Amount                                       365,237.50
     Class B-1 Base Principal Distribution Amount                      0.00
     Prior Month B-1 Overdue Principal                                 0.00
     Total B-1 Note Principal Due                                      0.00
                                                               ------------

     Class B-1 Principal Paid                                          0.00


     Class B-1 Overdue Principal                                       0.00

     Current Month Class B-1 Principal Balance                 2,160,733.00

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 1/1/97


CLASS B-2 INTEREST SCHEDULE
---------------------------

     Prior Month Class B-2 Principal Balance                   1,800,611.00
     Class B-2 Certificate Rate                                        8.22%
     One twelfth of Class B-2 Certificate Rate                         0.69%
     Class B-2 Certificate Interest                               12,334.19
     Prior Month Class B-2 Overdue Interest                            0.00

     Class B-2 Interest Due                                       12,334.19
     Class B-2 Interest Paid                                      12,334.19

     Current Month Class B-2 Overdue Interest                          0.00

CLASS B-2 PRINCIPAL SCHEDULE
----------------------------

     Prior Month Class B-2 Principal Balance                   1,800,611.00
     Class B-2 Percentage                                              2.50%
     Base Principal Amount                                       365,237.50
     Class B-2 Base Principal Distribution Amount                      0.00
     Prior Month B-1 Overdue Principal                                 0.00
     Total B-1 Note Principal Due                                      0.00

     Class B-2 Principal Paid                                          0.00

     Class B-2 Overdue Principal                                       0.00

     Current Month Class B-2 Principal Balance                 1,800,611.00

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 1/1/97


SERVICING FEE SCHEDULE
----------------------

     Prior Month ADCPB                              72,024,491
     Servicer Fee Rate                                  0.5000%
     One-twelfth                                        0.0417%
     Servicer Fee                                    30,010.20

     Prior Servicer Fee Arrearage                         0.00
     Servicer Fee Due                                30,010.20

     Servicer Fee Paid                               30,010.20

     Current Servicing Fee Arrearage                      0.00

BACK-UP SERVICING FEE SCHEDULE
------------------------------

     Prior Month ADCPB                              72,024,491
     Back-Up Servicer Fee Rate                          0.0200%
     One-twelfth                                        0.0017%
     Back-up Servicer Fee                             1,200.41

     Prior Back-Up Servicer Fee Arrearage                 0.00
     Total Back-Up Servicer Fee Due                   1,200.41

     Back-Up Servicer Fee Paid                        1,200.41

     Current Back-Up Servicing Fee Arrearage              0.00


TRUSTEE FEE SCHEDULE
--------------------

     Trustee Fee                                        291.67
     Trustee Fee Rate                                   0.0100%

     Prior Trustee Fee Arrearage                          0.00
     Total Trustee Fee Due                              291.67

     Trustee Fee Paid                                   291.67

     Current Trustee Fee Arrearage                        0.00


CERTIFICATE PREMIUM SCHEDULE
----------------------------

     Initial Class A Balance                     63,381,510.00
     Premium Rate                                       0.0200%
     Prior Premium Arrearage                              0.00
     Premium Amount Due                              12,676.00

     Premium Amount Paid                             12,676.00

     Current Premium Arrearage                            0.00

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 1/1/97

Early Amortization Events

  (a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

  (b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
      10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

  (c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

  (d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

  (e) Judgments or orders in respect of money (other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

  (f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

  (g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

  (h) A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

  (i) A Delinquency Trigger Event has occur and is continuing; or

  (j) An Event of Servicing Termination has been declared; or [10.01 (j)]

  (k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 1/1/97

RESTRICTING EVENT CALCULATIONS
------------------------------

        (a)  Event of Servicer Termination (Yes/No)                No
                                                          ---------------------

        (b)  Certificate Insurer makes an Insured Payment          No
                                                          ---------------------

        (a)  Gross Charge-Off Event (Yes/No)                       No
                                                          ---------------------

        (b)  Delinquency Trigger Event                             No
                                                          ---------------------

Events of Servicer Termination
------------------------------

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
        11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)    Any failure by the Servicer to submit a Monthly Statement pursuant to
        Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificatesholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier to occur of (x) the date on which written notice of such failure or breach, requiring the situation giving rise to such failure or breach to be remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or their insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 1/1/97


GROSS CHARGE-OFFS (>=160 AND ACCOUNTS BOUGHT BACK BY SOURCE)
------------------------------------------------------------

                     Gross                      Gross                             Monthly
                    Defaults    Recoveries   Charge-Offs          ADCPB         Charge-Offs
                    --------    ----------   -----------          -----         -----------

    2 months prior         0             0             0                       0       0.00%
    1 month prior          0             0             0        70,488,682             0.00%
    Current                0             0             0        70,642,634             0.00%


                                    Gross Charge-Off Ratio:                            0.00%
                                    Maximum Charge-Off Ratio:                          2.50%


30+ DELINQUENCIES
-----------------

                                                              Monthly
                      Delinquencies       ADCPB             Delinquencies
                      -------------       -----             -------------

     2 months prior               0                  0               0.00%
     1 month prior        2,591,745         70,488,682               3.68%
     Current month        2,491,482         70,642,634               3.53%

                                      Delinquency Ratio:             2.40%
                                      Maximum Delinquency Ratio:     7.00%

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 1/1/97
ISSUER RESTRICTING EVENT CALCULATIONS

     (a)   Gross Defaults (>=180)                              No
                                                    ------------------------

     (b)   Issuer Delinquency Trigger Ratio                    No
                                                    ------------------------


GROSS DEFAULTS (>=180)
----------------------

                                                                     Monthly
                       Gross Defaults           ADCPB              Charge-Offs
                       --------------           -----              -----------

           Current                  0            70,642,634               0.00%


               i A       Subordinated Percentage                          9.00%
                 B       WAL of Remaining Leases                          2.16
               ii        Two
                         Ratio (i/ii)                                     2.09%




ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)
-------------------------------------------

                                                            Monthly
                        Delinquencies     ADCPB          Delinquencies
                        -------------     -----          -------------
      2 months prior                0               0             0.00%
      1 month prior            74,024      70,488,682             0.11%
      Current month           251,380      70,642,634             0.36%


                        Issuer Delinquency Trigger Ratio:         0.15%
                        Maximum Ratio Allowed:                    2.50%


EARLY AMORTIZATION EVENT
------------------------

  (1)  Is Subordinate Interest less than 8.86% of ADCPB?            No
                                                           --------------------

  (2)  Has a Gross Charge-Off Event Occurred?                       No
                                                          ---------------------

  (3)  Has a Delinquency Event Occurred?                            No
                                                          ---------------------

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 1/1/97

   Aging/Delinquency Statistics
   ----------------------------

                                                                                                  % of
                                                                             ADCPB                Total
   Current                                                                        68,151,152           96.47%
   31-60 Days Past Due                                                             1,746,807            2.47%
   61-90 Days Past Due                                                               493,295            0.70%
   91+ Days Past Due                                                                 251,380            0.36%
                                                                                  ----------

   Total                                                                          70,642,634          100.00%


   Certificate Factors
   -------------------

   Class A Notes                                                                   1.0000000
   Class B-1 Notes                                                                 1.0000000
   Class B-2 Notes                                                                 1.0000000


   Substitution Limits [Section 7]
   -------------------------------

   ADCPB as of Cut-Off Date                                                    72,024,443.60
   Maximum Substitution (10% of Initial)                                        7,202,444.36
   Maximum Substitution for Defaulted Contracts (5% of Initial)                 3,601,222.18

   Prior month Cumulative ADCPB Substituted                                        85,962.49
   Current month ADCPB Substituted                                                142,894.81
   Cumulative ADCPB Substituted                                                   228,857.30

   Prior month Cumulative ADCPB Substituted for Defaulted Contracts                     0.00
   Current month ADCPB Substituted Defaulted Contracts                                  0.00
   Cumulative ADCPB Substituted for Defaulted Contracts                                 0.00

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 1/1/97


-------------------------------------------------------------------------------

BEGINNING ACCOUNT BALANCES                                                                        134,853.40
--------------------------                                                                      ------------

LOCKBOX ACCOUNT
---------------
        Transfer of prior period Payments not yet transferred to Collection Account              (113,798.38)
        Transfer of prior period Excluded Amounts not yet transferred                             (32,226.03)
        Collections Received [5.02 (b)(d)]                                                      2,103,116.17
        Excluded Amounts [5.02 (d)][Definition]                                                (1,123,843.22)
        Collections on Deposit due Collection Account [5.02 (d)]                                 (813,146.91)

        Ending Balance @ 1/1/97                                                                   154,955.03


COLLECTION ACCOUNT
------------------
        BEGINNING BALANCE @ 12/1/96                                                                                   841,178.47

        ACTIVITIES RELATED TO COLLECTION PERIOD ENDED 12/1/96
        Add:  Servicer Advance                                                                                      1,227,529.31
        Add:  Payments due Collection Account from last 2 business days prior period                                  113,798.38
        Add:  Payments due Collection Account from  prior period                                                            0.00
        Add:  Add'l transfers                                                                                               0.00
        Add: Amounts to Collection Acct from Security deposit account                                                       0.00
        Less: Total distributions on 12/10/96                                                                      (2,182,506.16)
        ACTIVITIES RELATED TO COLLECTION PERIOD ENDED 1/1/97
        ----------------------------------------------------
        Aggregate Amount of Actual Payments [6.01 b (i)]                                                              926,945.29
        Add: Servicer Advances [5.03][6.01 b (ii)]                                                                          0.00
        Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account                                     0.00
             [6.01 b (iii)]
        Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                                                 0.00
        Add: Any Investment Earnings [6.01 b (v)]                                                                       3,101.01
        Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                                           0.00
        Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                                        0.00
        Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                                  0.00
        Add: Security Deposits Related to Prepayment                                                                        0.00
        Add: Offset Amount as Provided by 5.12 [6.01 c]                                                                     0.00
        Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                                  0.00
        Less: Amounts Servicer Advanced but deems uncollectable [6.01 d]                                                    0.00
        Less: Payments due Collection Acct. from last 2 business days in calendar mo.                                       0.00

        Ending Balance @ 12/31/96 and 1/1/97                                                                          930,046.30

        Add: Servicer Advances to be deposited on Determination Date                                                1,047,235.46
        Add: Payments due Collection Acct from last  2 business days                                                  114,016.95
        Add: Payments not yet transferred to the Collection Account                                                         0.00
        Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                                           0.00

        Adjusted Collection Account Balance                                                                         2,091,298.71

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 1/1/97

SECURITY DEPOSIT ACCOUNT
------------------------

  Beginning  Balance                                                                                      0.00
  Add: Balance deposited on closing date                                                                  0.00
  Add: Security Deposits [6.02 b]                                                                         0.00
  Less: Amounts to Collection Account [6.02 c]                                                            0.00
  Add:  Investment Earnings                                                                               0.00
                                                                                                          ----

  Ending Balance @ 12/31/96                                                                               0.00

  Less: Amounts to Collection Account [6.02 c]                                                            0.00

  Adjusted Security Deposit  Account Balance                                                              0.00


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT
----------------------------------------


  Beginning Balance                                                                                                      0.00
  -----------------
  Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                           0.00
  Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                                          0.00
  Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                          0.00
                                                                                                                         ----

  Ending Balance @ 12/31/96                                                                                              0.00

  Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                     365,287.11

  Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                   (365,287.11)
                                                                                                                  -----------

  Adjusted New Transferred Property Funding Account Balance                                                              0.00


-------------------------------------------------------------------------------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 1/1/97

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                                                              2,091,298.71


DISBURSEMENTS FROM COLLECTION ACCOUNT (PRIOR TO INITIAL AMORTIZATION DATE]

        (i)         Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 b (i)]                                0.00

        (ii)        Indemnity payments paid inadvertently dep in Collection Account [6.06 b (ii)]                            0.00

        (iii)       Aggregate of: [6.06 b (iii)]
                    (A)    Unreimbursed Servicer Advances from current collection period                                     0.00
                    (B)    Unreimbursed Servicer Advances from prior collection period                                       0.00
                    (C)    Servicing Charges inadvertently deposited in Collection Account                                   0.00

        (iv)        Current and unpaid Servicing Fees                                                                   30,010.20

        (v)         Current and unpaid Back-up Servicing Fees [6.06 b (iv)]                                              1,200.41

        (vi)        Premium Amount due on Payment Date and unpaid Premiums [6.06 b (v)]                                 12,676.00

        (vii)       Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 b (vi)]                                  291.67

        (viii)      Class A Certificate Interest and Overdue Class A Interest [6.06 b (vii)]                           332,224.75

        (ix)        Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 b (viii)]                       12,622.28

        (x)         Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 b (ix)]                         12,334.19

        (xi)        Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (x)]                       0.00

        (xii)       Any amounts due Servicer under 9.03 [6.06 b (xi)]                                                        0.00

        (xiii)      To the Servicer Security Deposit Refund under 6.02C                                                      0.00

        (ix)        To the depositor the lesser of Base Principal Amount or ADCPB new Contracts                        365,237.50
                    transferred to the Trust, [6.06 b (xii)]

                    If less than the Base Principal Amount, the remainder to the New Transferred Property                    0.00
                    Funding Account [6.06 b (xii)]

        (x)         To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                     1,324,701.71


        REVIEWED BY:



        -----------------------------------------
        CRAIG M. SPENCER
        CHIEF ACCOUNTING OFFICER

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 2/1/97

ADCPB BALANCE

Prior Month ADCPB                                        72,024,540.98
Initial ADCPB                                            72,024,443.60
Current Month ADCPB (Before addition of New Property)    70,254,590.12
Base Principal Amount (Prior - Current)                   1,769,950.86
Add:  ADCPB of New Transferred Property                   1,770,010.68
Ending ADCPB (Current + ADCPB of New Property)           72,024,600.81

CLASS A INTEREST SCHEDULE

     Prior Month Class A Principal Balance               63,381,510.00
     Class A Certificate Rate                                     6.29%
     One twelfth of Class A Certificate Rate                      0.52%
     Class A Certificate Interest                           332,224.75
     Prior Month Class A Overdue Interest                         0.00

     Class A Interest Due                                   332,224.75
     Class A Interest Paid                                  332,224.75

     Current Month Class A Overdue Interest                       0.00

CLASS A PRINCIPAL SCHEDULE

     Prior Month Class A Principal Balance               63,381,510.00
     Class A Percentage                                          88.00%
     Base Principal Amount                                1,769,950.86
     Class A Base Principal Distribution Amount                   0.00
     Prior Month Class A Overdue Principal                        0.00
     Total A Note Principal Due                                   0.00

     Class A Principal Paid                                       0.00

     Class A Overdue Principal                                    0.00

     Current Month Class A Principal Balance             63,381,510.00

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FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 2/1/97


CLASS B-1 INTEREST SCHEDULE

     Prior Month Class B-1 Principal Balance              2,160,733.00
     Class B-1 Certificate Rate                                   7.01%
     One twelfth of Class B-1 Certificate Rate                    0.58%
     Class B-1 Certificate Interest                          12,622.28
     Prior Month Class B-1 Overdue Interest                       0.00

     Class B-1 Interest Due                                  12,622.28
     Class B-1 Interest Paid                                 12,622.28

     Current Month Class B-1 Overdue Interest                     0.00

CLASS B-1 PRINCIPAL SCHEDULE

     Prior Month Class B-1 Principal Balance              2,160,733.00
     Class B-1 Percentage                                         3.00%
     Base Principal Amount                                1,769,950.86
     Class B-1 Base Principal Distribution Amount                 0.00
     Prior Month B-1 Overdue Principal                            0.00
     Total B-1 Note Principal Due                                 0.00
                                                                  ----

     Class B-1 Principal Paid                                     0.00


     Class B-1 Overdue Principal                                  0.00

     Current Month Class B-1 Principal Balance            2,160,733.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 2/1/97


CLASS B-2 INTEREST SCHEDULE

     Prior Month Class B-2 Principal Balance              1,800,611.00
     Class B-2 Certificate Rate                                   8.22%
     One twelfth of Class B-2 Certificate Rate                    0.69%
     Class B-2 Certificate Interest                          12,334.19
     Prior Month Class B-2 Overdue Interest                       0.00

     Class B-2 Interest Due                                  12,334.19
     Class B-2 Interest Paid                                 12,334.19

     Current Month Class B-2 Overdue Interest                     0.00

CLASS B-2 PRINCIPAL SCHEDULE

     Prior Month Class B-2 Principal Balance              1,800,611.00
     Class B-2 Percentage                                         2.50%
     Base Principal Amount                                1,769,950.86
     Class B-2 Base Principal Distribution Amount                 0.00
     Prior Month B-1 Overdue Principal                            0.00
     Total B-1 Note Principal Due                                 0.00

     Class B-2 Principal Paid                                     0.00

     Class B-2 Overdue Principal                                  0.00

     Current Month Class B-2 Principal Balance            1,800,611.00

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-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 2/1/97


SERVICING FEE SCHEDULE

     Prior Month ADCPB                                  72,024,541
     Servicer Fee Rate                                      0.5000%
     One-twelfth                                            0.0417%
     Servicer Fee                                        30,010.23

     Prior Servicer Fee Arrearage                             0.00
     Servicer Fee Due                                    30,010.23

     Servicer Fee Paid                                   30,010.23

     Current Servicing Fee Arrearage                          0.00

BACK-UP SERVICING FEE SCHEDULE

     Prior Month ADCPB                                  72,024,541
     Back-Up Servicer Fee Rate                              0.0200%
     One-twelfth                                            0.0017%
     Back-up Servicer Fee                                 1,200.41

     Prior Back-Up Servicer Fee Arrearage                     0.00
     Total Back-Up Servicer Fee Due                       1,200.41

     Back-Up Servicer Fee Paid                            1,200.41

     Current Back-Up Servicing Fee Arrearage                  0.00


TRUSTEE FEE SCHEDULE

     Trustee Fee                                            291.67
     Trustee Fee Rate                                       0.0100%

     Prior Trustee Fee Arrearage                              0.00
     Total Trustee Fee Due                                  291.67

     Trustee Fee Paid                                       291.67

     Current Trustee Fee Arrearage                            0.00


CERTIFICATE PREMIUM SCHEDULE

     Initial Class A Balance                         63,381,510.00
     Premium Rate                                           0.0200%
     Prior Premium Arrearage                                  0.00
     Premium Amount Due                                  12,676.00

     Premium Amount Paid                                 12,676.00

     Current Premium Arrearage                                0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 2/1/97

Early Amortization Events

     (a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

     (b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section 10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

     (c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

     (d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

     (e) Judgments or orders in respect of money (other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

     (f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

     (g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10.01 (g)]

     (h) A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

     (i) A Delinquency Trigger Event has occurred and is continuing; or

     (j) An Event of Servicing Termination has been declared; or [10.01 (j)]

     (k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 2/1/97

RESTRICTING EVENT CALCULATIONS

     (a) Event of Servicer Termination (Yes/No)             No
                                                       -------------

     (b) Certificate Insurer makes an Insured Payment       No
                                                       -------------

     (a) Gross Charge-Off Event (Yes/No)                    No
                                                       -------------

     (b) Delinquency Trigger Event                          No
                                                       -------------

Events of Servicer Termination

     (i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section 11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

     (ii) Any failure by the Servicer to submit a Monthly Statement pursuant to Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

     (iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier to occur of (x) the date on which written notice of such failure or breach, requiring the situation giving rise to such failure or breach to be remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

     (iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01
            (a)(iv)]

     (v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

     (vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

     (vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

     (viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

     (ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 2/1/97


GROSS CHARGE-OFFS >=160
AND ACCOUNTS BOUGHT BACK BY SOURCE


                                     Gross                      Gross                      Monthly
                                    Defaults    Recoveries   Charge-Offs     ADCPB       Charge-Offs
                                    --------    ----------   -----------     -----       -----------
     2 months prior                         0           0             0   70,488,682        0.00%
     1 month prior                          0           0             0   70,642,634        0.00%
     Current                          121,045     121,045             0   69,762,119        0.00%


                         Gross Charge-Off Ratio:                                            0.00%
                         Maximum Charge-Off Ratio:                                          2.50%


30+ DELINQUENCIES


                                                                     Monthly
                               Delinquencies       ADCPB          Delinquencies
                               -------------       -----          -------------
     2 months prior              2,591,745       70,488,682           3.68%
     1 month prior               2,491,482       70,642,634           3.53%
     Current month               3,161,952       69,762,119           4.53%

                         Delinquency Ratio:                           3.91%
                         Maximum Delinquency Ratio:                   7.00%

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FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 2/1/97
ISSUER RESTRICTING EVENT CALCULATIONS

     (a) Gross Defaults (>=180)                                    No
                                                              -------------

     (b) Issuer Delinquency Trigger Ratio                          No
                                                              -------------


GROSS DEFAULTS (>=180)

                                                                Monthly
                   Gross Defaults            ADCPB            Charge-Offs
                   --------------            -----            -----------
     Current              0                 69,762,119             0.00%


                    i A  Subordinated Percentage                 9.00%
                      B  WAL of Remaining Leases                 2.13
                   ii    Two
                         Ratio (i/ii)                            2.12%


ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)

                                                                             Monthly
                                Delinquencies             ADCPB           Delinquencies
                                -------------             -----           -------------
     2 months prior                 74,024             70,488,682             0.11%
     1 month prior                 251,380             70,642,634             0.36%
     Current month                 447,401             69,762,119             0.64%


     Issuer Delinquency Trigger Ratio:                                        0.37%
     Maximum Ratio Allowed:                                                   2.50%


EARLY AMORTIZATION EVENT

     (1) Is Subordinate Interest less than 8.86% of ADCPB?          No
                                                               --------------

     (2) Has a Gross Charge-Off Event Occurred?                     No
                                                               --------------

     (3) Has a Delinquency Event Occurred?                          No
                                                               --------------

First Sierra Equipment Lease Trust 1996-2
-------------------------------------------------------------------------------
First Sierra Receivables Inc.
Monthly Servicer Certificate
For the Collection Period Ending 2/1/97

     Aging/Delinquency Statistics

                                                                                              % of
                                                                               ADCPB         Total
     Current                                                                 66,600,167      95.47%
     31-60 Days Past Due                                                      1,965,114       2.82%
     61-90 Days Past Due                                                        749,437       1.07%
     91+ Days Past Due                                                          447,401       0.64%
                                                                          -------------
     Total                                                                   69,762,119     100.00%

     Certificate Factors

     Class A Notes                                                            1.0000000
     Class B-1 Notes                                                          1.0000000
     Class B-2 Notes                                                          1.0000000


     Substitution Limits [Section 7]

     ADCPB as of Cut-Off Date                                             72,024,443.60
     Maximum Substitution (10% of Initial)                                 7,202,444.36
     Maximum Substitution for Defaulted Contracts (5% of Initial)          3,601,222.18

     Prior month Cumulative ADCPB Substituted                                228,857.30
     Current month ADCPB Substituted                                         268,701.17
     Cumulative ADCPB Substituted                                            497,558.47

     Prior month Cumulative ADCPB Substituted for Defaulted Contracts              0.00
     Current month ADCPB Substituted Defaulted Contracts                     121,044.56
     Cumulative ADCPB Substituted for Defaulted Contracts                    121,044.56


     Portfolio Prepayment Statistics

     Prior month Cumulative ADCPB prepaid                                    228,857.30
     Current month ADCPB prepaid                                             268,701.17
     Cumulative ADCPB prepaid                                                497,558.47

     Prior month Cumulative ADCPB Defaulted                                        0.00
     Current month ADCPB Defaulted                                           121,044.56
     Cumulative ADCPB Defaulted                                              121,044.56

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 2/1/97



BEGINNING ACCOUNT BALANCES                                                                   154,955.03

LOCKBOX ACCOUNT
     Transfer of prior period Payments not yet transferred to Collection Account            (114,016.95)
     Transfer of prior period Excluded Amounts not yet transferred                           (32,226.03)
     Collections Received [5.02 (b)(d)]                                                    2,331,155.10
     Excluded Amounts [5.02 (d)][Definition]                                              (1,099,451.82)
     Collections on Deposit due Collection Account [5.02 (d)]                             (1,030,713.95)

     Ending Balance @ 2/1/97                                                                 209,701.38


COLLECTION ACCOUNT
     BEGINNING BALANCE @ 1/1/97                                                                           930,046.30

     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED 1/1/97
     Add:  Servicer Advance                                                                             1,047,235.46
     Add:  Payments due Collection Account from last 2 business days prior period                         114,016.95
     Add:  Payments due Collection Account from  prior period                                                   0.00
     Add:  Add'l transfers                                                                                      0.00
     Add:  Amounts to Collection Acct from Security deposit account                                             0.00
     Less: Total distributions on 1/10/97                                                              (2,091,298.71)
     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED 2/1/97
     Aggregate Amount of Actual Payments [6.01 b (i)]                                                   1,062,775.01
     Add: Servicer Advances [5.03][6.01 b (ii)]                                                                 0.00
     Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01 b (iii)]             0.00
     Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                                        0.00
     Add: Any Investment Earnings [6.01 b (v)]                                                              3,127.75
     Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                                  0.00
     Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                               0.00
     Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                         0.00
     Add: Security Deposits Related to Prepayment                                                               0.00
     Add: Offset Amount as Provided by 5.12 [6.01 c]                                                            0.00
     Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                         0.00
     Less: Amounts Servicer Advanced but deems uncollectible [6.01 d]                                           0.00
     Less: Payments due Collection Acct. from last 2 business days in calendar mo.                              0.00

     Ending Balance @ 1/31/97 and 2/1/97                                                                1,065,902.76

     Add: Servicer Advances to be deposited on Determination Date                                       1,131,502.68
     Add: Payments due Collection Acct from last  2 business days                                         100,060.40
     Add: Payments not yet transferred to the Collection Account                                                0.00
     Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                                  0.00

     Adjusted Collection Account Balance                                                                2,297,465.84

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--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 2/1/97

SECURITY DEPOSIT ACCOUNT

     Beginning  Balance                                                                            0.00
     Add: Balance deposited on closing date                                                        0.00
     Add: Security Deposits [6.02 b]                                                               0.00
     Less: Amounts to Collection Account [6.02 c]                                                  0.00
     Add:  Investment Earnings                                                                     0.00
                                                                                                   ----

     Ending Balance @ 1/31/97                                                                      0.00

     Less: Amounts to Collection Account [6.02 c]                                                  0.00

     Adjusted Security Deposit  Account Balance                                                    0.00


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT


     Beginning Balance                                                                                                0.00
     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                     0.00
     Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                                    0.00
     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                    0.00
                                                                                                                      ----

     Ending Balance @ 1/31/97                                                                                         0.00

     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]             1,770,010.68

     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]           (1,770,010.68)
                                                                                                             -------------

     Adjusted New Transferred Property Funding Account Balance                                                        0.00

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--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 2/1/97

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                                                 2,297,465.84


DISBURSEMENTS FROM COLLECTION ACCOUNT (PRIOR TO INITIAL AMORTIZATION DATE]

     (i)    Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 b (i)]                           0.00

     (ii)   Indemnity payments paid inadvertently dep in Collection Account [6.06 b (ii)]                       0.00

     (iii)  Aggregate of: [6.06 b (iii)]
            (A)    Unreimbursed Servicer Advances from current collection period                                0.00
            (B)    Unreimbursed Servicer Advances from prior collection period                                  0.00
            (C)    Servicing Charges inadvertently deposited in Collection Account                              0.00

     (iv)   Current and unpaid Servicing Fees                                                              30,010.23

     (v)    Current and unpaid Back-up Servicing Fees [6.06 b (iv)]                                         1,200.41

     (vi)   Premium Amount due on Payment Date and unpaid Premiums [6.06 b (v)]                            12,676.00

     (vii)  Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 b (vi)]                             291.67

     (viii) Class A Certificate Interest and Overdue Class A Interest [6.06 b (vii)]                      332,224.75

     (ix)   Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 b (viii)]                  12,622.28

     (x)    Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 b (ix)]                    12,334.19

     (xi)   Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (x)]                  0.00

     (xii)  Any amounts due Servicer under 9.03 [6.06 b (xi)]                                                   0.00

     (xiii) To the Servicer Security Deposit Refund under 6.02C                                                 0.00

     (ix)   To the depositor the lesser of Base Principal Amount or ADCPB new Contracts                 1,769,950.86
            transferred to the Trust, [6.06 b (xii)]

            If less than the Base Principal Amount, the remainder to the New Transferred Property               0.00
            Funding Account [6.06 b (xii)]

     (x)    To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                  126,155.46


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--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 2/1/97
DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)

     (i)    Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                              0.00

     (ii)   Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                          0.00

     (iii)  Aggregate of: [6.06 c (iii)]
            (A)    Unreimbursed Servicer Advances from prior periods                                               0.00
            (B)    Servicer Fee and unpaid Servicer Fee                                                            0.00
            (C)    Servicing Charges inadvertently deposited in Collection Account                                 0.00

     (iv)   Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                                0.00

     (v)    Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                                    0.00

     (vi)   Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                                  0.00

     (vii)  Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                               0.00

     (viii) Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                          0.00

     (ix)   Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                            0.00

     (x)    Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]                 0.00

     (xi)   Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]                    0.00

     (xii)  Class B-1 Base  Principal Distribution Amount and Overdue Class B-1 Principal [6.06 c (xii)]           0.00
            provided no restricting event exists

     (xiii) Class B-2 Base  Principal Distribution Amount and Overdue Class B-2 Principal [6.06 c (xiii)]          0.00
            provided no restricting event or issuer restricting event exists

     (xiv)  Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                     0.00

     (xv)   Prepayments optionally transferred to collection account and disbursed in                              0.00
            consideration of the transfer of New Transferred Property not in excess of
            $5,000,000 [6.06 c (xv)]

     (xvi)  To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                           0.00


     REVIEWED BY:



     -----------------------------------
     CRAIG M. SPENCER
     CHIEF ACCOUNTING OFFICER

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--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICE CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 3/1/97

ADCPB Balance
Prior Month ADCPB                                                 72,024,600.81
Initial ADCPB                                                     72,024,443.60
Current Month ADCPB (Before addition of New Property)             70,300,291.50
Base Principal Amount (Prior - Current)                            1,724,309.30
Add:  ADCPB of New Transferred Property                            1,724,331.60
Ending ADCPB (Current + ADCPB of New Property)                    72,024,623.10

CLASS A INTEREST SCHEDULE

     Prior Month Class A Principal Balance                        63,381,510.00
     Class A Certificate Rate                                              6.29%
     One twelfth of Class A Certificate Rate                               0.52%
     Class A Certificate Interest                                    332,224.75
     Prior Month Class A Overdue Interest                                  0.00

     Class A Interest Due                                            332,224.75
     Class A Interest Paid                                           332,224.75

     Current Month Class A Overdue Interest                                0.00

CLASS A PRINCIPAL SCHEDULE

     Prior Month Class A Principal Balance                        63,381,510.00
     Class A Percentage                                                   88.00%
     Base Principal Amount                                         1,724,309.30
     Class A Base Principal Distribution Amount                            0.00
     Prior Month Class A Overdue Principal                                 0.00
     Total A Note Principal Due                                            0.00

     Class A Principal Paid                                                0.00

     Class A Overdue Principal                                             0.00
                                                                  -------------

     Current Month Class A Principal Balance                      63,381,510.00

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--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICE CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 3/1/97


CLASS B-1 INTEREST SCHEDULE

     Prior Month Class B-1 Principal Balance                       2,160,733.00
     Class B-1 Certificate Rate                                            7.01%
     One twelfth of Class B-1 Certificate Rate                             0.58%
     Class B-1 Certificate Interest                                   12,622.28
     Prior Month Class B-1 Overdue Interest                                0.00

     Class B-1 Interest Due                                           12,622.28
     Class B-1 Interest Paid                                          12,622.28

     Current Month Class B-1 Overdue Interest                              0.00

CLASS B-1 PRINCIPAL SCHEDULE

     Prior Month Class B-1 Principal Balance                       2,160,733.00
     Class B-1 Percentage                                                  3.00%
     Base Principal Amount                                         1,724,309.30
     Class B-1 Base Principal Distribution Amount                          0.00
     Prior Month B-1 Overdue Principal                                     0.00
     Total B-1 Note Principal Due                                          0.00
                                                                   ------------

     Class B-1 Principal Paid                                              0.00


     Class B-1 Overdue Principal                                           0.00

     Current Month Class B-1 Principal Balance                     2,160,733.00

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICE CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 3/1/97


CLASS B-2 INTEREST SCHEDULE

     Prior Month Class B-2 Principal Balance                       1,800,611.00
     Class B-2 Certificate Rate                                            8.22%
     One twelfth of Class B-2 Certificate Rate                             0.69%
     Class B-2 Certificate Interest                                   12,334.19
     Prior Month Class B-2 Overdue Interest                                0.00

     Class B-2 Interest Due                                           12,334.19
     Class B-2 Interest Paid                                          12,334.19

     Current Month Class B-2 Overdue Interest                              0.00

CLASS B-2 PRINCIPAL SCHEDULE

     Prior Month Class B-2 Principal Balance                       1,800,611.00
     Class B-2 Percentage                                                  2.50%
     Base Principal Amount                                         1,724,309.30
     Class B-2 Base Principal Distribution Amount                          0.00
     Prior Month B-1 Overdue Principal                                     0.00
     Total B-1 Note Principal Due                                          0.00

     Class B-2 Principal Paid                                              0.00

     Class B-2 Overdue Principal                                           0.00

     Current Month Class B-2 Principal Balance                     1,800,611.00

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICE CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 3/1/97


SERVICING FEE SCHEDULE

     Prior Month ADCPB                                               72,024,601
     Service Fee Rate                                                    0.5000%
     One-twelfth                                                         0.0417%
     Service Fee                                                      30,010.25

     Prior Service Fee Arrearage                                           0.00
     Service Fee Due                                                  30,010.25

     Service Fee Paid                                                 30,010.25

     Current Servicing Fee Arrearage                                       0.00

BACK-UP SERVICING FEE SCHEDULE

     Prior Month ADCPB                                               72,024,601
     Back-Up Service Fee Rate                                            0.0200%
     One-twelfth                                                         0.0017%
     Back-up Service Fee                                               1,200.41

     Prior Back-Up Service Fee Arrearage                                   0.00
     Total Back-Up Service Fee Due                                     1,200.41

     Back-Up Service Fee Paid                                          1,200.41

     Current Back-Up Servicing Fee Arrearage                               0.00


TRUSTEE FEE SCHEDULE

     Trustee Fee                                                         291.67

     Prior Trustee Fee Arrearage                                           0.00
     Total Trustee Fee Due                                               291.67

     Trustee Fee Paid                                                    291.67

     Current Trustee Fee Arrearage                                         0.00


CERTIFICATE PREMIUM SCHEDULE

     Initial Class A Balance                                      63,381,510.00
     Premium Rate                                                        0.0200%
     Prior Premium Arrearage                                               0.00
     Premium Amount Due                                               12,676.00

     Premium Amount Paid                                              12,676.00

     Current Premium Arrearage                                             0.00


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--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICE CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 3/1/97

Early Amortization Events

(a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
     10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

(c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

(e) Judgments or orders in respect of money (other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstated on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

(h)  A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

(i)  A Delinquency Trigger Event has occur and is continuing; or

(j)  An Event of Servicing Termination has been declared; or [10.01 (j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

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--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICE CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 3/1/97

RESTRICTING EVENT CALCULATIONS

     (a)  Event of Service Termination (Yes/No)                         No
                                                                   -------------

     (b)  Certificate Insurer makes an Insured Payment                  No
                                                                   -------------

     (a)  Gross Charge-Off Event (Yes/No)                               No
                                                                   -------------

     (b)  Delinquency Trigger Event                                     No
                                                                   -------------

Events of Service Termination

(i) Any failure by the Service to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Service Report, As to which the remedy is set forth in section
       11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)   Any failure by the Service to submit a Monthly Statement pursuant to
       Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Service of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Service shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Service duly to observe or perform in any material respect any other covenants or agreements of the Service set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Service set forth in
       Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier to occur of(x) the date on which written notice of such failure or breach, requiring the situation giving rise to such failure or breach to be remedied, shall have been given to a Servicing Officer of the Service or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01
       (a)(iii)]

(iv) The Service shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Service is generally not paying its debts as they come due or the Service shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Service shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Service, a custodian, receiver, trustee or liquidator (or other similar official) of the Service, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstated or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against he Service in a proceeding under applicable bankruptcy laws or thee insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Service, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstated or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Service to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Service is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

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--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICE CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 3/1/97


GROSS CHARGE-OFFS (GREATER THAN OR EQUAL TO 160 AND ACCOUNTS BOUGHT BACK BY SOURCE)

                        Gross                             Gross                       Monthly
                       Defaults         Recoveries     Charge-Offs       ADCPB      Charge-Offs
                       --------         ----------     -----------       -----      -----------
2 months prior               0                  0           0         70,642,634       0.00%
1 month prior          121,045            121,045           0         69,762,119       0.00%
Current                209,096            209,096           0         69,811,709       0.00%


                Gross Charge-Off Ratio:                                                0.00%
                Maximum Charge-Off Ratio:                                              2.50%


30+ DELINQUENCIES

                                                              Monthly
                     Delinquencies              ADCPB      Delinquencies
                     -------------              -----      -------------
2 months prior         2,491,482             70,642,634       3.53%
1 month prior          3,161,952             69,762,119       4.53%
Current month          2,875,843             69,811,709       4.12%

                Delinquency Ratio:                            4.06%
                Maximum Delinquency Ratio:                    7.00%

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICE CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 3/1/97
ISSUER RESTRICTING EVENT CALCULATIONS

     (a)  Gross Defaults (GREATER THAN OR EQUAL TO 180)                 No
                                                                   -------------

     (b)  Issuer Delinquency Trigger Ratio                              No
                                                                   -------------


GROSS DEFAULTS (GREATER THAN OR EQUAL TO 180)

                                                                   Monthly
                            Gross Defaults        ADCPB          Charge-Offs
                            --------------        -----          -----------
               Current                   0        69,811,709          0.00%


                 i  A       Subordinated Percentage                   9.00%
                    B       WAL of Remaining Leases                   2.13
                ii          Two
                            Ratio (i/ii)                              2.11%




ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)

                                                                     Monthly
                              Delinquencies       ADCPB           Delinquencies
           2 months prior          251,380        70,642,634          0.36%
           1 month prior           447,401        69,762,119          0.64%
           Current month           570,118        69,811,709          0.82%


                           Issuer Delinquency Trigger Ratio:          0.60%
                           Maximum Ratio Allowed:                     2.50%

EARLY AMORTIZATION EVENT

     (1)  Is Subordinate Interest less than 8.86% of ADCPB?      No
                                                            ------------

     (2)  Has a Gross Charge-Off Event Occurred?                 No
                                                            ------------

     (3)  Has a Delinquency Event Occurred?                      No
                                                            ------------

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--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICE CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 3/1/97

        Aging/Delinquency Statistics
                                                                                             % of
                                                                          ADCPB              Total
Current                                                                  66,935,866              95.88%
31-60 Days Past Due                                                       1,603,312               2.30%
61-90 Days Past Due                                                         702,413               1.01%
91+ Days Past Due                                                           570,118               0.82%
                                                                    ---------------    ---------------

Total                                                                    69,811,709             100.00%


Certificate Factors

Class A Notes                                                             1.0000000
Class B-1 Notes                                                           1.0000000
Class B-2 Notes                                                           1.0000000


Substitution Limits [Section 7]

ADCPB as of Cut-Off Date                                              72,024,443.60
Maximum Substitution (10% of Initial)                                  7,202,444.36
Maximum Substitution for Defaulted Contracts (5% of Initial)           3,601,222.18

Prior month Cumulative ADCPB Substituted                                 497,558.47
Current month ADCPB Substituted                                          212,563.12
Cumulative ADCPB Substituted                                             710,121.59

Prior month Cumulative ADCPB Substituted for Defaulted Contracts         121,044.56
Current month ADCPB Substituted Defaulted Contracts                      209,095.72
Cumulative ADCPB Substituted for Defaulted Contracts                     330,140.28


Portfolio Prepayment Statistics

Prior month Cumulative ADCPB prepaid                                     497,558.47
Current month ADCPB prepaid                                              212,563.12
Cumulative ADCPB prepaid                                                 710,121.59

Prior month Cumulative ADCPB Defaulted                                   121,044.56
Current month ADCPB Defaulted                                            209,095.72
Cumulative ADCPB Defaulted                                               330,140.28

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--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICE CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 3/1/97

--------------------------------------------------------------------------------

BEGINNING ACCOUNT BALANCES                                                         209,701.38

LOCKBOX ACCOUNT
     Transfer of prior period Payments not yet transferred to
       Collection Account                                                         (100,060.40)
     Transfer of prior period Excluded Amounts not yet transferred                 (37,586.65)
     Collections Received [5.02 (b)(d)]                                          2,266,876.80
     Excluded Amounts [5.02 (d)][Definition]                                    (1,163,774.99)
     Collections on Deposit due Collection Account [5.02 (d)]                     (985,985.50)

     Ending Balance @ 3/1/97                                                       189,170.64


COLLECTION ACCOUNT
     BEGINNING BALANCE @ 2/1/97                                                                        1,065,902.76

     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED 2/1/97
     Add:  Service Advance                                                                             1,131,502.68
     Add:  Payments due Collection Account from last 2 business days prior period                        100,060.40
     Add:  Payments due Collection Account from  prior period                                                  0.00
     Add:  Add'l transfers                                                                                     0.00
     Add: Amounts to Collection Acct from Security deposit account                                             0.00
     Less: Total distributions on 2/10/97                                                             (2,297,465.84)
     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED 3/1/97
     Aggregate Amount of Actual Payments [6.01 b (i)]                                                  1,008,980.28
     Add: Service Advances [5.03][6.01 b (ii)]                                                                 0.00
     Add: Sch. Payments, Final Payments or Purchase Option from Sec.
          Deposit Account [6.01 b (iii)]                                                                       0.00
     Add: Reconveyance Amounts by Service [6.01 b (iv)]                                                        0.00
     Add: Any Investment Earnings [6.01 b (v)]                                                             2,531.76
     Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                                 0.00
     Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                              0.00
     Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                        0.00
     Add: Security Deposits Related to Prepayment                                                              0.00
     Add: Offset Amount as Provided by 5.12 [6.01 c]                                                           0.00
     Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                        0.00
     Less: Amounts Servicer Advanced but deems uncollectible [6.01 d]                                          0.00
     Less: Payments due Collection Acct. from last 2 business days in calendar mo                              0.00

     Ending Balance @ 2/28/97 and 3/1/97                                                               1,011,512.04

     Add: Service Advances to be deposited on Determination Date                                       1,025,135.19
     Add: Payments due Collection Acct from last  2 business days                                         89,021.62
     Add: Payments not yet transferred to the Collection Account                                               0.00
     Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                                 0.00

     Adjusted Collection Account Balance                                                               2,125,668.85

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--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICE CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 3/1/97

SECURITY DEPOSIT ACCOUNT

     Beginning  Balance                                                                   0.00
     Add: Balance deposited on closing date                                               0.00
     Add: Security Deposits [6.02 b]                                                      0.00
     Less: Amounts to Collection Account [6.02 c]                                         0.00
     Add:  Investment Earnings                                                            0.00
                                                                                  ------------

     Ending Balance @ 2/28/97                                                             0.00

     Less: Amounts to Collection Account [6.02 c]                                         0.00

     Adjusted Security Deposit  Account Balance                                           0.00


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT


     Beginning Balance                                                                                        0.00
                                                                                                      ------------
     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]             0.00
     Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                            0.00
     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]            0.00
                                                                                                      ------------

     Ending Balance @ 2/28/97                                                                                 0.00

     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]     1,724,331.60

     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]   (1,724,331.60)
                                                                                                      ------------

     Adjusted New Transferred Property Funding Account Balance                                                0.00

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--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICE CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 3/1/97

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                                            2,125,668.85


DISBURSEMENTS FROM COLLECTION ACCOUNT (PRIOR TO INITIAL AMORTIZATION DATE]

     (i) Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 b (i)]                         0.00

     (ii) Indemnity payments paid inadvertently dep in Collection Account [6.06 b (ii)]                    0.00

     (iii) Aggregate of: [6.06 b (iii)]
            (A) Unreimbursed Service Advances from current collection period                               0.00
            (B) Unreimbursed Service Advances from prior collection period                                 0.00
            (C) Servicing Charges inadvertently deposited in Collection Account                            0.00

     (iv) Current and unpaid Servicing Fees                                                           30,010.25

     (v) Current and unpaid Back-up Servicing Fees [6.06 b (iv)]                                       1,200.41

     (vi) Premium Amount due on Payment Date and unpaid Premiums [6.06 b (v)]                         12,676.00

     (vii) Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 b (vi)]                         291.67

     (viii) Class A Certificate Interest and Overdue Class A Interest [6.06 b (vii)]                 332,224.75

     (ix) Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 b (viii)]               12,622.28

     (x) Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 b (ix)]                  12,334.19

     (xi) Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (x)]               0.00

     (xii) Any amounts due Service under 9.03 [6.06 b (xi)]                                                0.00

     (xiii) To the Service Security Deposit Refund under 6.02C                                             0.00

     (ix) To the depositor the lesser of Base Principal Amount or ADCPB new Contracts              1,724,309.30
          transferred to the Trust, [6.06 b (xii)]

          If less than the Base Principal Amount, the remainder to the New Transferred Property            0.00
          Funding Account [6.06 b (xii)]

     (x) To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                      0.00

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--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICE CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 3/1/97
DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)

(i) Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                           0.00

(ii) Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                      0.00

(iii) Aggregate of: [6.06 c (iii)]
       (A) Unreimbursed Service Advances from prior periods                                             0.00
       (B) Service Fee and unpaid Service Fee                                                           0.00
       (C) Servicing Charges inadvertently deposited in Collection Account                              0.00

(iv) Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                            0.00

(v) Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                                 0.00

(vi) Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                              0.00

(vii) Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                          0.00

(viii) Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                    0.00

(ix) Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                        0.00

(x) Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]              0.00

(xi) Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]                0.00

(xii) Class B-1 Base  Principal Distribution Amount and Overdue Class B-1 Principal [6.06 c (xii)]      0.00
      provided no restricting event exists

(xiii) Class B-2 Base  Principal Distribution Amount and Overdue Class B-2 Principal [6.06 c (xiii)]    0.00
       provided no restricting event or issuer restricting event exists

(xiv) Any amounts due Service under 9.03 [6.06 b (xiv)]                                                 0.00

(xv) Prepayments optionally transferred to collection account and disbursed in                          0.00
     consideration of the transfer of New Transferred Property not in excess of
     $5,000,000 [6.06 c (xv)]

(xvi) To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                      0.00


Reviewed By:



------------------------------------------------------------------
Craig M. Spencer
Chief Accounting Officer

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--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 4/1/97



ADCPB Balance
-------------


Prior Month ADCPB                                                72,024,623.10
Initial ADCPB                                                    72,024,443.60
Current Month ADCPB (Before addition of New Property)            69,868,492.74
Base Principal Amount (Prior - Current)                           2,156,130.36
Add:  ADCPB of New Transferred Property                           2,156,321.60
Ending ADCPB (Current + ADCPB of New Property)                   72,024,814.34

CLASS A INTEREST SCHEDULE

     Prior Month Class A Principal Balance                       63,381,510.00
     Class A Certificate Rate                                             6.29%
     One twelfth of Class A Certificate Rate                              0.52%
     Class A Certificate Interest                                   332,224.75
     Prior Month Class A Overdue Interest                                 0.00

     Class A Interest Due                                           332,224.75
     Class A Interest Paid                                          332,224.75

     Current Month Class A Overdue Interest                               0.00

CLASS A PRINCIPAL SCHEDULE

     Prior Month Class A Principal Balance                       63,381,510.00
     Class A Percentage                                                  88.00%
     Base Principal Amount                                        2,156,130.36
     Class A Base Principal Distribution Amount                           0.00
     Prior Month Class A Overdue Principal                                0.00
     Total A Note Principal Due                                           0.00

     Class A Principal Paid                                               0.00

     Class A Overdue Principal                                            0.00

     Current Month Class A Principal Balance                     63,381,510.00

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--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 4/1/97

CLASS B-1 INTEREST SCHEDULE

     Prior Month Class B-1 Principal Balance                     2,160,733.00
     Class B-1 Certificate Rate                                          7.01%
     One twelfth of Class B-1 Certificate Rate                           0.58%
     Class B-1 Certificate Interest                                 12,622.28
     Prior Month Class B-1 Overdue Interest                              0.00

     Class B-1 Interest Due                                         12,622.28
     Class B-1 Interest Paid                                        12,622.28

     Current Month Class B-1 Overdue Interest                            0.00

CLASS B-1 PRINCIPAL SCHEDULE

     Prior Month Class B-1 Principal Balance                     2,160,733.00
     Class B-1 Percentage                                                3.00%
     Base Principal Amount                                       2,156,130.36
     Class B-1 Base Principal Distribution Amount                        0.00
     Prior Month B-1 Overdue Principal                                   0.00
     Total B-1 Note Principal Due                                        0.00
                                                                 ------------

     Class B-1 Principal Paid                                            0.00


     Class B-1 Overdue Principal                                         0.00

     Current Month Class B-1 Principal Balance                   2,160,733.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 4/1/97


CLASS B-2 INTEREST SCHEDULE

     Prior Month Class B-2 Principal Balance                     1,800,611.00
     Class B-2 Certificate Rate                                          8.22%
     One twelfth of Class B-2 Certificate Rate                           0.69%
     Class B-2 Certificate Interest                                 12,334.19
     Prior Month Class B-2 Overdue Interest                              0.00

     Class B-2 Interest Due                                         12,334.19
     Class B-2 Interest Paid                                        12,334.19

     Current Month Class B-2 Overdue Interest                            0.00

CLASS B-2 PRINCIPAL SCHEDULE

     Prior Month Class B-2 Principal Balance                     1,800,611.00
     Class B-2 Percentage                                                2.50%
     Base Principal Amount                                       2,156,130.36
     Class B-2 Base Principal Distribution Amount                        0.00
     Prior Month B-1 Overdue Principal                                   0.00
     Total B-1 Note Principal Due                                        0.00

     Class B-2 Principal Paid                                            0.00

     Class B-2 Overdue Principal                                         0.00

     Current Month Class B-2 Principal Balance                   1,800,611.00

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--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 4/1/97


SERVICING FEE SCHEDULE

     Prior Month ADCPB                                      72,024,623
     Servicer Fee Rate                                          0.5000%
     One-twelfth                                                0.0417%
     Servicer Fee                                            30,010.26

     Prior Servicer Fee Arrearage                                 0.00
     Servicer Fee Due                                        30,010.26

     Servicer Fee Paid                                       30,010.26

     Current Servicing Fee Arrearage                              0.00

BACK-UP SERVICING FEE SCHEDULE

     Prior Month ADCPB                                      72,024,623
     Back-Up Servicer Fee Rate                                  0.0200%
     One-twelfth                                                0.0017%
     Back-up Servicer Fee                                     1,200.41

     Prior Back-Up Servicer Fee Arrearage                         0.00
     Total Back-Up Servicer Fee Due                           1,200.41

     Back-Up Servicer Fee Paid                                1,200.41

     Current Back-Up Servicing Fee Arrearage                      0.00


TRUSTEE FEE SCHEDULE

     Trustee Fee                                                291.67

     Prior Trustee Fee Arrearage                                  0.00
     Total Trustee Fee Due                                      291.67

     Trustee Fee Paid                                           291.67

     Current Trustee Fee Arrearage                                0.00


CERTIFICATE PREMIUM SCHEDULE

     Initial Class A Balance                             63,381,510.00
     Premium Rate                                               0.0200%
     Prior Premium Arrearage                                      0.00
     Premium Amount Due                                      12,676.00

     Premium Amount Paid                                     12,676.00

     Current Premium Arrearage                                    0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 4/1/97

Early Amortization Events

(a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
       10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

(c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

(e) Judgments or orders in respect of money (other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

(h)    A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

(i)    A Delinquency Trigger Event has occur and is continuing; or

(j)    An Event of Servicing Termination has been declared; or [10.01 (j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

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--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 4/1/97


RESTRICTING EVENT CALCULATIONS
------------------------------
      (a)  Event of Servicer Termination (Yes/No)                        No
                                                                    -------------

      (b)  Certificate Insurer makes an Insured Payment                  No
                                                                    -------------

      (a)  Gross Charge-Off Event (Yes/No)                               No
                                                                    -------------

      (b)  Delinquency Trigger Event                                     No
                                                                    -------------


EVENTS OF SERVICER TERMINATION
------------------------------

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
       11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)   Any failure by the Servicer to submit a Monthly Statement pursuant to
       Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in
       Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificatesholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier to occur of(x) the date on which written notice of such failure or breach, requiring the situation giving rise to such failure or breach to be remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01
       (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property,or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdication, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

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--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 4/1/97


GROSS CHARGE-OFFS GREATER THAN OR EQUALS TO 160 AND ACCOUNTS BOUGHT BACK BY SOURCE)



                             Gross                           Gross                        Monthly
                            Defaults      Recoveries      Charge-Offs    ADCPB          Charge-Offs
                            --------      ----------      -----------    -----          -----------

2 months prior              121,045        121,045              0     69,762,119           0.00%
1 month prior               209,096        209,096              0     69,811,709           0.00%
Current                     178,477        178,477              0     69,609,133           0.00%


                           Gross Charge-Off Ratio:                                         0.00%
                           Maximum Charge-Off Ratio:                                       2.50%




30+ DELINQUENCIES
-----------------

                                                            Monthly
                        Delinquencies     ADCPB           Delinquencies
                        -------------     -----           -------------

2 months prior            3,161,952     69,762,119           4.53%
1 month prior             2,875,843     69,811,709           4.12%
Current month             2,752,006     69,609,133           3.95%



         Delinquency Ratio:                                  4.20%
         Maximum Delinquency Ratio:                          7.00%


FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 4/1/97
ISSUER RESTRICTING EVENT CALCULATIONS

      (a)  Gross Defaults greater than or equals to 180)                 No
                                                                    ------------

      (b)  Issuer Delinquency Trigger Ratio                              No
                                                                    ------------


GROSS DEFAULTS GREATER THAN OR EQUALS 180)



                                                    Monthly
                 Gross Defaults    ADCPB          Charge-Offs
                 --------------    -----          -----------
Current              6,926       69,609,133         0.01%


   i A       Subordinated Percentage                9.00%
     B       WAL of Remaining Leases                2.13
  ii         Two
             Ratio (i/ii)                           2.11%



ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)



                                                                 Monthly
                             Delinquencies     ADCPB           Delinquencies
                             -------------     -----           -------------
2 months prior                   447,401     69,762,119           0.64%
1 month prior                    570,118     69,811,709           0.82%
Current month                    541,150     69,609,133           0.78%


                           Issuer Delinquency Trigger Ratio:      0.75%
                           Maximum Ratio Allowed:                 2.50%

EARLY AMORTIZATION EVENT

      (1)  Is Subordinate Interest less than 8.86% of ADCPB?             No
                                                                    ------------

      (2)  Has a Gross Charge-Off Event Occurred?                        No
                                                                    ------------

      (3)  Has a Delinquency Event Occurred?                             No
                                                                    ------------

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--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 4/1/97

        AGING/DELINQUENCY STATISTICS

                                                                                                     % of
                                                                                     ADCPB           Total
        Current                                                                    66,857,128        96.05%
        31-60 Days Past Due                                                         1,667,723         2.40%
        61-90 Days Past Due                                                           543,133         0.78%
        91+ Days Past Due                                                             541,150         0.78%
                                                                                   ----------       ------

        Total                                                                      69,609,133       100.00%


        Certificate Factors

        Class A Notes                                                             1.000000000
        Class B-1 Notes                                                           1.000000000
        Class B-2 Notes                                                           1.000000000


        Substitution Limits [Section 7]

        ADCPB as of Cut-Off Date                                                72,024,443.60
        Maximum Substitution (10% of Initial)                                    7,202,444.36
        Maximum Substitution for Defaulted Contracts (5% of Initial)             3,601,222.18

        Prior month Cumulative ADCPB Substituted                                   710,121.59
        Current month ADCPB Substituted                                            335,893.35
        Cumulative ADCPB Substituted                                             1,046,014.94

        Prior month Cumulative ADCPB Substituted for Defaulted Contracts           330,140.28
        Current month ADCPB Substituted Defaulted Contracts                        178,477.09
        Cumulative ADCPB Substituted for Defaulted Contracts                       508,617.37


        Portfolio Prepayment Statistics

        Prior month Cumulative ADCPB prepaid                                       710,121.59
        Current month ADCPB prepaid                                                335,893.35
        Cumulative ADCPB prepaid                                                 1,046,014.94

        Prior month Cumulative ADCPB Defaulted                                     330,140.28
        Current month ADCPB Defaulted                                              178,477.09
        Cumulative ADCPB Defaulted                                                 508,617.37

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-------------------------------------------------------------------------------

FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 4/1/97


--------------------------------------------------------------------------------


BEGINNING ACCOUNT BALANCES                                                             189,170.04

LOCKBOX ACCOUNT
     Transfer of prior period Payments not yet transferred to Collection Account       (89,021.62)
     Transfer of prior period Excluded Amounts not yet transferred                     (34,314.37)
     Collections Received [5.02 (b)(d)]                                              2,800,622.84
     Excluded Amounts [5.02 (d)][Definition]                                         (1,151,538.19)
     Collections on Deposit due Collection Account [5.02 (d)]                        (1,193,531.47)

     Ending Balance @ 4/1/97                                                           521,387.23


COLLECTION ACCOUNT
     BEGINNING BALANCE @ 3/1/97                                                                            1,011,512.04

     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED 3/1/97
     Add:  Servicer Advance                                                                                1,025,135.19
     Add:  Payments due Collection Account from last 2 business days prior period                             89,021.62
     Add:  Payments due Collection Account from  prior period                                                      0.00
     Add:  Add'l transfers                                                                                         0.00
     Add: Amounts to Collection Acct from Security deposit account                                                 0.00
     Less: Total distributions on 3/10/97                                                                 (2,125,668.85)
     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED 4/1/97
     Aggregate Amount of Actual Payments [6.01 b (i)]                                                      1,164,699.91
     Add: Servicer Advances [5.03][6.01 b (ii)]                                                                    0.00
     Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01 b (iii)]                0.00
     Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                                           0.00
     Add: Any Investment Earnings [6.01 b (v)]                                                                 2,958.18
     Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                                     0.00
     Add: Amount Payable to Class A Certificate holders under 6.04 d [6.01 b(vii)]                                 0.00
     Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                            0.00
     Add: Security Deposits Related to Prepayment                                                                  0.00
     Add: Offset Amount as Provided by 5.12 [6.01 c]                                                               0.00
     Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                            0.00
     Less: Amounts Servicer Advanced but deems uncollectible [6.01 d]                                              0.00
     Less: Payments due Collection Acct. from last 2 business days in calendar mo                                  0.00

     Ending Balance @ 3/31/97 and 4/1/97                                                                   1,167,658.09

     Add: Servicer Advances to be deposited on Determination Date                                          1,070,172.62
     Add:Payments due Collection Acct from last  2 business days                                             319,659.21
     Add: Payments not yet transferred to the Collection Account                                                   0.00
     Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                                     0.00

     Adjusted Collection Account Balance                                                                   2,557,489.92

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-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 4/1/97



SECURITY DEPOSIT ACCOUNT
------------------------
     Beginning  Balance                                                                             0.00
     Add: Balance deposited on closing date                                                         0.00
     Add: Security Deposits [6.02 b]                                                                0.00
     Less: Amounts to Collection Account [6.02 c]                                                   0.00
     Add:  Investment Earnings                                                                      0.00
                                                                                                    ----

     Ending Balance @ 3/31/97                                                                       0.00

     Less: Amounts to Collection Account [6.02 c]                                                   0.00

     Adjusted Security Deposit  Account Balance                                                     0.00


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT


     Beginning Balance
     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]              0.00
     Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                             0.00
     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]             0.00

     Ending Balance @ 3/31/97                                                                                  0.00

     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]      2,156,321.60

     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]    (2,156,321.60)
                                                                                                      -------------
     Adjusted New Transferred Property Funding Account Balance                                                 0.00


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-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 4/1/97



AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                                      2,557,489.92

DISBURSEMENTS FROM COLLECTION ACCOUNT (PRIOR TO INITIAL AMORTIZATION DATE]

     (i)    Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 b (i)]                0.00

     (ii)   Indemnity payments paid inadvertently dep in Collection Account [6.06 b (ii)]            0.00

     (iii)  Aggregate of: [6.06 b (iii)]
            (A) Unreimbursed Servicer Advances from current collection period                        0.00
            (B) Unreimbursed Servicer Advances from prior collection period                          0.00
            (C) Servicing Charges inadvertently deposited in Collection Account                      0.00

     (iv)   Current and unpaid Servicing Fees                                                   30,010.26

     (v)    Current and unpaid Back-up Servicing Fees [6.06 b (iv)]                              1,200.41

     (vi)   Premium Amount due on Payment Date and unpaid Premiums [6.06 b (v)]                 12,676.00

     (vii)  Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 b (vi)]                  291.67

     (viii) Class A Certificate Interest and Overdue Class A Interest [6.06 b (vii)]           332,224.75

     (ix)   Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 b (viii)]       12,622.28

     (x)    Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 b (ix)]         12,334.19

     (xi)   Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (x)        0.00

     (xii)  Any amounts due Servicer under 9.03 [6.06 b (xi)]                                        0.00

     (xiii) To the Servicer Security Deposit Refund under 6.02C                                      0.00

     (ix)   To the depositor the lesser of Base Principal Amount or ADCPB new Contracts      2,156,130.36
            transferred to the Trust, [6.06 b (xii)]

            If less than the Base Principal Amount, the remainder to the New
            Transferred Property Funding Account [6.06 b (xii)]                                      0.00

     (x)    To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]             0.00


Reviewed By:



----------------------------------------------------------
Craig M. Spencer
Senior VP and Chief Accounting Officer

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-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 4/1/97
DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)


     (i)    Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                                      0.00

     (ii)   Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                                  0.00

     (iii)  Aggregate of: [6.06 c (iii)]
            (A)    Unreimbursed Servicer Advances from prior periods                                                       0.00
            (B)    Servicer Fee and unpaid Servicer Fee                                                                    0.00
            (C)    Servicing Charges inadvertently deposited in Collection Account                                         0.00

     (iv)   Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                                        0.00

     (v)    Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                                            0.00

     (vi)   Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                                          0.00

     (vii)  Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                                       0.00

     (viii) Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                                  0.00

     (ix)   Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                                    0.00

     (x)    Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]                         0.00

     (xi)   Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]                            0.00

     (xii)  Class B-1 Base  Principal Distribution Amount and Overdue Class B-1 Principal [6.06 c (xii)]                   0.00
            provided no restricting event exists

     (xiii) Class B-2 Base  Principal Distribution Amount and Overdue Class B-2 Principal [6.06 c (xiii)]                  0.00
            provided no restricting event or issuer restricting event exists

     (xiv)  Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                             0.00

     (xv)   Prepayments optionally transferred to collection account and disbursed in                                      0.00
            consideration of the transfer of New Transferred Property not in excess of
            $5,000,000 [6.06 c (xv)]

     (xvi)  To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                                   0.00


Reviewed By:



----------------------------------------------------------
Craig M. Spencer
Senior VP and Chief Accounting Officer

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--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICE CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 5/1/97

ADCPB Balance
Prior Month ADCPB                                                 72,024,814.34
Initial ADCPB                                                     72,024,443.60
Current Month ADCPB (Before addition of New Property)             70,145,703.99
Base Principal Amount (Prior - Current)                            1,879,110.35
Add:  ADCPB of New Transferred Property                            1,879,137.38
Ending ADCPB (Current + ADCPB of New Property)                    72,024,841.37

CLASS A INTEREST SCHEDULE

     Prior Month Class A Principal Balance                        63,381,510.00
     Class A Certificate Rate                                              6.29%
     One twelfth of Class A Certificate Rate                               0.52%
     Class A Certificate Interest                                    332,224.75
     Prior Month Class A Overdue Interest                                  0.00

     Class A Interest Due                                            332,224.75
     Class A Interest Paid                                           332,224.75

     Current Month Class A Overdue Interest                                0.00

CLASS A PRINCIPAL SCHEDULE

     Prior Month Class A Principal Balance                        63,381,510.00
     Class A Percentage                                                   88.00%
     Base Principal Amount                                         1,879,110.35
     Class A Base Principal Distribution Amount                            0.00
     Prior Month Class A Overdue Principal                                 0.00
     Total A Note Principal Due                                            0.00

     Class A Principal Paid                                                0.00

     Class A Overdue Principal                                             0.00

     Current Month Class A Principal Balance                      63,381,510.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICE CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 5/1/97


CLASS B-1 INTEREST SCHEDULE

     Prior Month Class B-1 Principal Balance                       2,160,733.00
     Class B-1 Certificate Rate                                            7.01%
     One twelfth of Class B-1 Certificate Rate                             0.58%
     Class B-1 Certificate Interest                                   12,622.28
     Prior Month Class B-1 Overdue Interest                                0.00

     Class B-1 Interest Due                                           12,622.28
     Class B-1 Interest Paid                                          12,622.28

     Current Month Class B-1 Overdue Interest                              0.00

CLASS B-1 PRINCIPAL SCHEDULE

     Prior Month Class B-1 Principal Balance                       2,160,733.00
     Class B-1 Percentage                                                  3.00%
     Base Principal Amount                                         1,879,110.35
     Class B-1 Base Principal Distribution Amount                          0.00
     Prior Month B-1 Overdue Principal                                     0.00
     Total B-1 Note Principal Due                                          0.00
                                                                           ----

     Class B-1 Principal Paid                                              0.00


     Class B-1 Overdue Principal                                           0.00

     Current Month Class B-1 Principal Balance                     2,160,733.00

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--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICE CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 5/1/97


CLASS B-2 INTEREST SCHEDULE

     Prior Month Class B-2 Principal Balance                       1,800,611.00
     Class B-2 Certificate Rate                                            8.22%
     One twelfth of Class B-2 Certificate Rate                             0.69%
     Class B-2 Certificate Interest                                   12,334.19
     Prior Month Class B-2 Overdue Interest                                0.00

     Class B-2 Interest Due                                           12,334.19
     Class B-2 Interest Paid                                          12,334.19

     Current Month Class B-2 Overdue Interest                              0.00

CLASS B-2 PRINCIPAL SCHEDULE

     Prior Month Class B-2 Principal Balance                       1,800,611.00
     Class B-2 Percentage                                                  2.50%
     Base Principal Amount                                         1,879,110.35
     Class B-2 Base Principal Distribution Amount                          0.00
     Prior Month B-1 Overdue Principal                                     0.00
     Total B-1 Note Principal Due                                          0.00

     Class B-2 Principal Paid                                              0.00

     Class B-2 Overdue Principal                                           0.00

     Current Month Class B-2 Principal Balance                     1,800,611.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2

FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICE CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 5/1/97


SERVICING FEE SCHEDULE

     Prior Month ADCPB                                               72,024,814
     Service Fee Rate                                                    0.5000%
     One-twelfth                                                         0.0417%
     Service Fee                                                      30,010.34

     Prior Service Fee Arrearage                                           0.00
     Service Fee Due                                                  30,010.34

     Service Fee Paid                                                 30,010.34

     Current Servicing Fee Arrearage                                       0.00

BACK-UP SERVICING FEE SCHEDULE

     Prior Month ADCPB                                               72,024,814
     Back-Up Service Fee Rate                                            0.0200%
     One-twelfth                                                         0.0017%
     Back-up Service Fee                                               1,200.41

     Prior Back-Up Service Fee Arrearage                                   0.00
     Total Back-Up Service Fee Due                                     1,200.41

     Back-Up Service Fee Paid                                          1,200.41

     Current Back-Up Servicing Fee Arrearage                               0.00


TRUSTEE FEE SCHEDULE

     Trustee Fee                                                         291.67

     Prior Trustee Fee Arrearage                                           0.00
     Total Trustee Fee Due                                               291.67

     Trustee Fee Paid                                                    291.67

     Current Trustee Fee Arrearage                                         0.00


CERTIFICATE PREMIUM SCHEDULE

     Class A Certificate Principal Balance                        63,381,510.00
     Premium Rate                                                        0.0200%
     Prior Premium Arrearage                                               0.00
     Premium Amount Due                                               12,676.00

     Premium Amount Paid                                              12,676.00

     Current Premium Arrearage                                             0.00

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--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICE CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 5/1/97

Early Amortization Events

(a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
     10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

(c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

(e) Judgments or orders in respect of money (other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstated on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

(h)  A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

(i)  A Delinquency Trigger Event has occur and is continuing; or

(j)  An Event of Servicing Termination has been declared; or [10.01 (j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

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--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICE CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 5/1/97

RESTRICTING EVENT CALCULATIONS

     (a)  Event of Service Termination (Yes/No)                         No
                                                                   -------------

     (b)  Certificate Insurer makes an Insured Payment                  No
                                                                   -------------

     (a)  Gross Charge-Off Event (Yes/No)                               No
                                                                   -------------

     (b)  Delinquency Trigger Event                                     No
                                                                   -------------

Events of Service Termination

(i) Any failure by the Service to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Service Report, As to which the remedy is set forth in section
       11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)   Any failure by the Service to submit a Monthly Statement pursuant to
       Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Service of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Service shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Service duly to observe or perform in any material respect any other covenants or agreements of the Service set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Service set forth in
       Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier to occur of(x) the date on which written notice of such failure or breach, requiring the situation giving rise to such failure or breach to be remedied, shall have been given to a Servicing Officer of the Service or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01
       (a)(iii)]

(iv) The Service shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Service is generally not paying its debts as they come due or the Service shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Service shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Service shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Service, a custodian, receiver, trustee or liquidator (or other similar official) of the Service, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstated or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against he Service in a proceeding under applicable bankruptcy laws or thee insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Service, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstated or undeterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Service to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Service is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

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MONTHLY SERVICE CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 5/1/97


GROSS CHARGE-OFFS GREATER THAN OR EQUAL TO 160 AND ACCOUNTS BOUGHT BACK BY
SOURCE)

                       Gross                            Gross                       Monthly
                      Defaults         Recoveries    Charge-Offs       ADCPB      Charge-Offs
                      --------         ----------    -----------       -----      -----------
2 months prior        209,096           209,096           0         69,811,709       0.00%
1 month prior         178,477           178,477           0         69,609,133       0.00%
Current               258,895           258,895           0         70,218,555       0.00%


                Gross Charge-Off Ratio:                                              0.00%
                Maximum Charge-Off Ratio:                                            2.50%

30+ DELINQUENCIES

                                                             Monthly
                       Delinquencies           ADCPB      Delinquencies
                       -------------           -----      -------------
2 months prior           2,875,843           69,811,709          4.12%
1 month prior            2,752,006           69,609,133          3.95%
Current month            2,928,006           70,218,555          4.17%

                Delinquency Ratio:                               4.08%
                Maximum Delinquency Ratio:                       7.00%

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICE CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 5/1/97
ISSUER RESTRICTING EVENT CALCULATIONS

     (a)  Gross Defaults (LESS THAN OR EQUAL TO 180)                 No
                                                                   -------------

     (b)  Issuer Delinquency Trigger Ratio                              No
                                                                   -------------


GROSS DEFAULTS (LESS THAN OR EQUAL 180)

                                                                          Monthly
                              Gross Defaults           ADCPB            Charge-Offs
                              --------------           -----            -----------
          Current                  9,714               70,218,555          0.01%


                 i  A       Subordinated Percentage                        9.00%
                    B       WAL of Remaining Leases                        2.14
                ii          Two
                            Ratio (i/ii)                                   2.10%

ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)

                                                                      Monthly
                           Delinquencies             ADCPB        Delinquencies
                           -------------             -----        -------------
2 months prior                570,118             69,811,709          0.82%
1 month prior                 541,150             69,609,133          0.78%
Current month                 448,919             70,218,555          0.64%


                Issuer Delinquency Trigger Ratio:                     0.74%
                Maximum Ratio Allowed:                                2.50%

EARLY AMORTIZATION EVENT

     (1)  Is Subordinate Interest less than 8.86% of ADCPB?          No
                                                                ------------

     (2)  Has a Gross Charge-Off Event Occurred?                     No
                                                                ------------

     (3)  Has a Delinquency Event Occurred?                          No
                                                                ------------

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FOR THE COLLECTION PERIOD ENDING 5/1/97

Aging/Delinquency Statistics

                                                                                        % of
                                                                          ADCPB         Total
Current                                                                  67,290,549     95.83%
31-60 Days Past Due                                                       1,740,123      2.48%
61-90 Days Past Due                                                         738,964      1.05%
91+ Days Past Due                                                           448,919      0.64%
                                                                    ---------------    ------

Total                                                                    70,218,555    100.00%


Certificate Factors

Class A Notes                                                           1.000000000
Class B-1 Notes                                                         1.000000000
Class B-2 Notes                                                         1.000000000


Substitution Limits [Section 7]

ADCPB as of Cut-Off Date                                              72,024,443.60
Maximum Substitution (10% of Initial)                                  7,202,444.36
Maximum Substitution for Defaulted Contracts (5% of Initial)           3,601,222.18

Prior month Cumulative ADCPB Substituted                               1,046,014.94
Current month ADCPB Substituted                                          527,952.09
Cumulative ADCPB Substituted                                           1,573,967.03

Prior month Cumulative ADCPB Substituted for Defaulted Contracts         508,617.37
Current month ADCPB Substituted Defaulted Contracts                      258,895.17
Cumulative ADCPB Substituted for Defaulted Contracts                     767,512.54


Portfolio Prepayment Statistics

Prior month Cumulative ADCPB prepaid                                   1,046,014.94
Current month ADCPB prepaid                                              527,952.09
Cumulative ADCPB prepaid                                               1,573,967.03

Prior month Cumulative ADCPB Defaulted                                   508,617.37
Current month ADCPB Defaulted                                            258,895.17
Cumulative ADCPB Defaulted                                               767,512.54

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICE CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 5/1/97

--------------------------------------------------------------------------------

BEGINNING ACCOUNT BALANCES                                                          521,387.23

LOCKBOX ACCOUNT
     Transfer of prior period Payments not yet transferred to
       Collection Account                                                          (319,659.21)
     Transfer of prior period Excluded Amounts not yet transferred                  (61,842.82)
     Collections Received [5.02 (b)(d)]                                           2,236,611.73
     Excluded Amounts [5.02 (d)][Definition]                                       (815,770.41)
     Collections on Deposit due Collection Account [5.02 (d)]                    (1,237,808.10)

     Ending Balance @ 5/1/97                                                        322,918.42

COLLECTION ACCOUNT
     BEGINNING BALANCE @ 4/1/97                                                                        1,167,658.09

     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED 4/1/97
     Add:  Service Advance                                                                             1,070,172.62
     Add:  Payments due Collection Account from last 2 business days prior period                        319,659.21
     Add:  Payments due Collection Account from  prior period                                                  0.00
     Add:  Add'l transfers                                                                                     0.00
     Add: Amounts to Collection Acct from Security deposit account                                             0.00
     Less: Total distributions on 4/10/97                                                             (2,557,489.92)
     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED 5/1/97
     Aggregate Amount of Actual Payments [6.01 b (i)]                                                  1,361,385.01
     Add: Service Advances [5.03][6.01 b (ii)]                                                                 0.00
     Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01 b (iii)]            0.00
     Add: Reconveyance Amounts by Service [6.01 b (iv)]                                                        0.00
     Add: Any Investment Earnings [6.01 b (v)]                                                             3,803.47
     Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                                 0.00
     Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                              0.00
     Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                        0.00
     Add: Security Deposits Related to Prepayment                                                              0.00
     Add: Offset Amount as Provided by 5.12 [6.01 c]                                                           0.00
     Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                        0.00
     Less: Amounts Service Advanced but deems uncollectible [6.01 d]                                           0.00
     Less: Payments due Collection Acct. from last 2 business days in calendar mo                              0.00

     Ending Balance @ 4/30/97 and 5/1/97                                                               1,365,188.48

     Add: Service Advances to be deposited on Determination Date                                         847,027.49
     Add: Payments due Collection Acct from last  2 business days                                        150,304.78
     Add: Payments not yet transferred to the Collection Account                                               0.00
     Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                                 0.00

     Adjusted Collection Account Balance                                                               2,362,520.75

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICE CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 5/1/97

SECURITY DEPOSIT ACCOUNT

     Beginning  Balance                                                                                       0.00
     Add: Balance deposited on closing date                                                                   0.00
     Add: Security Deposits [6.02 b]                                                                          0.00
     Less: Amounts to Collection Account [6.02 c]                                                             0.00
     Add:  Investment Earnings                                                                                0.00
                                                                                                      ------------

     Ending Balance @ 4/30/97                                                                                 0.00

     Less: Amounts to Collection Account [6.02 c]                                                             0.00

     Adjusted Security Deposit  Account Balance                                                               0.00


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT


     Beginning Balance                                                                                        0.00

     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]             0.00
     Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                            0.00
     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]            0.00
                                                                                                      ------------

     Ending Balance @ 4/30/97                                                                                 0.00

     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]     1,879,137.38

     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]   (1,879,137.38)
                                                                                                      ------------

     Adjusted New Transferred Property Funding Account Balance                                                0.00

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICE CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 5/1/97

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                                    2,362,520.75

DISBURSEMENTS FROM COLLECTION ACCOUNT (PRIOR TO INITIAL AMORTIZATION DATE]

     (i) Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 b (i)]                 0.00

     (ii) Indemnity payments paid inadvertently dep in Collection Account [6.06 b (ii)]            0.00

     (iii) Aggregate of: [6.06 b (iii)]
            (A) Unreimbursed Service Advances from current collection period                       0.00
            (B) Unreimbursed Service Advances from prior collection period                         0.00
            (C) Servicing Charges inadvertently deposited in Collection Account                    0.00

     (iv) Current and unpaid Servicing Fees                                                   30,010.34

     (v) Current and unpaid Back-up Servicing Fees [6.06 b (iv)]                               1,200.41

     (vi) Premium Amount due on Payment Date and unpaid Premiums [6.06 b (v)]                 12,676.00

     (vii) Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 b (vi)]                 291.67

     (viii) Class A Certificate Interest and Overdue Class A Interest [6.06 b (vii)]         332,224.75

     (ix) Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 b
          (viii)]                                                                             12,622.28

     (x) Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 b
         (ix)]                                                                                12,334.19

     (xi) Certificate Insurer Reimbursement Amount, if any, due on Payment Date
          [6.06 b (x)]                                                                             0.00

     (xii) Any amounts due Service under 9.03 [6.06 b (xi)]                                        0.00

     (xiii) To the Service Security Deposit Refund under 6.02C                                     0.00

     (ix) To the depositor the lesser of Base Principal Amount or ADCPB new
          Contracts transferred to the Trust, [6.06 b (xii)]                               1,879,110.35

          If less than the Base Principal Amount, the remainder to the New
          Transferred Property Funding Account [6.06 b (xii)]                                      0.00

     (x) To the Holder of the Trust Certificate any remaining amounts [6.06 b
         (xiii)]                                                                              82,050.76


Reviewed By:



--------------------------------------------------------------------
Craig M. Spencer
Senior VP and Chief Accounting Officer

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MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 6/1/97



ADCPB BALANCE

Prior Month ADCPB                                                72,024,841.37
Initial ADCPB                                                    72,024,443.60
Current Month ADCPB (Before addition of New Property)            70,203,759.03
Base Principal Amount (Prior - Current)                           1,821,082.34
Add:  ADCPB of New Transferred Property                           1,821,166.74
Ending ADCPB (Current + ADCPB of New Property)                   72,024,925.77

CLASS A INTEREST SCHEDULE

     Prior Month Class A Principal Balance                       63,381,510.00
     Class A Certificate Rate                                             6.29%
     One twelfth of Class A Certificate Rate                              0.52%
     Class A Certificate Interest                                   332,224.75
     Prior Month Class A Overdue Interest                                 0.00

     Class A Interest Due                                           332,224.75
     Class A Interest Paid                                          332,224.75

     Current Month Class A Overdue Interest                               0.00

CLASS A PRINCIPAL SCHEDULE

     Prior Month Class A Principal Balance                       63,381,510.00
     Class A Percentage                                                  88.00%
     Base Principal Amount                                        1,821,082.34
     Class A Base Principal Distribution Amount                           0.00
     Prior Month Class A Overdue Principal                                0.00
     Total A Note Principal Due                                           0.00

     Class A Principal Paid                                               0.00

     Class A Overdue Principal                                            0.00
                                                                          ----

     Current Month Class A Principal Balance                     63,381,510.00

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FOR THE COLLECTION PERIOD ENDING 6/1/97



CLASS B-1 INTEREST SCHEDULE

     Prior Month Class B-1 Principal Balance                2,160,733.00
     Class B-1 Certificate Rate                                     7.01%
     One twelfth of Class B-1 Certificate Rate                      0.58%
     Class B-1 Certificate Interest                            12,622.28
     Prior Month Class B-1 Overdue Interest                         0.00

     Class B-1 Interest Due                                    12,622.28
     Class B-1 Interest Paid                                   12,622.28

     Current Month Class B-1 Overdue Interest                       0.00

CLASS B-1 PRINCIPAL SCHEDULE

     Prior Month Class B-1 Principal Balance                2,160,733.00
     Class B-1 Percentage                                           3.00%
     Base Principal Amount                                  1,821,082.34
     Class B-1 Base Principal Distribution Amount                   0.00
     Prior Month B-1 Overdue Principal                              0.00
     Total B-1 Note Principal Due                                   0.00
                                                                    ----

     Class B-1 Principal Paid                                       0.00


     Class B-1 Overdue Principal                                    0.00

     Current Month Class B-1 Principal Balance              2,160,733.00

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FOR THE COLLECTION PERIOD ENDING 6/1/97


CLASS B-2 INTEREST SCHEDULE

     Prior Month Class B-2 Principal Balance                1,800,611.00
     Class B-2 Certificate Rate                                     8.22%
     One twelfth of Class B-2 Certificate Rate                      0.69%
     Class B-2 Certificate Interest                            12,334.19
     Prior Month Class B-2 Overdue Interest                         0.00

     Class B-2 Interest Due                                    12,334.19
     Class B-2 Interest Paid                                   12,334.19

     Current Month Class B-2 Overdue Interest                       0.00

CLASS B-2 PRINCIPAL SCHEDULE

     Prior Month Class B-2 Principal Balance                1,800,611.00
     Class B-2 Percentage                                           2.50%
     Base Principal Amount                                  1,821,082.34
     Class B-2 Base Principal Distribution Amount                   0.00
     Prior Month B-1 Overdue Principal                              0.00
     Total B-1 Note Principal Due                                   0.00

     Class B-2 Principal Paid                                       0.00

     Class B-2 Overdue Principal                                    0.00

     Current Month Class B-2 Principal Balance              1,800,611.00

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FOR THE COLLECTION PERIOD ENDING 6/1/97


SERVICING FEE SCHEDULE

     Prior Month ADCPB                                           72,024,841
     Servicer Fee Rate                                               0.5000%
     One-twelfth                                                     0.0417%
     Servicer Fee                                                 30,010.35

     Prior Servicer Fee Arrearage                                      0.00
     Servicer Fee Due                                             30,010.35

     Servicer Fee Paid                                            30,010.35

     Current Servicing Fee Arrearage                                   0.00

BACK-UP SERVICING FEE SCHEDULE

     Prior Month ADCPB                                           72,024,841
     Back-Up Servicer Fee Rate                                       0.0200%
     One-twelfth                                                     0.0017%
     Back-up Servicer Fee                                          1,200.41

     Prior Back-Up Servicer Fee Arrearage                              0.00
     Total Back-Up Servicer Fee Due                                1,200.41

     Back-Up Servicer Fee Paid                                     1,200.41

     Current Back-Up Servicing Fee Arrearage                           0.00

TRUSTEE FEE SCHEDULE

     Trustee Fee                                                     291.67

     Prior Trustee Fee Arrearage                                       0.00
     Total Trustee Fee Due                                           291.67

     Trustee Fee Paid                                                291.67

     Current Trustee Fee Arrearage                                     0.00

CERTIFICATE PREMIUM SCHEDULE

     Class A Certificate Principal Balance                    63,381,510.00
     Premium Rate                                                    0.0200%
     Prior Premium Arrearage                                           0.00
     Premium Amount Due                                           12,676.00

     Premium Amount Paid                                          12,676.00

     Current Premium Arrearage                                         0.00

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 6/1/97

Early Amortization Events

(a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
       10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

(c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

(e) Judgments or orders in respect of money (other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

(h)    A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

(i)    A Delinquency Trigger Event has occurred and is continuing; or

(j)    An Event of Servicing Termination has been declared; or [10.01 (j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

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FOR THE COLLECTION PERIOD ENDING 6/1/97

RESTRICTING EVENT CALCULATIONS

      (a)  Event of Servicer Termination (Yes/No)                     No
                                                                 -------------

      (b)  Certificate Insurer makes an Insured Payment               No
                                                                 -------------

      (a)  Gross Charge-Off Event (Yes/No)                            No
                                                                 -------------

      (b)  Delinquency Trigger Event                                  No
                                                                 -------------

Events of Servicer Termination

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
       11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)   Any failure by the Servicer to submit a Monthly Statement pursuant to
       Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in
       Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificatesholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier to occur of(x) the date on which written notice of such failure or breach, requiring the situation giving rise to such failure or breach to be remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01
       (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property,or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdication, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

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FOR THE COLLECTION PERIOD ENDING 6/1/97


GROSS CHARGE-OFFS (>=160 AND ACCOUNTS BOUGHT BACK BY SOURCE)



                         Gross                            Gross                        Monthly
                        Defaults       Recoveries      Charge-Offs     ADCPB          Charge-Offs
                        --------       ----------      -----------     -----          -----------

2 months prior          178,477          178,477            0        69,609,133           0.00%
1 month prior           258,895          258,895            0        70,218,555           0.00%
Current                 200,442          200,442            0        70,128,406           0.00%


                Gross Charge-Off Ratio:                                                   0.00%
                Maximum Charge-Off Ratio:                                                 2.50%





30+ DELINQUENCIES
                                                                              Monthly
                     Delinquencies          ADCPB                          Delinquencies
                     -------------          -----                          -------------
2 months prior        2,752,006           69,609,133                          3.95%
1 month prior         2,928,006           70,218,555                          4.17%
Current month         2,582,403           70,128,406                          3.68%

                Delinquency Ratio:                                            3.94%
                Maximum Delinquency Ratio:                                    7.00%

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FOR THE COLLECTION PERIOD ENDING 6/1/97

ISSUER RESTRICTING EVENT CALCULATIONS

      (a)  Gross Defaults (>=180)                                       No
                                                                   -------------

      (b)  Issuer Delinquency Trigger Ratio                             No
                                                                   -------------


GROSS DEFAULTS (>=180)


                                                                         Monthly
                              Gross Defaults          ADCPB             Charge-Offs
                              --------------          -----             -----------
           Current                  59,898           70,128,406             0.09%


                 i A       Subordinated Percentage                          9.00%
                   B       WAL of Remaining Leases                          2.14
                ii         Two
                           Ratio (i/ii)                                     2.10%



ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)


                                                                            Monthly
                                Delinquencies          ADCPB             Delinquencies
                                -------------          -----             -------------
           2 months prior          541,150           69,609,133             0.78%
           1 month prior           448,919           70,218,555             0.64%
           Current month           731,450           70,128,406             1.04%


                           Issuer Delinquency Trigger Ratio:                0.82%
                           Maximum Ratio Allowed:                           2.50%



EARLY AMORTIZATION EVENT

      (1)  Is Subordinate Interest less than 8.86% of ADCPB?         No
                                                                --------------

      (2)  Has a Gross Charge-Off Event Occurred?                    No
                                                                --------------

      (3)  Has a Delinquency Event Occurred?                         No
                                                                --------------

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FOR THE COLLECTION PERIOD ENDING 6/1/97



        AGING/DELINQUENCY STATISTICS
                                                                                                 % of
                                                                                  ADCPB          Total
        Current                                                                67,546,003        96.32%
        31-60 Days Past Due                                                     1,316,411         1.88%
        61-90 Days Past Due                                                       534,541         0.76%
        91+ Days Past Due                                                         731,450         1.04%
                                                                               ----------       ------

        Total                                                                  70,128,406       100.00%


        CERTIFICATE FACTORS

        Class A Notes                                                         1.000000000
        Class B-1 Notes                                                       1.000000000
        Class B-2 Notes                                                       1.000000000


        SUBSTITUTION LIMITS [SECTION 7]

        ADCPB as of Cut-Off Date                                            72,024,443.60
        Maximum Substitution (10% of Initial)                                7,202,444.36
        Maximum Substitution for Defaulted Contracts (5% of Initial)         3,601,222.18

        Prior month Cumulative ADCPB Substituted                             1,573,967.03
        Current month ADCPB Substituted                                        452,351.81
        Cumulative ADCPB Substituted                                         2,026,318.84

        Prior month Cumulative ADCPB Substituted for Defaulted Contracts       767,512.54
        Current month ADCPB Substituted Defaulted Contracts                    200,442.33
        Cumulative ADCPB Substituted for Defaulted Contracts                   967,954.87


        PORTFOLIO PREPAYMENT STATISTICS

        Prior month Cumulative ADCPB prepaid                                 1,573,967.03
        Current month ADCPB prepaid                                            452,351.81
        Cumulative ADCPB prepaid                                             2,026,318.84

        Prior month Cumulative ADCPB Defaulted                                 767,512.54
        Current month ADCPB Defaulted                                          200,442.33
        Cumulative ADCPB Defaulted                                             967,954.87

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MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 6/1/97


--------------------------------------------------------------------------------


BEGINNING ACCOUNT BALANCES                                                          322,918.42

LOCKBOX ACCOUNT
     Transfer of prior period Payments not yet transferred to Collection Account   (150,304.78)
     Transfer of prior period Excluded Amounts not yet transferred                  (38,501.82)
     Collections Received [5.02 (b)(d)]                                           2,352,963.68
     Excluded Amounts [5.02 (d)][Definition]                                       (902,077.55)
     Collections on Deposit due Collection Account [5.02 (d)]                    (1,315,561.37)

     Ending Balance @ 6/1/97                                                        269,436.58


COLLECTION ACCOUNT
     BEGINNING BALANCE @ 5/1/97                                                                    1,365,188.48

     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED 5/1/97
     Add:  Servicer Advance                                                                           847,027.49
     Add:  Payments due Collection Account from last 2 business days prior period                     150,304.78
     Add:  Payments due Collection Account from  prior period                                               0.00
     Add:  Add'l transfers                                                                                  0.00
     Add:  Amounts to Collection Acct from Security deposit account                                         0.00
     Less: Total distributions on 5/10/97                                                          (2,362,520.75)
     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED 6/1/97
     Aggregate Amount of Actual Payments [6.01 b (i)]                                               1,388,469.75
     Add:  Servicer Advances [5.03][6.01 b (ii)]                                                            0.00
     Add:  Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account
           [6.01 b (iii)]                                                                                   0.00
     Add:  Reconveyance Amounts by Servicer [6.01 b (iv)]                                                   0.00
     Add:  Any Investment Earnings [6.01 b (v)]                                                         4,588.57
     Add:  Deposits from New Transferred Property Funding Account [6.01 b (vi)]                             0.00
     Add:  Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                          0.00
     Add:  Advance Payments Due and Owing for Collection Period [6.01 c]                                    0.00
     Add:  Security Deposits Related to Prepayment                                                          0.00
     Add:  Offset Amount as Provided by 5.12 [6.01 c]                                                       0.00
     Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                     0.00
     Less: Amounts Servicer Advanced but deems uncollectible [6.01 d]                                       0.00
     Less: Payments due Collection Acct. from last 2 business days in calendar mo.                          0.00

     Ending Balance @ 5/31/97 and 6/1/97                                                            1,393,058.32

     Add: Servicer Advances to be deposited on Determination Date                                     948,933.90
     Add: Payments due Collection Acct from last  2 business days                                      89,317.58
     Add: Payments not yet transferred to the Collection Account                                            0.00
     Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                              0.00

     Adjusted Collection Account Balance                                                            2,431,309.80

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FOR THE COLLECTION PERIOD ENDING 6/1/97



SECURITY DEPOSIT ACCOUNT

     Beginning  Balance                                                                                    0.00
     Add:  Balance deposited on closing date                                                               0.00
     Add:  Security Deposits [6.02 b]                                                                      0.00
     Less: Amounts to Collection Account [6.02 c]                                                          0.00
     Add:  Investment Earnings                                                                             0.00
                                                                                                           ----

     Ending Balance @ 5/31/97                                                                              0.00

     Less: Amounts to Collection Account [6.02 c]                                                          0.00

     Adjusted Security Deposit  Account Balance                                                            0.00



NEW TRANSFERRED PROPERTY FUNDING ACCOUNT


     Beginning Balance                                                                                                0.00

     Add:  Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                    0.00
     Add:  Amount Transferred to New Transferred Property Funding Account [6.05 ii]                                   0.00
     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                    0.00
                                                                                                                      ----

     Ending Balance @ 5/31/97                                                                                         0.00

     Add:  Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]            1,821,166.74

     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]           (1,821,166.74)
                                                                                                             -------------

     Adjusted New Transferred Property Funding Account Balance                                                        0.00

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FOR THE COLLECTION PERIOD ENDING 6/1/97



AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                                  2,431,309.80


DISBURSEMENTS FROM COLLECTION ACCOUNT (PRIOR TO INITIAL AMORTIZATION DATE]

     (i)    Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 b (i)]            0.00

     (ii)   Indemnity payments paid inadvertently dep in Collection
            Account [6.06 b (ii)]                                                                0.00

     (iii)  Aggregate of: [6.06 b (iii)]
            (A)    Unreimbursed Servicer Advances from current collection period                 0.00
            (B)    Unreimbursed Servicer Advances from prior collection period                   0.00
            (C)    Servicing Charges inadvertently deposited in Collection Account               0.00

     (iv)   Current and unpaid Servicing Fees                                               30,010.35

     (v)    Current and unpaid Back-up Servicing Fees [6.06 b (iv)]                          1,200.41

     (vi)   Premium Amount due on Payment Date and unpaid Premiums [6.06 b (v)]             12,676.00

     (vii)  Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 b (vi)]              291.67

     (viii) Class A Certificate Interest and Overdue Class A Interest [6.06 b (vii)]       332,224.75

     (ix)   Class B-1 Certificate Interest and Overdue Class B-1 Interest
            [6.06 b (viii)]                                                                 12,622.28

     (x)    Class B-2 Certificate Interest and Overdue Class B-2 Interest
            [6.06 b (ix)]                                                                   12,334.19

     (xi)   Certificate Insurer Reimbursement Amount, if any, due on Payment Date
            [6.06 b (x)]                                                                         0.00

     (xii)  Any amounts due Servicer under 9.03 [6.06 b (xi)]                                    0.00

     (xiii) To the Servicer Security Deposit Refund under 6.02C                                  0.00

     (ix)   To the depositor the lesser of Base Principal Amount or ADCPB new            1,821,082.34
            Contracts transferred to the Trust, [6.06 b (xii)]

            If less than the Base Principal Amount, the remainder to the New                     0.00
            Transferred Property Funding Account [6.06 b (xii)]

     (x)    To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]   208,867.81


Received By:


---------------------------------------------
Craig M. Spencer
Senior VP and Chief Accounting Officer

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 7/1/97

ADCPB Balance

Prior Month ADCPB                                           72,024,841.37
Initial ADCPB                                               72,024,925.77
Current Month ADCPB (Before addition of New Property)       70,071,970.05
Base Principal Amount (Prior - Current)                      1,952,871.32
Add:  ADCPB of New Transferred Property                      1,952,875.49
Ending ADCPB (Current + ADCPB of New Property)              72,024,845.54

CLASS A INTEREST SCHEDULE

     Prior Month Class A Principal Balance                  63,381,510.00
     Class A Certificate Rate                                        6.29%
     One twelfth of Class A Certificate Rate                         0.52%
     Class A Certificate Interest                              332,224.75
     Prior Month Class A Overdue Interest                            0.00

     Class A Interest Due                                      332,224.75
     Class A Interest Paid                                     332,224.75

     Current Month Class A Overdue Interest                          0.00

CLASS A PRINCIPAL SCHEDULE

     Prior Month Class A Principal Balance                  63,381,510.00
     Class A Percentage                                             88.00%
     Base Principal Amount                                   1,952,871.32
     Class A Base Principal Distribution Amount                      0.00
     Prior Month Class A Overdue Principal                           0.00
     Total A Note Principal Due                                      0.00

     Class A Principal Paid                                          0.00

     Class A Overdue Principal                                       0.00

     Current Month Class A Principal Balance                63,381,510.00

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FOR THE COLLECTION PERIOD ENDING 7/1/97


CLASS B-1 INTEREST SCHEDULE

     Prior Month Class B-1 Principal Balance                 2,160,733.00
     Class B-1 Certificate Rate                                      7.01%
     One twelfth of Class B-1 Certificate Rate                       0.58%
     Class B-1 Certificate Interest                             12,622.28
     Prior Month Class B-1 Overdue Interest                          0.00

     Class B-1 Interest Due                                     12,622.28
     Class B-1 Interest Paid                                    12,622.28

     Current Month Class B-1 Overdue Interest                        0.00

CLASS B-1 PRINCIPAL SCHEDULE

     Prior Month Class B-1 Principal Balance                 2,160,733.00
     Class B-1 Percentage                                            3.00%
     Base Principal Amount                                   1,952,871.32
     Class B-1 Base Principal Distribution Amount                    0.00
     Prior Month B-1 Overdue Principal                               0.00
     Total B-1 Note Principal Due                                    0.00
                                                                     ----

     Class B-1 Principal Paid                                        0.00


     Class B-1 Overdue Principal                                     0.00

     Current Month Class B-1 Principal Balance               2,160,733.00

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FOR THE COLLECTION PERIOD ENDING 7/1/97


CLASS B-2 INTEREST SCHEDULE

     Prior Month Class B-2 Principal Balance                 1,800,611.00
     Class B-2 Certificate Rate                                      8.22%
     One twelfth of Class B-2 Certificate Rate                       0.69%
     Class B-2 Certificate Interest                             12,334.19
     Prior Month Class B-2 Overdue Interest                          0.00

     Class B-2 Interest Due                                     12,334.19
     Class B-2 Interest Paid                                    12,334.19

     Current Month Class B-2 Overdue Interest                        0.00

CLASS B-2 PRINCIPAL SCHEDULE

     Prior Month Class B-2 Principal Balance                 1,800,611.00
     Class B-2 Percentage                                            2.50%
     Base Principal Amount                                   1,952,871.32
     Class B-2 Base Principal Distribution Amount                    0.00
     Prior Month B-1 Overdue Principal                               0.00
     Total B-1 Note Principal Due                                    0.00

     Class B-2 Principal Paid                                        0.00

     Class B-2 Overdue Principal                                     0.00

     Current Month Class B-2 Principal Balance               1,800,611.00

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FOR THE COLLECTION PERIOD ENDING 7/1/97


SERVICING FEE SCHEDULE

     Prior Month ADCPB                                     72,024,841
     Servicer Fee Rate                                         0.5000%
     One-twelfth                                               0.0417%
     Servicer Fee                                           30,010.35

     Prior Servicer Fee Arrearage                                0.00
     Servicer Fee Due                                       30,010.35

     Servicer Fee Paid                                      30,010.35

     Current Servicing Fee Arrearage                             0.00

BACK-UP SERVICING FEE SCHEDULE

     Prior Month ADCPB                                     72,024,841
     Back-Up Servicer Fee Rate                                 0.0200%
     One-twelfth                                               0.0017%
     Back-up Servicer Fee                                    1,200.41

     Prior Back-Up Servicer Fee Arrearage                        0.00
     Total Back-Up Servicer Fee Due                          1,200.41

     Back-Up Servicer Fee Paid                               1,200.41

     Current Back-Up Servicing Fee Arrearage                     0.00


TRUSTEE FEE SCHEDULE

     Trustee Fee                                               291.67

     Prior Trustee Fee Arrearage                                 0.00
     Total Trustee Fee Due                                     291.67

     Trustee Fee Paid                                          291.67

     Current Trustee Fee Arrearage                               0.00


CERTIFICATE PREMIUM SCHEDULE

     Class A Certificate Principal Balance              63,381,510.00
     Premium Rate                                              0.0200%
     Prior Premium Arrearage                                     0.00
     Premium Amount Due                                     12,676.00

     Premium Amount Paid                                    12,676.00

     Current Premium Arrearage                                   0.00

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FIRST SIERRA RECEIVABLES INC.
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FOR THE COLLECTION PERIOD ENDING 7/1/97

Early Amortization Events

     (a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

     (b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section 10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

     (c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

     (d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

     (e) Judgments or orders in respect of money (other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

     (f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

     (g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

     (h) A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

     (i) A Delinquency Trigger Event has occurred and is continuing; or

     (j) An Event of Servicing Termination has been declared; or [10.01 (j)]

     (k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 7/1/97

RESTRICTING EVENT CALCULATIONS

     (a) Event of Servicer Termination (Yes/No)           No
                                                       -----------

     (b) Certificate Insurer makes an Insured Payment     No
                                                       -----------

     (a) Gross Charge-Off Event (Yes/No)                  No
                                                       -----------

     (b) Delinquency Trigger Event                        No
                                                       -----------

Events of Servicer Termination

     (i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
         11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

     (ii) Any failure by the Servicer to submit a Monthly Statement pursuant to
         Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

     (iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificatesholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier to occur of(x) the date on which written notice of such failure or breach, requiring the situation giving rise to such failure or breach to be remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible OFficer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

     (iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

     (v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

     (vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property,or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

     (vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdication, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

     (viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

     (ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

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-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 7/1/97


GROSS CHARGE-OFFS (GREATER THAN OR EQUAL TO 160
AND ACCOUNTS BOUGHT BACK BY SOURCE)


                                    Gross                        Gross                      Monthly
                                   Defaults   Recoveries    Charge-Offs     ADCPB         Charge-Offs
                                   --------   ----------    -----------     -----         -----------
     2 months prior                 258,895     258,895          0        70,218,555         0.00%
     1 month prior                  200,442     200,442          0        70,128,406         0.00%
     Current                         20,239      20,239          0        70,290,466         0.00%


                          Gross Charge-Off Ratio:                                            0.00%
                          Maximum Charge-Off Ratio:                                          2.50%


30+ DELINQUENCIES


                                                                    Monthly
                               Delinquencies        ADCPB        Delinquencies
                               -------------        -----        -------------
     2 months prior              2,928,006        70,218,555          4.17%
     1 month prior               2,582,403        70,128,406          3.68%
     Current month               2,706,206        70,290,466          3.85%

                          Delinquency Ratio:                          3.90%
                          Maximum Delinquency Ratio:                  7.00%

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 7/1/97
ISSUER RESTRICTING EVENT CALCULATIONS

      (a) Gross Defaults (Greater Than Or Equal To 180)         Yes
                                                            -----------

      (b) Issuer Delinquency Trigger Ratio                       No
                                                            -----------


GROSS DEFAULTS (GREATER THAN OR EQUAL TO 180)

                                                                   Monthly
                            Gross Defaults        ADCPB          Charge-Offs
                            --------------        -----          -----------
      Current                   60,180         70,290,466           0.09%


                  i A  Subordinated Percentage                      9.00%
                    B  WAL of Remaining Leases                      2.15
                 ii    Two
                       Ratio (i/ii)                                 2.10%




ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)

                                                                   Monthly
                             Delinquencies        ADCPB         Delinquencies
                             -------------        -----         -------------
     2 months prior             448,919         70,218,555          0.64%
     1 month prior              731,450         70,128,406          1.04%
     Current month              720,140         70,290,466          1.02%


                        Issuer Delinquency Trigger Ratio:           0.90%
                        Maximum Ratio Allowed:                      2.50%


EARLY AMORTIZATION EVENT

     (1) Is Subordinate Interest less than 8.86% of ADCPB?      No
                                                            -----------

     (2) Has a Gross Charge-Off Event Occurred?                 No
                                                            -----------

     (3) Has a Delinquency Event Occurred?                      No
                                                            -----------

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 7/1/97

     Aging/Delinquency Statistics

                                                                                               % of
                                                                                ADCPB         Total
     Current                                                                  67,584,259      96.15%
     31-60 Days Past Due                                                       1,531,504       2.18%
     61-90 Days Past Due                                                         454,563       0.65%
     91+ Days Past Due                                                           720,140       1.02%
                                                                           -------------     ------

     Total                                                                    70,290,466     100.00%


     Certificate Factors

     Class A Notes                                                           1.000000000
     Class B-1 Notes                                                         1.000000000
     Class B-2 Notes                                                         1.000000000


     Substitution Limits [Section 7]

     ADCPB as of Cut-Off Date                                              72,024,443.60
     Maximum Substitution (10% of Initial)                                  7,202,444.36
     Maximum Substitution for Defaulted Contracts (5% of Initial)           3,601,222.18

     Prior month Cumulative ADCPB Substituted                               2,026,318.84
     Current month ADCPB Substituted                                          208,080.75
     Cumulative ADCPB Substituted                                           2,234,399.59

     Prior month Cumulative ADCPB Substituted for Defaulted Contracts         967,954.87
     Current month ADCPB Substituted Defaulted Contracts                       20,239.37
     Cumulative ADCPB Substituted for Defaulted Contracts                     988,194.24


     Portfolio Prepayment Statistics

     Prior month Cumulative ADCPB prepaid                                   2,026,318.84
     Current month ADCPB prepaid                                              208,080.75
     Cumulative ADCPB prepaid                                               2,234,399.59

     Prior month Cumulative ADCPB Defaulted                                   967,954.87
     Current month ADCPB Defaulted                                             20,239.37
     Cumulative ADCPB Defaulted                                               988,194.24

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 7/1/97


-------------------------------------------------------------------------------

BEGINNING ACCOUNT BALANCES                                                           269,436.58

LOCKBOX ACCOUNT
     Transfer of prior period Payments not yet transferred to Collection Account     (89,317.58)
     Transfer of prior period Excluded Amounts not yet transferred                   (49,602.60)
     Collections Received [5.02 (b)(d)]                                            2,443,775.78
     Excluded Amounts [5.02 (d)][Definition]                                        (986,518.56)
     Collections on Deposit due Collection Account [5.02 (d)]                     (1,123,206.64)

     Ending Balance @ 7/1/97                                                         464,566.98


COLLECTION ACCOUNT

     BEGINNING BALANCE @ 6/1/97                                                                      1,393,058.32

     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED 6/1/97
     Add:  Servicer Advance                                                                            948,933.90
     Add:  Payments due Collection Account from last 2 business days prior period                       89,317.58
     Add:  Payments due Collection Account from  prior period                                                0.00
     Add:  Add'l transfers                                                                                   0.00
     Add: Amounts to Collection Acct from Security deposit account                                           0.00
     Less: Total distributions on 6/10/97                                                           (2,431,309.80)
     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED 7/1/97
     Aggregate Amount of Actual Payments [6.01 b (i)]                                                1,087,932.45
     Add: Servicer Advances [5.03][6.01 b (ii)]                                                              0.00
     Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01 b (iii)]          0.00
     Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                                     0.00
     Add: Any Investment Earnings [6.01 b (v)]                                                           3,587.44
     Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                               0.00
     Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                            0.00
     Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                      0.00
     Add: Security Deposits Related to Prepayment                                                            0.00
     Add: Offset Amount as Provided by 5.12 [6.01 c]                                                         0.00
     Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                      0.00
     Less: Amounts Servicer Advanced but deems uncollectible [6.01 d]                                        0.00
     Less: Payments due Collection Acct. from last 2 business days in calendar mo.                           0.00

     Ending Balance @ 6/30/97 and 7/1/97                                                             1,091,519.89

     Add: Servicer Advances to be deposited on Determination Date                                    1,209,314.85
     Add:Payments due Collection Acct from last  2 business days                                        53,396.23
     Add: Payments not yet transferred to the Collection Account                                             0.00
     Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                               0.00

     Adjusted Collection Account Balance                                                             2,354,230.97

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--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 7/1/97

SECURITY DEPOSIT ACCOUNT

     Beginning  Balance                            0.00
     Add: Balance deposited on closing date        0.00
     Add: Security Deposits [6.02 b]               0.00
     Less: Amounts to Collection Account [6.02 c]  0.00
     Add:  Investment Earnings                     0.00
                                                   ----

     Ending Balance @ 6/30/97                      0.00

     Less: Amounts to Collection Account [6.02 c]  0.00

     Adjusted Security Deposit  Account Balance    0.00


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT


     Beginning Balance                                                                                                        0.00
     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                             0.00
     Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                                            0.00
     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                            0.00
                                                                                                                     -------------

     Ending Balance @ 6/30/97                                                                                                 0.00

     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                     1,952,871.32

     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                   (1,952,871.32)
                                                                                                                     -------------

     Adjusted New Transferred Property Funding Account Balance                                                                0.00

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 7/1/97

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                                              2,354,230.97


DISBURSEMENTS FROM COLLECTION ACCOUNT (PRIOR TO INITIAL AMORTIZATION DATE]

     (i)     Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 b (i)]                       0.00

     (ii)    Indemnity payments paid inadvertently dep in Collection Account [6.06 b (ii)]                   0.00

     (iii)   Aggregate of: [6.06 b (iii)]
             (A) Unreimbursed Servicer Advances from current collection period                               0.00
             (B) Unreimbursed Servicer Advances from prior collection period                                 0.00
             (C) Servicing Charges inadvertently deposited in Collection Account                             0.00

     (iv)    Current and unpaid Servicing Fees                                                          30,010.35

     (v)     Current and unpaid Back-up Servicing Fees [6.06 b (iv)]                                     1,200.41

     (vi)    Premium Amount due on Payment Date and unpaid Premiums [6.06 b (v)]                        12,676.00

     (vii)   Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 b (vi)]                         291.67

     (viii)  Class A Certificate Interest and Overdue Class A Interest [6.06 b (vii)]                  332,224.75

     (ix)    Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 b (viii)]              12,622.28

     (x)     Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 b (ix)]                12,334.19

     (xi)    Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (x)]              0.00

     (xii)   Any amounts due Servicer under 9.03 [6.06 b (xi)]                                               0.00

     (xiii)  To the Servicer Security Deposit Refund under 6.02C                                             0.00

     (ix)    To the depositor the lesser of Base Principal Amount or ADCPB new Contracts             1,952,871.32
             transferred to the Trust, [6.06 b (xii)]

             If less than the Base Principal Amount, the remainder to the New Transferred Property           0.00
             Funding Account [6.06 b (xii)]

     (x)     To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                    0.00


     Reviewed By:



--------------------------------------------------------------------------------
     Craig M. Spencer
     Senior VP and Chief Accounting Officer

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--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICE CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 8/1/97

ADCPB Balance
Prior Month ADCPB                                                 72,024,845.54
Initial ADCPB                                                     72,024,925.77
Current Month ADCPB (Before addition of New Property)             70,466,194.67
Base Principal Amount (Prior - Current)                            1,558,650.86
Add:  ADCPB of New Transferred Property                            1,558,780.41
Ending ADCPB (Current + ADCPB of New Property)                    72,024,975.08

CLASS A INTEREST SCHEDULE

     Prior Month Class A Principal Balance                        63,381,510.00
     Class A Certificate Rate                                              6.29%
     One twelfth of Class A Certificate Rate                               0.52%
     Class A Certificate Interest                                    332,224.75
     Prior Month Class A Overdue Interest                                  0.00

     Class A Interest Due                                            332,224.75
     Class A Interest Paid                                           332,224.75

     Current Month Class A Overdue Interest                                0.00

CLASS A PRINCIPAL SCHEDULE

     Prior Month Class A Principal Balance                        63,381,510.00
     Class A Percentage                                                   88.00%
     Base Principal Amount                                         1,558,650.86
     Class A Base Principal Distribution Amount                            0.00
     Prior Month Class A Overdue Principal                                 0.00
     Total A Note Principal Due                                            0.00

     Class A Principal Paid                                                0.00

     Class A Overdue Principal                                             0.00

     Current Month Class A Principal Balance                      63,381,510.00

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICE CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 8/1/97

CLASS B-1 INTEREST SCHEDULE

     Prior Month Class B-1 Principal Balance                       2,160,733.00
     Class B-1 Certificate Rate                                            7.01%
     One twelfth of Class B-1 Certificate Rate                             0.58%
     Class B-1 Certificate Interest                                   12,622.28
     Prior Month Class B-1 Overdue Interest                                0.00

     Class B-1 Interest Due                                           12,622.28
     Class B-1 Interest Paid                                          12,622.28

     Current Month Class B-1 Overdue Interest                              0.00

CLASS B-1 PRINCIPAL SCHEDULE

     Prior Month Class B-1 Principal Balance                       2,160,733.00
     Class B-1 Percentage                                                  3.00%
     Base Principal Amount                                         1,558,650.86
     Class B-1 Base Principal Distribution Amount                          0.00
     Prior Month B-1 Overdue Principal                                     0.00
     Total B-1 Note Principal Due                                          0.00
                                                                   ------------

     Class B-1 Principal Paid                                              0.00


     Class B-1 Overdue Principal                                           0.00

     Current Month Class B-1 Principal Balance                     2,160,733.00

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICE CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 8/1/97


CLASS B-2 INTEREST SCHEDULE

     Prior Month Class B-2 Principal Balance                       1,800,611.00
     Class B-2 Certificate Rate                                            8.22%
     One twelfth of Class B-2 Certificate Rate                             0.69%
     Class B-2 Certificate Interest                                   12,334.19
     Prior Month Class B-2 Overdue Interest                                0.00

     Class B-2 Interest Due                                           12,334.19
     Class B-2 Interest Paid                                          12,334.19

     Current Month Class B-2 Overdue Interest                              0.00

CLASS B-2 PRINCIPAL SCHEDULE

     Prior Month Class B-2 Principal Balance                       1,800,611.00
     Class B-2 Percentage                                                  2.50%
     Base Principal Amount                                         1,558,650.86
     Class B-2 Base Principal Distribution Amount                          0.00
     Prior Month B-1 Overdue Principal                                     0.00
     Total B-1 Note Principal Due                                          0.00

     Class B-2 Principal Paid                                              0.00

     Class B-2 Overdue Principal                                           0.00

     Current Month Class B-2 Principal Balance                     1,800,611.00

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICE CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 8/1/97


SERVICING FEE SCHEDULE

     Prior Month ADCPB                                               72,024,846
     Service Fee Rate                                                    0.5000%
     One-twelfth                                                         0.0417%
     Service Fee                                                      30,010.35

     Prior Service Fee Arrearage                                           0.00
     Service Fee Due                                                  30,010.35

     Service Fee Paid                                                 30,010.35

     Current Servicing Fee Arrearage                                       0.00

BACK-UP SERVICING FEE SCHEDULE

     Prior Month ADCPB                                               72,024,846
     Back-Up Service Fee Rate                                            0.0200%
     One-twelfth                                                         0.0017%
     Back-up Service Fee                                               1,200.41

     Prior Back-Up Service Fee Arrearage                                   0.00
     Total Back-Up Service Fee Due                                     1,200.41

     Back-Up Service Fee Paid                                          1,200.41

     Current Back-Up Servicing Fee Arrearage                               0.00


TRUSTEE FEE SCHEDULE

     Trustee Fee                                                         291.67

     Prior Trustee Fee Arrearage                                           0.00
     Total Trustee Fee Due                                               291.67

     Trustee Fee Paid                                                    291.67

     Current Trustee Fee Arrearage                                         0.00


CERTIFICATE PREMIUM SCHEDULE

     Class A Certificate Principal Balance                        63,381,510.00
     Premium Rate                                                        0.0200%
     Prior Premium Arrearage                                               0.00
     Premium Amount Due                                               12,676.00

     Premium Amount Paid                                              12,676.00

     Current Premium Arrearage                                             0.00

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICE CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 8/1/97

Early Amortization Events

(a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
     10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

(c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

(e) Judgments or orders in respect of money (other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstated on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

(h)  A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

(i)  A Delinquency Trigger Event has occurred and is continuing; or

(j)  An Event of Servicing Termination has been declared; or [10.01 (j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICE CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 8/1/97

RESTRICTING EVENT CALCULATIONS

     (a)  Event of Service Termination (Yes/No)                         No
                                                                   -------------

     (b)  Certificate Insurer makes an Insured Payment                  No
                                                                   -------------

     (a)  Gross Charge-Off Event (Yes/No)                               No
                                                                   -------------

     (b)  Delinquency Trigger Event                                     No
                                                                   -------------

Events of Service Termination

(i) Any failure by the Service to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Service Report, As to which the remedy is set forth in section
       11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)   Any failure by the Service to submit a Monthly Statement pursuant to
       Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Service of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Service shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Service duly to observe or perform in any material respect any other covenants or agreements of the Service set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Service set forth in
       Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier to occur of(x) the date on which written notice of such failure or breach, requiring the situation giving rise to such failure or breach to be remedied, shall have been given to a Servicing Officer of the Service or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01
       (a)(iii)]

(iv) The Service shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Service is generally not paying its debts as they come due or the Service shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Service shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Service shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Service, a custodian, receiver, trustee or liquidator (or other similar official) of the Service, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstated or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Service in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Service, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstated or undeterminated for a period of 60 days; [11.01(a)(vii)]

(viii)Any assignment by the Service to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Service is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICE CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 8/1/97


GROSS CHARGE-OFFS GREATER THAN OR EQUAL 160 AND ACCOUNTS BOUGHT BACK BY SOURCE)

                       Gross                          Gross                      Monthly
                      Defaults         Recoveries  Charge-Offs    ADCPB        Charge-Offs
                      --------         ----------  -----------    -----        -----------
2 months prior        200,442           200,442        0         70,128,406       0.00%
1 month prior         20,239            20,239         0         70,290,466       0.00%
Current               409,314           409,314        0         70,486,920       0.00%


                Gross Charge-Off Ratio:                                           0.00%
                Maximum Charge-Off Ratio:                                         2.50%

30+ DELINQUENCIES

                                                                Monthly
                     Delinquencies           ADCPB            Delinquencies
                     -------------           -----            -------------
2 months prior         2,582,403             70,128,406          3.68%
1 month prior          2,706,206             70,290,466          3.85%
Current month          2,859,865             70,486,920          4.06%

                Delinquency Ratio:                               3.86%
                Maximum Delinquency Ratio:                       7.00%

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICE CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 8/1/97
ISSUER RESTRICTING EVENT CALCULATIONS

     (a)  Gross Defaults (GREATER THAN OR EQUAL TO 180)                 No
                                                                   -------------

     (b)  Issuer Delinquency Trigger Ratio                              No
                                                                   -------------


GROSS DEFAULTS (GREATER THAN OR EQUAL TO 180)

                                                                                  Monthly
                                   Gross Defaults             ADCPB            Charge-Offs
                                   --------------             -----            -----------
           Current                    154,373               70,486,920             0.22%


                 i  A         Subordinated Percentage                              9.00%
                    B         WAL of Remaining Leases                              2.12
                ii            Two
                              Ratio (i/ii)                                         2.12%

ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)

                                                                     Monthly
                           Delinquencies             ADCPB        Delinquencies
                           -------------             -----        -------------
2 months prior                731,450             70,128,406          1.04%
1 month prior                 720,140             70,290,466          1.02%
Current month                 617,389             70,486,920          0.88%


                Issuer Delinquency Trigger Ratio:                     0.98%
                Maximum Ratio Allowed:                                2.50%


EARLY AMORTIZATION EVENT

      (1)  Is Subordinate Interest less than 8.86% of ADCPB?          No
                                                                 ------------

      (2)  Has a Gross Charge-Off Event Occurred?                     No
                                                                 ------------

      (3)  Has a Delinquency Event Occurred?                          No
                                                                 ------------

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICE CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 8/1/97

Aging/Delinquency Statistics
                                                                                             % of
                                                                         ADCPB               Total
Current                                                                  67,627,055              95.94%
31-60 Days Past Due                                                       1,862,150               2.64%
61-90 Days Past Due                                                         380,326               0.54%
91+ Days Past Due                                                           617,389               0.88%
                                                                    ---------------    ---------------

Total                                                                    70,486,920             100.00%


Certificate Factors

Class A Notes                                                           1.000000000
Class B-1 Notes                                                         1.000000000
Class B-2 Notes                                                         1.000000000


Substitution Limits [Section 7]

ADCPB as of Cut-Off Date                                              72,024,443.60
Maximum Substitution (10% of Initial)                                  7,202,444.36
Maximum Substitution for Defaulted Contracts (5% of Initial)           3,601,222.18

Prior month Cumulative ADCPB Substituted                               2,234,399.59
Current month ADCPB Substituted                                          264,160.27
Cumulative ADCPB Substituted                                           2,498,559.86

Prior month Cumulative ADCPB Substituted for Defaulted Contracts         988,194.24
Current month ADCPB Substituted Defaulted Contracts                      178,191.00
Cumulative ADCPB Substituted for Defaulted Contracts                   1,166,385.24


Portfolio Prepayment Statistics

Prior month Cumulative ADCPB prepaid                                   2,234,399.59
Current month ADCPB prepaid                                              264,160.27
Cumulative ADCPB prepaid                                               2,498,559.86

Prior month Cumulative ADCPB Defaulted                                   988,194.24
Current month ADCPB Defaulted                                            178,191.00
Cumulative ADCPB Defaulted                                             1,166,385.24

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICE CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 8/1/97

--------------------------------------------------------------------------------

BEGINNING ACCOUNT BALANCES                                                              464,566.98

LOCKBOX ACCOUNT
     Transfer of prior period Payments not yet transferred to Collection Account        (53,396.23)
     Transfer of prior period Excluded Amounts not yet transferred                      (34,515.42)
     Collections Received [5.02 (b)(d)]                                               2,260,347.32
     Excluded Amounts [5.02 (d)][Definition]                                         (1,077,307.39)
     Collections on Deposit due Collection Account [5.02 (d)]                        (1,225,415.77)

     Ending Balance @ 8/1/97                                                            334,279.49


COLLECTION ACCOUNT
     BEGINNING BALANCE @ 7/1/97                                                                        1,091,519.89

     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED 7/1/97
     Add:  Service Advance                                                                             1,209,314.85
     Add:  Payments due Collection Account from last 2 business days prior period                         53,396.23
     Add:  Payments due Collection Account from  prior period                                                  0.00
     Add:  Add'l transfers                                                                                     0.00
     Add: Amounts to Collection Acct from Security deposit account                                             0.00
     Less: Total distributions on 7/10/97                                                             (2,354,230.97)
     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED 8/1/97

     Aggregate Amount of Actual Payments [6.01 b (i)]                                                  1,204,166.97
     Add: Service Advances [5.03][6.01 b (ii)]                                                                 0.00
     Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01 b (iii)]            0.00
     Add: Reconveyance Amounts by Service [6.01 b (iv)]                                                        0.00
     Add: Any Investment Earnings [6.01 b (v)]                                                             3,574.29
     Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                                 0.00
     Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                              0.00
     Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                        0.00
     Add: Security Deposits Related to Prepayment                                                              0.00
     Add: Offset Amount as Provided by 5.12 [6.01 c]                                                           0.00
     Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                        0.00
     Less: Amounts Service Advanced but deems uncollectible [6.01 d]                                           0.00
     Less: Payments due Collection Acct. from last 2 business days in calendar mo                              0.00

     Ending Balance @ 7/31/97 and 8/1/97                                                               1,207,741.26

     Add: Service Advances to be deposited on Determination Date                                         870,415.21
     Add: Payments due Collection Acct from last  2 business days                                        100,690.96
     Add: Payments not yet transferred to the Collection Account                                               0.00
     Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                                 0.00

     Adjusted Collection Account Balance                                                               2,178,847.43

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICE CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 8/1/97

SECURITY DEPOSIT ACCOUNT

     Beginning  Balance                                                                       0.00
     Add: Balance deposited on closing date                                                   0.00
     Add: Security Deposits [6.02 b]                                                          0.00
     Less: Amounts to Collection Account [6.02 c]                                             0.00
     Add:  Investment Earnings                                                                0.00
                                                                                      ------------

     Ending Balance @ 7/31/97                                                                 0.00

     Less: Amounts to Collection Account [6.02 c]                                             0.00

     Adjusted Security Deposit  Account Balance                                               0.00


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT


     Beginning Balance                                                                                        0.00
                                                                                                      ------------
     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]             0.00
     Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                            0.00
     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]            0.00
                                                                                                      ------------

     Ending Balance @ 7/31/97                                                                                 0.00

     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]     1,558,650.86

     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]   (1,558,650.86)
                                                                                                      ------------

     Adjusted New Transferred Property Funding Account Balance                                                0.00

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICE CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 8/1/97

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                                            2,178,847.43

DISBURSEMENTS FROM COLLECTION ACCOUNT (PRIOR TO INITIAL AMORTIZATION DATE]

     (i) Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 b (i)]                         0.00

     (ii) Indemnity payments paid inadvertently dep in Collection Account [6.06 b (ii)]                    0.00

     (iii) Aggregate of: [6.06 b (iii)]
            (A) Unreimbursed Service Advances from current collection period                               0.00
            (B) Unreimbursed Service Advances from prior collection period                                 0.00
            (C) Servicing Charges inadvertently deposited in Collection Account                            0.00

     (iv) Current and unpaid Servicing Fees                                                           30,010.35

     (v) Current and unpaid Back-up Servicing Fees [6.06 b (iv)]                                       1,200.41

     (vi) Premium Amount due on Payment Date and unpaid Premiums [6.06 b (v)]                         12,676.00

     (vii) Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 b (vi)]                         291.67

     (viii) Class A Certificate Interest and Overdue Class A Interest [6.06 b (vii)]                 332,224.75

     (ix) Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 b (viii)]               12,622.28

     (x) Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 b (ix)]                  12,334.19

     (xi) Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (x)]               0.00

     (xii) Any amounts due Service under 9.03 [6.06 b (xi)]                                                0.00

     (xiii) To the Service Security Deposit Refund under 6.02C                                             0.00

     (ix) To the depositor the lesser of Base Principal Amount or ADCPB new Contracts              1,558,650.86
          transferred to the Trust, [6.06 b (xii)]

          If less than the Base Principal Amount, the remainder to the New Transferred Property            0.00
          Funding Account [6.06 b (xii)]

     (x) To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                218,836.91

     Reviewed By:



-------------------------------------------------
Craig M. Spencer
Senior VP and Chief Accounting Officer

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 9/1/97

ADCPB Balance

Prior Month ADCPB                                             72,024,975.08
Initial ADCPB                                                 72,024,925.77
Current Month ADCPB (Before addition of New Property)         70,209,385.98
Base Principal Amount (Prior - Current)                        1,815,589.10
Add:  ADCPB of New Transferred Property                        1,815,697.72
Ending ADCPB (Current + ADCPB of New Property)                72,025,083.70

CLASS A INTEREST SCHEDULE

     Prior Month Class A Principal Balance                    63,381,510.00
     Class A Certificate Rate                                          6.29%
     One twelfth of Class A Certificate Rate                           0.52%
     Class A Certificate Interest                                332,224.75
     Prior Month Class A Overdue Interest                              0.00

     Class A Interest Due                                        332,224.75
     Class A Interest Paid                                       332,224.75

     Current Month Class A Overdue Interest                            0.00

CLASS A PRINCIPAL SCHEDULE

     Prior Month Class A Principal Balance                    63,381,510.00
     Class A Percentage                                               88.00%
     Base Principal Amount                                     1,815,589.10
     Class A Base Principal Distribution Amount                        0.00
     Prior Month Class A Overdue Principal                             0.00
     Total A Note Principal Due                                        0.00

     Class A Principal Paid                                            0.00

     Class A Overdue Principal                                         0.00

     Current Month Class A Principal Balance                  63,381,510.00

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FOR THE COLLECTION PERIOD ENDING 9/1/97

CLASS B-1 INTEREST SCHEDULE

     Prior Month Class B-1 Principal Balance                2,160,733.00
     Class B-1 Certificate Rate                                     7.01%
     One twelfth of Class B-1 Certificate Rate                      0.58%
     Class B-1 Certificate Interest                            12,622.28
     Prior Month Class B-1 Overdue Interest                         0.00

     Class B-1 Interest Due                                    12,622.28
     Class B-1 Interest Paid                                   12,622.28

     Current Month Class B-1 Overdue Interest                       0.00

CLASS B-1 PRINCIPAL SCHEDULE

     Prior Month Class B-1 Principal Balance                2,160,733.00
     Class B-1 Percentage                                           3.00%
     Base Principal Amount                                  1,815,589.10
     Class B-1 Base Principal Distribution Amount                   0.00
     Prior Month B-1 Overdue Principal                              0.00
     Total B-1 Note Principal Due                                   0.00
                                                            ------------

     Class B-1 Principal Paid                                       0.00


     Class B-1 Overdue Principal                                    0.00

     Current Month Class B-1 Principal Balance              2,160,733.00

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FOR THE COLLECTION PERIOD ENDING 9/1/97




CLASS B-2 INTEREST SCHEDULE
---------------------------

     Prior Month Class B-2 Principal Balance                1,800,611.00
     Class B-2 Certificate Rate                                     8.22%
     One twelfth of Class B-2 Certificate Rate                      0.69%
     Class B-2 Certificate Interest                            12,334.19
     Prior Month Class B-2 Overdue Interest                         0.00

     Class B-2 Interest Due                                    12,334.19
     Class B-2 Interest Paid                                   12,334.19

     Current Month Class B-2 Overdue Interest                       0.00

CLASS B-2 PRINCIPAL SCHEDULE
----------------------------

     Prior Month Class B-2 Principal Balance                1,800,611.00
     Class B-2 Percentage                                           2.50%
     Base Principal Amount                                  1,815,589.10
     Class B-2 Base Principal Distribution Amount                   0.00
     Prior Month B-1 Overdue Principal                              0.00
     Total B-1 Note Principal Due                                   0.00

     Class B-2 Principal Paid                                       0.00

     Class B-2 Overdue Principal                                    0.00
                                                                       #
     Current Month Class B-2 Principal Balance              1,800,611.00

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FOR THE COLLECTION PERIOD ENDING 9/1/97




SERVICING FEE SCHEDULE
----------------------


     Prior Month ADCPB                                           72,024,975
     Servicer Fee Rate                                               0.5000%
     One-twelfth                                                     0.0417%
     Servicer Fee                                                 30,010.41

     Prior Servicer Fee Arrearage                                      0.00
     Servicer Fee Due                                             30,010.41

     Servicer Fee Paid                                            30,010.41

     Current Servicing Fee Arrearage                                   0.00

BACK-UP SERVICING FEE SCHEDULE
------------------------------

     Prior Month ADCPB                                           72,024,975
     Back-Up Servicer Fee Rate                                       0.0200%
     One-twelfth                                                     0.0017%
     Back-up Servicer Fee                                          1,200.42

     Prior Back-Up Servicer Fee Arrearage                              0.00
     Total Back-Up Servicer Fee Due                                1,200.42

     Back-Up Servicer Fee Paid                                     1,200.42

     Current Back-Up Servicing Fee Arrearage                           0.00


TRUSTEE FEE SCHEDULE
--------------------

     Trustee Fee                                                     291.67

     Prior Trustee Fee Arrearage                                       0.00
     Total Trustee Fee Due                                           291.67

     Trustee Fee Paid                                                291.67

     Current Trustee Fee Arrearage                                     0.00


CERTIFICATE PREMIUM SCHEDULE
----------------------------

     Class A Certificate Principal Balance                    63,381,510.00
     Premium Rate                                                    0.0200%
     Prior Premium Arrearage                                           0.00
     Premium Amount Due                                           12,676.00

     Premium Amount Paid                                          12,676.00

     Current Premium Arrearage                                         0.00

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FIRST SIERRA RECEIVABLES INC.
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FOR THE COLLECTION PERIOD ENDING 9/1/97

EARLY AMORTIZATION EVENTS
-------------------------

(a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
       10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

(c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

(e) Judgments or orders in respect of money (other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

(h)    A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

(i)    A Delinquency Trigger Event has occurred and is continuing; or

(j)    An Event of Servicing Termination has been declared; or [10.01 (j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

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FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 9/1/97

RESTRICTING EVENT CALCULATIONS
------------------------------

        (a)  Event of Servicer Termination (Yes/No)                     No
                                                                  -------------

        (b)  Certificate Insurer makes an Insured Payment               No
                                                                  -------------

        (a)  Gross Charge-Off Event (Yes/No)                            No
                                                                  -------------

        (b)  Delinquency Trigger Event                                  No
                                                                  -------------

EVENTS OF SERVICER TERMINATION
------------------------------

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
        11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)    Any failure by the Servicer to submit a Monthly Statement pursuant to
        Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificatesholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier to occur of(x) the date on which written notice of such failure or breach, requiring the situation giving rise to such failure or breach to be remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdication, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

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--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 9/1/97


GROSS CHARGE-OFFS (>=160 AND ACCOUNTS BOUGHT BACK BY SOURCE)
------------------------------------------------------------


                                         Gross                           Gross                           Monthly
                                        Defaults          Recoveries   Charge-Offs      ADCPB           Charge-Offs
                                        --------          ----------   -----------      -----           -----------

           2 months prior                 20,239             20,239        0          70,290,466           0.00%
           1 month prior                 409,314            409,314        0          70,486,920           0.00%
           Current                       319,686            319,686        0          70,126,926           0.00%


                           Gross Charge-Off Ratio:                                                         0.00%
                           Maximum Charge-Off Ratio:                                                       2.50%


30+ DELINQUENCIES
-----------------
                                                                                         Monthly
                                    Delinquencies          ADCPB                       Delinquencies
                                    -------------          -----                       -------------
           2 months prior              2,706,206         70,290,466                        3.85%
           1 month prior               2,859,865         70,486,920                        4.06%
           Current month               2,827,430         70,126,926                        4.03%

                           Delinquency Ratio:                                              3.98%
                           Maximum Delinquency Ratio:                                      7.00%


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--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 9/1/97
ISSUER RESTRICTING EVENT CALCULATIONS

      (a)  Gross Defaults greater than or equals to  180)               No
                                                                   -------------

      (b)  Issuer Delinquency Trigger Ratio                             No
                                                                   -------------


GROSS DEFAULTS (>=180)
----------------------



                                                                              Monthly
                                Gross Defaults           ADCPB              Charge-Offs
                                --------------           -----              -----------
                                                          30,010
           Current                  166,826           70,126,926              0.24%


                 i A       Subordinated Percentage                            9.00%
                   B       WAL of Remaining Leases                            2.12
                ii         Two
                           Ratio (i/ii)                                       2.12%



ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)
-------------------------------------------

                                                                             Monthly
                                      Delinquencies        ADCPB          Delinquencies
                                      -------------        -----          -------------
           2 months prior                720,140         70,290,466           1.02%
           1 month prior                 617,389         70,486,920           0.88%
           Current month                 582,011         70,126,926           0.83%


                           Issuer Delinquency Trigger Ratio:                  0.91%
                           Maximum Ratio Allowed:                             2.50%


EARLY AMORTIZATION EVENT

      (1)  Is Subordinate Interest less than 8.86% of ADCPB?            No
                                                                    ------------

      (2)  Has a Gross Charge-Off Event Occurred?                       No
                                                                    ------------

      (3)  Has a Delinquency Event Occurred?                            No
                                                                    ------------

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--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 9/1/97



        Aging/Delinquency Statistics
        ----------------------------
                                                                                                       % of
                                                                                    ADCPB              Total

        Current                                                                   67,299,496           95.97%
        31-60 Days Past Due                                                        1,800,106            2.57%
        61-90 Days Past Due                                                          445,314            0.64%
        91+ Days Past Due                                                            582,011            0.83%
                                                                               -------------          ------

        Total                                                                     70,126,926          100.00%


        Certificate Factors

        Class A Notes                                                            1.000000000
        Class B-1 Notes                                                          1.000000000
        Class B-2 Notes                                                          1.000000000


        Substitution Limits [Section 7]
        -------------------------------

        ADCPB as of Cut-Off Date                                               72,024,443.60
        Maximum Substitution (10% of Initial)                                   7,202,444.36
        Maximum Substitution for Defaulted Contracts (5% of Initial)            3,601,222.18

        Prior month Cumulative ADCPB Substituted                                2,498,559.86
        Current month ADCPB Substituted                                           256,087.47
        Cumulative ADCPB Substituted                                            2,754,647.33

        Prior month Cumulative ADCPB Substituted for Defaulted Contracts        1,166,385.24
        Current month ADCPB Substituted Defaulted Contracts                        65,052.34
        Cumulative ADCPB Substituted for Defaulted Contracts                    1,231,437.58


        Portfolio Prepayment Statistics
        -------------------------------

        Prior month Cumulative ADCPB prepaid                                    2,498,559.86
        Current month ADCPB prepaid                                               256,087.47
        Cumulative ADCPB prepaid                                                2,754,647.33

        Prior month Cumulative ADCPB Defaulted                                  1,166,385.24
        Current month ADCPB Defaulted                                              65,052.34
        Cumulative ADCPB Defaulted                                              1,231,437.58

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 9/1/97


--------------------------------------------------------------------------------



BEGINNING ACCOUNT BALANCES                                                            334,279.49
--------------------------

LOCKBOX ACCOUNT
---------------

     Transfer of prior period Payments not yet transferred to Collection Account     (101,115.62)
     Transfer of prior period Excluded Amounts not yet transferred                     (9,819.87)
     Collections Received [5.02 (b)(d)]                                             2,122,351.30
     Excluded Amounts [5.02 (d)][Definition]                                         (932,755.01)
     Collections on Deposit due Collection Account [5.02 (d)]                      (1,033,084.82)

     Ending Balance @ 9/1/97                                                          379,855.47



COLLECTION ACCOUNT
------------------

     BEGINNING BALANCE @ 8/1/97                                                                        1,207,741.26
     --------------------------

     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED 8/1/97
     ----------------------------------------------------

     Add:  Servicer Advance                                                                              870,415.21
     Add:  Payments due Collection Account from last 2 business days prior period                        100,690.96
     Add:  Payments due Collection Account from  prior period                                                  0.00
     Add:  Add'l transfers                                                                                     0.00
     Add: Amounts to Collection Acct from Security deposit account                                             0.00
     Less: Total distributions on 8/10/97                                                             (2,178,847.43)

     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED 9/1/97
     ----------------------------------------------------

     Aggregate Amount of Actual Payments [6.01 b (i)]                                                  1,093,290.58
     Add: Servicer Advances [5.03][6.01 b (ii)]                                                                0.00
     Add: Sch. Payments, Final Payments or Purchase Option from Sec.
          Deposit Account [6.01 b (ii)]                                                                        0.00
     Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                                       0.00
     Add: Any Investment Earnings [6.01 b (v)]                                                             4,011.19
     Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                                 0.00
     Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                              0.00
     Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                        0.00
     Add: Security Deposits Related to Prepayment                                                              0.00
     Add: Offset Amount as Provided by 5.12 [6.01 c]                                                           0.00
     Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                        0.00
     Less: Amounts Servicer Advanced but deems uncollectible [6.01 d]                                          0.00
     Less: Payments due Collection Acct. from last 2 business days in calendar mo                              0.00

     Ending Balance @ 8/31/97 and 9/1/97                                                               1,097,301.77

     Add: Servicer Advances to be deposited on Determination Date                                        989,599.33
     Add:Payments due Collection Acct from last  2 business days                                         130,047.71
     Add: Payments not yet transferred to the Collection Account                                               0.00
     Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                                 0.00

     Adjusted Collection Account Balance                                                               2,216,948.81

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--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 9/1/97



SECURITY DEPOSIT ACCOUNT
------------------------
     Beginning  Balance                                                                                 0.00
     Add: Balance deposited on closing date                                                             0.00
     Add: Security Deposits [6.02 b]                                                                    0.00
     Less: Amounts to Collection Account [6.02 c]                                                       0.00
     Add:  Investment Earnings                                                                          0.00
                                                                                                        ----

     Ending Balance @ 8/31/97                                                                           0.00

     Less: Amounts to Collection Account [6.02 c]                                                       0.00

     Adjusted Security Deposit  Account Balance                                                         0.00


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT
----------------------------------------

     Beginning Balance                                                                                                0.00
     -----------------
     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                     0.00
     Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                                    0.00
     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                    0.00
                                                                                                                      ----

     Ending Balance @ 8/31/97                                                                                         0.00

     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]             1,815,589.10

     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]           (1,815,589.10)
                                                                                                             -------------

     Adjusted New Transferred Property Funding Account Balance                                                        0.00

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--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 9/1/97


AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                                    2,216,948.81
---------------------------------------

DISBURSEMENTS FROM COLLECTION ACCOUNT (PRIOR TO INITIAL AMORTIZATION DATE]
--------------------------------------------------------------------------

     (i)    Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 b (i)]              0.00

     (ii)   Indemnity payments paid inadvertently dep in Collection Account [6.06 b (ii)]          0.00

     (iii)  Aggregate of: [6.06 b (iii)]
            (A)      Unreimbursed Servicer Advances from current collection period                 0.00
            (B)      Unreimbursed Servicer Advances from prior collection period                   0.00
            (C)      Servicing Charges inadvertently deposited in Collection Account               0.00

     (iv)   Current and unpaid Servicing Fees                                                 30,010.41

     (v)    Current and unpaid Back-up Servicing Fees [6.06 b (iv)]                            1,200.42

     (vi)   Premium Amount due on Payment Date and unpaid Premiums [6.06 b (v)]               12,676.00

     (vii)  Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 b (vi)]                291.67

     (viii) Class A Certificate Interest and Overdue Class A Interest [6.06 b (vii)]         332,224.75

     (ix)   Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 b (viii)]     12,622.28

     (x)    Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 b (ix)]       12,334.19

     (xi)   Certificate Insurer Reimbursement Amount, if any, due on
            Payment Date [6.06 b (x)]                                                              0.00

     (xii)  Any amounts due Servicer under 9.03 [6.06 b (xi)]                                      0.00

     (xiii) To the Servicer Security Deposit Refund under 6.02C                                    0.00

     (ix)   To the depositor the lesser of Base Principal Amount or ADCPB new              1,815,589.10
            Contracts transferred to the Trust, [6.06 b (xii)]

            If less than the Base Principal Amount, the remainder to the New                       0.00
            Transferred Property Funding Account [6.06 b (xii)]

     (x)    To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]          (0.01)


     Reviewed By:



     ----------------------------------------------------------------
     Craig M. Spencer
     Senior Vice President and
     Chief Accounting Officer

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--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 10/1/97

ADCPB Balance

Prior Month ADCPB                                                 72,025,083.70
Initial ADCPB                                                     72,024,925.77
Current Month ADCPB (Before addition of New Property)             69,587,175.89
Base Principal Amount (Prior - Current)                            2,437,907.81
Add:  ADCPB of New Transferred Property                            2,438,093.04
Ending ADCPB (Current + ADCPB of New Property)                    72,025,268.93

CLASS A INTEREST SCHEDULE

     Prior Month Class A Principal Balance                        63,381,510.00
     Class A Certificate Rate                                              6.29%
     One twelfth of Class A Certificate Rate                               0.52%
     Class A Certificate Interest                                    332,224.75
     Prior Month Class A Overdue Interest                                  0.00

     Class A Interest Due                                            332,224.75
     Class A Interest Paid                                           332,224.75

     Current Month Class A Overdue Interest                                0.00

CLASS A PRINCIPAL SCHEDULE

     Prior Month Class A Principal Balance                        63,381,510.00
     Class A Percentage                                                   88.00%
     Base Principal Amount                                         2,437,907.81
     Class A Base Principal Distribution Amount                            0.00
     Prior Month Class A Overdue Principal                                 0.00
     Total A Note Principal Due                                            0.00

     Class A Principal Paid                                                0.00

     Class A Overdue Principal                                             0.00

     Current Month Class A Principal Balance                      63,381,510.00


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MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 10/1/97


CLASS B-1 INTEREST SCHEDULE

     Prior Month Class B-1 Principal Balance                       2,160,733.00
     Class B-1 Certificate Rate                                            7.01%
     One twelfth of Class B-1 Certificate Rate                             0.58%
     Class B-1 Certificate Interest                                   12,622.28
     Prior Month Class B-1 Overdue Interest                                0.00

     Class B-1 Interest Due                                           12,622.28
     Class B-1 Interest Paid                                          12,622.28

     Current Month Class B-1 Overdue Interest                              0.00

CLASS B-1 PRINCIPAL SCHEDULE

     Prior Month Class B-1 Principal Balance                       2,160,733.00
     Class B-1 Percentage                                                  3.00%
     Base Principal Amount                                         2,437,907.81
     Class B-1 Base Principal Distribution Amount                          0.00
     Prior Month B-1 Overdue Principal                                     0.00
     Total B-1 Note Principal Due                                          0.00
                                                                   ------------

     Class B-1 Principal Paid                                              0.00


     Class B-1 Overdue Principal                                           0.00

     Current Month Class B-1 Principal Balance                     2,160,733.00


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MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 10/1/97


CLASS B-2 INTEREST SCHEDULE

     Prior Month Class B-2 Principal Balance                       1,800,611.00
     Class B-2 Certificate Rate                                            8.22%
     One twelfth of Class B-2 Certificate Rate                             0.69%
     Class B-2 Certificate Interest                                   12,334.19
     Prior Month Class B-2 Overdue Interest                                0.00

     Class B-2 Interest Due                                           12,334.19
     Class B-2 Interest Paid                                          12,334.19

     Current Month Class B-2 Overdue Interest                              0.00

CLASS B-2 PRINCIPAL SCHEDULE

     Prior Month Class B-2 Principal Balance                       1,800,611.00
     Class B-2 Percentage                                                  2.50%
     Base Principal Amount                                         2,437,907.81
     Class B-2 Base Principal Distribution Amount                          0.00
     Prior Month B-1 Overdue Principal                                     0.00
     Total B-1 Note Principal Due                                          0.00

     Class B-2 Principal Paid                                              0.00

     Class B-2 Overdue Principal                                           0.00

     Current Month Class B-2 Principal Balance                     1,800,611.00


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MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 10/1/97


SERVICING FEE SCHEDULE

     Prior Month ADCPB                                          72,025,084
     Servicer Fee Rate                                              0.5000%
     One-twelfth                                                    0.0417%
     Servicer Fee                                                30,010.45

     Prior Servicer Fee Arrearage                                     0.00
     Servicer Fee Due                                            30,010.45

     Servicer Fee Paid                                           30,010.45

     Current Servicing Fee Arrearage                                  0.00

BACK-UP SERVICING FEE SCHEDULE

     Prior Month ADCPB                                          72,025,084
     Back-Up Servicer Fee Rate                                      0.0200%
     One-twelfth                                                    0.0017%
     Back-up Servicer Fee                                         1,200.42

     Prior Back-Up Servicer Fee Arrearage                             0.00
     Total Back-Up Servicer Fee Due                               1,200.42

     Back-Up Servicer Fee Paid                                    1,200.42

     Current Back-Up Servicing Fee Arrearage                          0.00


TRUSTEE FEE SCHEDULE

     Trustee Fee                                                    291.67

     Prior Trustee Fee Arrearage                                      0.00
     Total Trustee Fee Due                                          291.67

     Trustee Fee Paid                                               291.67

     Current Trustee Fee Arrearage                                    0.00


CERTIFICATE PREMIUM SCHEDULE

     Class A Certificate Principal Balance                   63,381,510.00
     Premium Rate                                                   0.0200%
     Prior Premium Arrearage                                          0.00
     Premium Amount Due                                          12,676.00

     Premium Amount Paid                                         12,676.00

     Current Premium Arrearage                                        0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 10/1/97

Early Amortization Events

(a) Default in the payment to the Class A Certificate holders or the Class B Certificate holders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section 10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificate holders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

(c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

(e) Judgments or orders in respect of money (other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

(h)     A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

(i)     A Delinquency Trigger Event has occurred and is continuing; or

(j)     An Event of Servicing Termination has been declared; or [10.01 (j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

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--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 10/1/97

RESTRICTING EVENT CALCULATIONS

      (a)  Event of Servicer Termination (Yes/No)                        No
                                                                    ------------

      (b)  Certificate Insurer makes an Insured Payment                  No
                                                                    ------------

      (a)  Gross Charge-Off Event (Yes/No)                               No
                                                                    ------------

      (b)  Delinquency Trigger Event                                     No
                                                                    ------------

Events of Servicer Termination

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
      11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)  Any failure by the Servicer to submit a Monthly Statement pursuant to
      Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificate holder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificate holders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in
      Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificatesholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier to occur of(x) the date on which written notice of such failure or breach, requiring the situation giving rise to such failure or breach to be remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01
      (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdication, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii)Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

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--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 10/1/97


GROSS CHARGE-OFFS GREATER THAN OR EQUAL TO 160 AND ACCOUNTS BOUGHT
BACK BY SOURCE)


                                Gross                       Gross                     Monthly
                               Defaults       Recoveries  Charge-Offs    ADCPB      Charge-Offs
                               --------       ----------  -----------    -----      -----------
           2 months prior       409,314         409,314      0       70,486,920        0.00%
           1 month prior        319,686         319,686      0       70,126,926        0.00%
           Current              197,633         197,633      0       68,174,809        0.00%


                           Gross Charge-Off Ratio:                                     0.00%
                           Maximum Charge-Off Ratio:                                   2.50%


30+ DELINQUENCIES


                                                                              Monthly
                            Delinquencies      ADCPB                       Delinquencies
                            -------------      -----                       -------------

           2 months prior     2,859,865      70,486,920                        4.06%
           1 month prior      2,827,430      70,126,926                        4.03%
           Current month      2,603,856      68,174,809                        3.82%

                           Delinquency Ratio:                                  3.97%
                           Maximum Delinquency Ratio:                          7.00%


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--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 10/1/97
ISSUER RESTRICTING EVENT CALCULATIONS

      (a)  Gross Defaults greater than or equal to 180)                 No
                                                                    ------------

      (b)  Issuer Delinquency Trigger Ratio                              No
                                                                    ------------


GROSS DEFAULTS GREATER THAN OR EQUAL TO 180)



                                                                  Monthly
                             Gross Defaults    ADCPB            Charge-Offs
                             --------------    -----            -----------

           Current               99,566      68,174,809           0.15%



                 i A       Subordinated Percentage                9.00%
                   B       WAL of Remaining Leases                2.13
                ii         Two
                           Ratio (i/ii)                           2.11%



ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)


                                                                 Monthly
                             Delinquencies     ADCPB           Delinquencies
                             -------------     -----           -------------
           2 months prior       617,389      70,486,920           0.88%
           1 month prior        582,011      70,126,926           0.83%
           Current month        329,771      68,174,809           0.48%


                           Issuer Delinquency Trigger Ratio:      0.73%
                           Maximum Ratio Allowed:                 2.50%


EARLY AMORTIZATION EVENT

      (1)  Is Subordinate Interest less than 8.86% of ADCPB?             No
                                                                    ------------

      (2)  Has a Gross Charge-Off Event Occurred?                        No
                                                                    ------------

      (3)  Has a Delinquency Event Occurred?                             No
                                                                    ------------

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--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 10/1/97



        Aging/Delinquency Statistics

                                                                                                              % of
                                                                                       ADCPB                Total

        Current                                                                      65,570,953           96.18%
        31-60 Days Past Due                                                           2,027,972            2.97%
        61-90 Days Past Due                                                             246,113            0.36%
        91+ Days Past Due                                                               329,771            0.48%
                                                                                     ----------          ------

        Total                                                                        68,174,809          100.00%


        Certificate Factors

        Class A Notes                                                               1.000000000
        Class B-1 Notes                                                             1.000000000
        Class B-2 Notes                                                             1.000000000


        Substitution Limits [Section 7]

        ADCPB as of Cut-Off Date                                                  72,024,443.60
        Maximum Substitution (10% of Initial)                                      7,202,444.36
        Maximum Substitution for Defaulted Contracts (5% of Initial)               3,601,222.18

        Prior month Cumulative ADCPB Substituted                                   2,754,647.33
        Current month ADCPB Substituted                                              480,208.53
        Cumulative ADCPB Substituted                                               3,234,855.86

        Prior month Cumulative ADCPB Substituted for Defaulted Contracts           1,231,437.58
        Current month ADCPB Substituted Defaulted Contracts                           89,491.01
        Cumulative ADCPB Substituted for Defaulted Contracts                       1,320,928.59


        Portfolio Prepayment Statistics

        Prior month Cumulative ADCPB prepaid                                       2,754,647.33
        Current month ADCPB prepaid                                                  480,208.53
        Cumulative ADCPB prepaid                                                   3,234,855.86

        Prior month Cumulative ADCPB Defaulted                                     1,231,437.58
        Current month ADCPB Defaulted                                                 89,491.01
        Cumulative ADCPB Defaulted                                                 1,320,928.59

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FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 10/1/97


--------------------------------------------------------------------------------


BEGINNING ACCOUNT BALANCES                                                                 379,855.47

LOCKBOX ACCOUNT
     Transfer of prior period Payments not yet transferred to Collection Account          (130,047.71)
     Transfer of prior period Excluded Amounts not yet transferred                         (31,702.03)
     Collections Received [5.02 (b)(d)]                                                  2,757,988.44
     Excluded Amounts [5.02 (d)][Definition]                                            (1,084,666.38)
     Collections on Deposit due Collection Account [5.02 (d)]                           (1,446,437.02)

     Ending Balance @ 10/1/97                                                              444,990.77


COLLECTION ACCOUNT
     BEGINNING BALANCE @ 9/1/97                                                                         1,097,301.77

     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED 9/1/97
     Add:  Servicer Advance                                                                               989,599.33
     Add:  Payments due Collection Account from last 2 business days prior period                         130,047.71
     Add:  Payments due Collection Account from  prior period                                                   0.00
     Add:  Add'l transfers                                                                                      0.00
     Add: Amounts to Collection Acct from Security deposit account                                              0.00
     Less: Total distributions on 9/10/97                                                              (2,216,948.81)
     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED 10/1/97
     Aggregate Amount of Actual Payments [6.01 b (i)]                                                   1,305,316.66
     Add: Servicer Advances [5.03][6.01 b (ii)]                                                                 0.00
     Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01 b (iii)]             0.00
     Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                                        0.00
     Add: Any Investment Earnings [6.01 b (v)]                                                              3,888.64
     Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                                  0.00
     Add: Amount Payable to Class A Certificate holders under 6.04 d [6.01 b(vii)]                              0.00
     Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                         0.00
     Add: Security Deposits Related to Prepayment                                                               0.00
     Add: Offset Amount as Provided by 5.12 [6.01 c]                                                            0.00
     Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                         0.00
     Less: Amounts Servicer Advanced but deems uncollectible [6.01 d]                                           0.00
     Less: Payments due Collection Acct. from last 2 business days in calendar mo                               0.00

     Ending Balance @ 9/30/97 and 10/1/97                                                               1,309,205.30

     Add: Servicer Advances to be deposited on Determination Date                                       1,183,428.76
     Add:Payments due Collection Acct from last  3 business days                                          346,633.51
     Add: Payments not yet transferred to the Collection Account                                                0.00
     Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                                  0.00

     Adjusted Collection Account Balance                                                                2,839,267.57

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--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 10/1/97



SECURITY DEPOSIT ACCOUNT
------------------------
     Beginning  Balance                                                                                              0.00
     Add: Balance deposited on closing date                                                                          0.00
     Add: Security Deposits [6.02 b]                                                                                 0.00
     Less: Amounts to Collection Account [6.02 c]                                                                    0.00
     Add:  Investment Earnings                                                                                       0.00
                                                                                                                     ----

     Ending Balance @ 9/30/97                                                                                        0.00

     Less: Amounts to Collection Account [6.02 c]                                                                    0.00

     Adjusted Security Deposit  Account Balance                                                                      0.00


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT


     Beginning Balance                                                                                                   0.00

     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                        0.00
     Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                                       0.00
     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                       0.00
                                                                                                                         ----

     Ending Balance @ 9/30/97                                                                                            0.00

     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                2,437,907.81

     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]              (2,437,907.81)
                                                                                                                --------------

     Adjusted New Transferred Property Funding Account Balance                                                           0.00

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--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 10/1/97


AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                                           2,839,267.57


DISBURSEMENTS FROM COLLECTION ACCOUNT (PRIOR TO INITIAL AMORTIZATION DATE]

     (i)    Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 b (i)]                     0.00

     (ii)   Indemnity payments paid inadvertently dep in Collection Account [6.06 b (ii)]                 0.00

     (iii)  Aggregate of: [6.06 b (iii)]
            (A)    Unreimbursed Servicer Advances from current collection period                          0.00
            (B)    Unreimbursed Servicer Advances from prior collection period                            0.00
            (C)    Servicing Charges inadvertently deposited in Collection Account                        0.00

     (iv)   Current and unpaid Servicing Fees                                                        30,010.45

     (v)    Current and unpaid Back-up Servicing Fees [6.06 b (iv)]                                   1,200.42

     (vi)   Premium Amount due on Payment Date and unpaid Premiums [6.06 b (v)]                      12,676.00

     (vii)  Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 b (vi)]                       291.67

     (viii) Class A Certificate Interest and Overdue Class A Interest [6.06 b (vii)]                332,224.75

     (ix)   Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 b (viii)]            12,622.28

     (x)    Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 b (ix)]              12,334.19

     (xi)   Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (x)]            0.00

     (xii)  Any amounts due Servicer under 9.03 [6.06 b (xi)]                                             0.00

     (xiii) To the Servicer Security Deposit Refund under 6.02C                                           0.00

     (ix)   To the depositor the lesser of Base Principal Amount or ADCPB new Contracts           2,437,907.81
            transferred to the Trust, [6.06 b (xii)]

            If less than the Base Principal Amount, the remainder to the New
            Transferred Property Funding Account [6.06 b (xii)]                                           0.00

     (x)    To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                  0.00


     Reviewed By:



     ---------------------------------------------
     Craig M. Spencer
     Senior Vice President and
     Chief Accounting Officer

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICE CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 11/1/97

ADCPB Balance
Prior Month ADCPB                                                 72,025,268.93
Initial ADCPB                                                     72,024,925.77
Current Month ADCPB (Before addition of New Property)             69,685,151.68
Base Principal Amount (Prior - Current)                            2,340,117.24
Add:  ADCPB of New Transferred Property                                    0.00
Ending ADCPB (Current + ADCPB of New Property)                    69,685,151.68

CLASS A INTEREST SCHEDULE

     Prior Month Class A Principal Balance                        63,381,510.00
     Class A Certificate Rate                                              6.29%
     One twelfth of Class A Certificate Rate                               0.52%
     Class A Certificate Interest                                    332,224.75
     Prior Month Class A Overdue Interest                                  0.00

     Class A Interest Due                                            332,224.75
     Class A Interest Paid                                           332,224.75

     Current Month Class A Overdue Interest                                0.00

CLASS A PRINCIPAL SCHEDULE

     Prior Month Class A Principal Balance                        63,381,510.00
     Class A Percentage                                                   88.00%
     Base Principal Amount                                         2,340,117.24
     Class A Base Principal Distribution Amount                    2,059,303.17
     Prior Month Class A Overdue Principal                                 0.00
     Total A Note Principal Due                                    2,059,303.17

     Class A Principal Paid                                        2,059,303.17

     Class A Overdue Principal                                             0.00

     Current Month Class A Principal Balance                      61,322,206.83

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICE CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 11/1/97


CLASS B-1 INTEREST SCHEDULE

     Prior Month Class B-1 Principal Balance                       2,160,733.00
     Class B-1 Certificate Rate                                            7.01%
     One twelfth of Class B-1 Certificate Rate                             0.58%
     Class B-1 Certificate Interest                                   12,622.28
     Prior Month Class B-1 Overdue Interest                                0.00

     Class B-1 Interest Due                                           12,622.28
     Class B-1 Interest Paid                                          12,622.28

     Current Month Class B-1 Overdue Interest                              0.00

CLASS B-1 PRINCIPAL SCHEDULE

     Prior Month Class B-1 Principal Balance                       2,160,733.00
     Class B-1 Percentage                                                  3.00%
     Base Principal Amount                                         2,340,117.24
     Class B-1 Base Principal Distribution Amount                     70,203.52
     Prior Month B-1 Overdue Principal                                     0.00
     Total B-1 Note Principal Due                                     70,203.52
                                                                   ------------

     Class B-1 Principal Paid                                         70,203.52


     Class B-1 Overdue Principal                                           0.00

     Current Month Class B-1 Principal Balance                     2,090,529.48

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICE CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 11/1/97


CLASS B-2 INTEREST SCHEDULE

     Prior Month Class B-2 Principal Balance                       1,800,611.00
     Class B-2 Certificate Rate                                            8.22%
     One twelfth of Class B-2 Certificate Rate                             0.69%
     Class B-2 Certificate Interest                                   12,334.19
     Prior Month Class B-2 Overdue Interest                                0.00

     Class B-2 Interest Due                                           12,334.19
     Class B-2 Interest Paid                                          12,334.19

     Current Month Class B-2 Overdue Interest                              0.00

CLASS B-2 PRINCIPAL SCHEDULE

     Prior Month Class B-2 Principal Balance                       1,800,611.00
     Class B-2 Percentage                                                  2.50%
     Base Principal Amount                                         2,340,117.24
     Class B-2 Base Principal Distribution Amount                     58,502.93
     Prior Month B-1 Overdue Principal                                     0.00
     Total B-1 Note Principal Due                                     58,502.93

     Class B-2 Principal Paid                                         58,502.93

     Class B-2 Overdue Principal                                           0.00

     Current Month Class B-2 Principal Balance                     1,742,108.07

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MONTHLY SERVICE CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 11/1/97


SERVICING FEE SCHEDULE

     Prior Month ADCPB                                               72,025,269
     Service Fee Rate                                                    0.5000%
     One-twelfth                                                         0.0417%
     Service Fee                                                      30,010.53

     Prior Service Fee Arrearage                                           0.00
     Service Fee Due                                                  30,010.53

     Service Fee Paid                                                 30,010.53

     Current Servicing Fee Arrearage                                       0.00

BACK-UP SERVICING FEE SCHEDULE

     Prior Month ADCPB                                               72,025,269
     Back-Up Service Fee Rate                                            0.0200%
     One-twelfth                                                         0.0017%
     Back-up Service Fee                                               1,200.42

     Prior Back-Up Service Fee Arrearage                                   0.00
     Total Back-Up Service Fee Due                                     1,200.42

     Back-Up Service Fee Paid                                          1,200.42

     Current Back-Up Servicing Fee Arrearage                               0.00


TRUSTEE FEE SCHEDULE

     Trustee Fee                                                         291.67

     Prior Trustee Fee Arrearage                                           0.00
     Total Trustee Fee Due                                               291.67

     Trustee Fee Paid                                                    291.67

     Current Trustee Fee Arrearage                                         0.00


CERTIFICATE PREMIUM SCHEDULE

     Class A Certificate Principal Balance                        63,381,510.00
     Premium Rate                                                        0.0200%
     Prior Premium Arrearage                                               0.00
     Premium Amount Due                                               12,676.00

     Premium Amount Paid                                              12,676.00

     Current Premium Arrearage                                             0.00



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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICE CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 11/1/97

Early Amortization Events

(a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
     10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

(c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

(e) Judgments or orders in respect of money (other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstated on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

(h)  A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

(i)  A Delinquency Trigger Event has occurred and is continuing; or

(j)  An Event of Servicing Termination has been declared; or [10.01 (j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICE CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 11/1/97

RESTRICTING EVENT CALCULATIONS

     (a)  Event of Service Termination (Yes/No)                         No
                                                                   -------------

     (b)  Certificate Insurer makes an Insured Payment                  No
                                                                   -------------

     (a)  Gross Charge-Off Event (Yes/No)                               No
                                                                   -------------

     (b)  Delinquency Trigger Event                                     No
                                                                   -------------

Events of Service Termination

(i) Any failure by the Service to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Service Report, As to which the remedy is set forth in section
       11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)   Any failure by the Service to submit a Monthly Statement pursuant to
       Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Service of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Service shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Service duly to observe or perform in any material respect any other covenants or agreements of the Service set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Service set forth in
       Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier to occur of(x) the date on which written notice of such failure or breach, requiring the situation giving rise to such failure or breach to be remedied, shall have been given to a Servicing Officer of the Service or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01
       (a)(iii)]

(iv) The Service shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Service is generally not paying its debts as they come due or the Service shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Service shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Service shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Service, a custodian, receiver, trustee or liquidator (or other similar official) of the Service, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstated or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Service in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Service, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstated or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Service to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Service is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICE CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 11/1/97


GROSS CHARGE-OFFS (GREATER THAN OR EQUAL TO 160 AND ACCOUNTS BOUGHT BACK BY SOURCE)

                       Gross                         Gross                        Monthly
                      Defaults        Recoveries   Charge-Offs      ADCPB       Charge-Offs
                      --------        ----------   -----------      -----       -----------
2 months prior        319,686           319,686        0         70,126,926       0.00%
1 month prior         197,633           197,633        0         68,174,809       0.00%
Current               148,823           148,823        0         69,685,152       0.00%


                Gross Charge-Off Ratio:                                           0.00%
                Maximum Charge-Off Ratio:                                         2.50%


30+ DELINQUENCIES

                                               Monthly
                           Delinquencies        ADCPB         Delinquencies
                           -------------        -----         -------------
2 months prior              2,827,430        70,126,926          4.03%
1 month prior               2,603,856        68,174,809          3.82%
Current month               3,174,555        69,685,152          4.56%

                Delinquency Ratio:                               4.14%
                Maximum Delinquency Ratio:                       7.00%

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICE CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 11/1/97
ISSUER RESTRICTING EVENT CALCULATIONS

     (a)  Gross Defaults (GREATER THAN OR EQUAL TO 180)                 No
                                                                   -------------

     (b)  Issuer Delinquency Trigger Ratio                              No
                                                                   -------------


GROSS DEFAULTS (GREATER THAN OR EQUAL TO 180)

                                                                           Monthly
                                   Gross Defaults             ADCPB      Charge-Offs
                                   --------------             -----      -----------
           Current                      44,279              69,685,152     0.06%


                 i  A         Subordinated Percentage                      9.00%
                    B         WAL of Remaining Leases                      2.13
                ii            Two
                              Ratio (i/ii)                                 2.12%


ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)

                                                                  Monthly
                     Delinquencies                   ADCPB      Delinquencies
                     -------------                   -----      -------------
2 months prior         582,011                    70,126,926       0.83%
1 month prior          329,771                    68,174,809       0.48%
Current month          197,725                    69,685,152       0.28%


                Issuer Delinquency Trigger Ratio:                  0.53%
                Maximum Ratio Allowed:                             2.50%

EARLY AMORTIZATION EVENT

      (1)  Is Subordinate Interest less than 8.86% of ADCPB?          No
                                                                 ------------

      (2)  Has a Gross Charge-Off Event Occurred?                     No
                                                                 ------------

      (3)  Has a Delinquency Event Occurred?                          No
                                                                 ------------



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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICE CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 11/1/97

        Aging/Delinquency Statistics
                                                                                             % of
                                                                        ADCPB                Total
Current                                                                  66,510,596              95.44%
31-60 Days Past Due                                                       2,649,825               3.80%
61-90 Days Past Due                                                         327,005               0.47%
91+ Days Past Due                                                           197,725               0.28%
                                                                    ---------------    ---------------

Total                                                                    69,685,152             100.00%


Certificate Factors

Class A Notes                                                           0.967509402
Class B-1 Notes                                                         0.967509397
Class B-2 Notes                                                         0.967509400


Substitution Limits [Section 7]

ADCPB as of Cut-Off Date                                              72,024,443.60
Maximum Substitution (10% of Initial)                                  7,202,444.36
Maximum Substitution for Defaulted Contracts (5% of Initial)           3,601,222.18

Prior month Cumulative ADCPB Substituted                               3,234,855.86
Current month ADCPB Substituted                                                0.00
                                                                    ---------------
Cumulative ADCPB Substituted                                           3,234,855.86

Prior month Cumulative ADCPB Substituted for Defaulted Contracts       1,320,928.59
Current month ADCPB Substituted Defaulted Contracts                            0.00
                                                                    ---------------
Cumulative ADCPB Substituted for Defaulted Contracts                   1,320,928.59


Portfolio Prepayment Statistics

Prior month Cumulative ADCPB prepaid                                   3,234,855.86
Current month ADCPB prepaid                                              833,862.04
                                                                    ---------------
Cumulative ADCPB prepaid                                               4,068,717.90

Prior month Cumulative ADCPB Defaulted                                 1,320,928.59
Current month ADCPB Defaulted                                            103,301.14
                                                                    ---------------
Cumulative ADCPB Defaulted                                             1,424,229.73

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICE CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 11/1/97

--------------------------------------------------------------------------------

BEGINNING ACCOUNT BALANCES                                                              444,990.77

LOCKBOX ACCOUNT
     Transfer of prior period Payments not yet transferred to
       Collection Account                                                              (205,513.15)
     Transfer of prior period Excluded Amounts not yet transferred                      (50,251.96)
     Collections Received [5.02 (b)(d)]                                               2,702,510.52
     Excluded Amounts [5.02 (d)][Definition]                                           (941,368.68)
     Collections on Deposit due Collection Account [5.02 (d)]                        (1,578,530.87)

     Ending Balance @ 11/1/97                                                           371,836.63


COLLECTION ACCOUNT
     BEGINNING BALANCE @ 10/1/97                                                                       1,309,205.30

     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED 10/1/97
     Add:  Service Advance                                                                             1,183,428.76
     Add:  Payments due Collection Account from last 2 business days prior period                        346,633.51
     Add:  Payments due Collection Account from  prior period                                                  0.00
     Add:  Add'l transfers                                                                                     0.00
     Add: Amounts to Collection Acct from Security deposit account                                             0.00
     Less: Total distributions on 10/10/97                                                            (2,839,267.57)
     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED 11/1/97
     Aggregate Amount of Actual Payments [6.01 b (i)]                                                  1,578,530.87
     Add: Service Advances [5.03][6.01 b (ii)]                                                                 0.00
     Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01 b (iii)]            0.00
     Add: Reconveyance Amounts by Service [6.01 b (iv)]                                                        0.00
     Add: Any Investment Earnings [6.01 b (v)]                                                             5,441.17
     Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                                 0.00
     Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                              0.00
     Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                        0.00
     Add: Security Deposits Related to Prepayment                                                              0.00
     Add: Offset Amount as Provided by 5.12 [6.01 c]                                                           0.00
     Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                        0.00
     Less: Amounts Service Advanced but deems uncollectible [6.01 d]                                           0.00
     Less: Payments due Collection Acct. from last 2 business days in calendar mo                              0.00

     Ending Balance @ 10/31/97 and 11/1/97                                                             1,583,972.04

     Add: Service Advances to be deposited on Determination Date                                       1,046,858.05
     Add: Payments due Collection Acct from last  3 business days                                        141,976.99
     Add: Payments not yet transferred to the Collection Account                                               0.00
     Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                                 0.00

     Adjusted Collection Account Balance                                                               2,772,807.08

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICE CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 11/1/97

SECURITY DEPOSIT ACCOUNT

     Beginning  Balance                                                                  0.00
     Add: Balance deposited on closing date                                              0.00
     Add: Security Deposits [6.02 b]                                                     0.00
     Less: Amounts to Collection Account [6.02 c]                                        0.00
     Add:  Investment Earnings                                                           0.00
                                                                                         ----

     Ending Balance @ 10/31/97                                                           0.00

     Less: Amounts to Collection Account [6.02 c]                                        0.00

     Adjusted Security Deposit  Account Balance                                          0.00


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT


     Beginning Balance                                                                                0.00

     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]     0.00
     Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                    0.00
     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]    0.00
                                                                                                      ----

     Ending Balance @ 10/31/97                                                                        0.00

     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]     0.00

     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]    0.00
                                                                                                      ----

     Adjusted New Transferred Property Funding Account Balance                                        0.00

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICE CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 11/1/97

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                                             2,772,807.08

DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)

     (i) Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                          0.00

     (ii) Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                     0.00

     (iii) Aggregate of: [6.06 c (iii)]
            (A) Unreimbursed Service Advances from prior periods                                            0.00
            (B) Service Fee and unpaid Service Fee                                                          0.00
            (C) Servicing Charges inadvertently deposited in Collection Account                             0.00

     (iv) Current and unpaid Servicing Fees                                                            30,010.53

     (v) Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                        1,200.42

     (vi) Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                          12,676.00

     (vii) Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                          291.67

     (viii) Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                  332,224.75

     (ix) Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                12,622.28

     (x) Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                   12,334.19

     (xi) Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]    2,059,303.17

     (xii) Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]              0.00

     (xiii) Class B-1 Base Principal Distribution Amount and Overdue Class B-1
            Principal [6.06 c (xii)] provided no restricting event exists                              70,203.52

     (xiv) Class B-2 Base Principal Distribution Amount and Overdue Class B-2
           Principal [6.06 c (xiii)] provided no restricting event or
           issuer restricting event exists                                                             58,502.93

     (xv) Any amounts due Service under 9.03 [6.06 b (xiv)]                                                 0.00

     (xvi) Prepayments optionally transferred to collection account and disbursed in                        0.00
           consideration of the transfer of New Transferred Property not in excess of
           $5,000,000 [6.06 c (xv)]

     (xvii) To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]              183,437.62


Reviewed By:



--------------------------------------
Craig M. Spencer
Senior Vice President and
Chief Accounting Officer

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-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/97

ADCPB Balance

Prior Month ADCPB                                      69,685,151.68
Initial ADCPB                                          72,024,925.77
Current Month ADCPB (Before addition of New Property)  67,916,861.84
Base Principal Amount (Prior - Current)                 1,768,289.85
Add:  ADCPB of New Transferred Property                         0.00
Ending ADCPB (Current + ADCPB of New Property)         67,916,861.84

CLASS A INTEREST SCHEDULE

     Prior Month Class A Principal Balance             61,322,206.83
     Class A Certificate Rate                                   6.29%
     One twelfth of Class A Certificate Rate                    0.52%
     Class A Certificate Interest                         321,430.57
     Prior Month Class A Overdue Interest                       0.00

     Class A Interest Due                                 321,430.57
     Class A Interest Paid                                321,430.57

     Current Month Class A Overdue Interest                     0.00

CLASS A PRINCIPAL SCHEDULE

     Prior Month Class A Principal Balance             61,322,206.83
     Class A Percentage                                        88.00%
     Base Principal Amount                              1,768,289.85
     Class A Base Principal Distribution Amount         1,556,095.07
     Prior Month Class A Overdue Principal                      0.00
     Total A Note Principal Due                         1,556,095.07

     Class A Principal Paid                             1,556,095.07

     Class A Overdue Principal                                  0.00

     Current Month Class A Principal Balance           59,766,111.76

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/97


CLASS B-1 INTEREST SCHEDULE

     Prior Month Class B-1 Principal Balance          2,090,529.48
     Class B-1 Certificate Rate                               7.01%
     One twelfth of Class B-1 Certificate Rate                0.58%
     Class B-1 Certificate Interest                      12,212.18
     Prior Month Class B-1 Overdue Interest                   0.00

     Class B-1 Interest Due                              12,212.18
     Class B-1 Interest Paid                             12,212.18

     Current Month Class B-1 Overdue Interest                 0.00

CLASS B-1 PRINCIPAL SCHEDULE

     Prior Month Class B-1 Principal Balance          2,090,529.48
     Class B-1 Percentage                                     3.00%
     Base Principal Amount                            1,768,289.85
     Class B-1 Base Principal Distribution Amount        53,048.70
     Prior Month B-1 Overdue Principal                        0.00
     Total B-1 Note Principal Due                        53,048.70
                                                         ---------

     Class B-1 Principal Paid                            53,048.70


     Class B-1 Overdue Principal                              0.00

     Current Month Class B-1 Principal Balance        2,037,480.78

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/97


CLASS B-2 INTEREST SCHEDULE

     Prior Month Class B-2 Principal Balance         1,742,108.07
     Class B-2 Certificate Rate                              8.22%
     One twelfth of Class B-2 Certificate Rate               0.69%
     Class B-2 Certificate Interest                     11,933.44
     Prior Month Class B-2 Overdue Interest                  0.00

     Class B-2 Interest Due                             11,933.44
     Class B-2 Interest Paid                            11,933.44

     Current Month Class B-2 Overdue Interest                0.00

CLASS B-2 PRINCIPAL SCHEDULE

     Prior Month Class B-2 Principal Balance         1,742,108.07
     Class B-2 Percentage                                    2.50%
     Base Principal Amount                           1,768,289.85
     Class B-2 Base Principal Distribution Amount       44,207.25
     Prior Month B-1 Overdue Principal                       0.00
     Total B-1 Note Principal Due                       44,207.25

     Class B-2 Principal Paid                           44,207.25

     Class B-2 Overdue Principal                             0.00

     Current Month Class B-2 Principal Balance       1,697,900.82

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/97


SERVICING FEE SCHEDULE

     Prior Month ADCPB                               69,685,152
     Servicer Fee Rate                                   0.5000%
     One-twelfth                                         0.0417%
     Servicer Fee                                     29,035.48

     Prior Servicer Fee Arrearage                          0.00
     Servicer Fee Due                                 29,035.48

     Servicer Fee Paid                                29,035.48

     Current Servicing Fee Arrearage                       0.00

BACK-UP SERVICING FEE SCHEDULE

     Prior Month ADCPB                               69,685,152
     Back-Up Servicer Fee Rate                           0.0200%
     One-twelfth                                         0.0017%
     Back-up Servicer Fee                              1,161.42

     Prior Back-Up Servicer Fee Arrearage                  0.00
     Total Back-Up Servicer Fee Due                    1,161.42

     Back-Up Servicer Fee Paid                         1,161.42

     Current Back-Up Servicing Fee Arrearage               0.00


TRUSTEE FEE SCHEDULE

     Trustee Fee                                         291.67

     Prior Trustee Fee Arrearage                           0.00
     Total Trustee Fee Due                               291.67

     Trustee Fee Paid                                    291.67

     Current Trustee Fee Arrearage                         0.00


CERTIFICATE PREMIUM SCHEDULE

     Class A Certificate Principal Balance        61,322,206.83
     Premium Rate                                        0.0200%
     Prior Premium Arrearage                               0.00
     Premium Amount Due                               12,264.00

     Premium Amount Paid                              12,264.00

     Current Premium Arrearage                             0.00

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/97

Early Amortization Events

     (a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

     (b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section 10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

     (c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

     (d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

     (e) Judgments or orders in respect of money (other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

     (f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

     (g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

     (h) A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

     (i) A Delinquency Trigger Event has occurred and is continuing; or

     (j) An Event of Servicing Termination has been declared; or [10.01 (j)]

     (k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/97

RESTRICTING EVENT CALCULATIONS

     (a)  Event of Servicer Termination (Yes/No)             No
                                                         -----------

     (b)  Certificate Insurer makes an Insured Payment       No
                                                         -----------

     (a)  Gross Charge-Off Event (Yes/No)                    No
                                                         -----------

     (b)  Delinquency Trigger Event                          No
                                                         -----------

Events of Servicer Termination

     (i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
         11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

     (ii) Any failure by the Servicer to submit a Monthly Statement pursuant to
         Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

     (iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificatesholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier to occur of(x) the date on which written notice of such failure or breach, requiring the situation giving rise to such failure or breach to be remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

     (iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

     (v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

     (vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

     (vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

     (viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

     (ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/97


GROSS CHARGE-OFFS (GREATER THAN OR EQUAL TO 160
AND ACCOUNTS BOUGHT BACK BY SOURCE)

                         Gross                     Gross                    Monthly
                        Defaults    Recoveries   Charge-Offs    ADCPB     Charge-Offs
                        --------    ----------   -----------    -----     -----------
     2 months prior     197,633       197,633         0       68,174,809     0.00%
     1 month prior      148,823       148,823         0       69,685,152     0.00%
     Current            100,318       100,318         0       68,171,653     0.00%


                        Gross Charge-Off Ratio:                              0.00%
                        Maximum Charge-Off Ratio:                            2.50%


30+ DELINQUENCIES

                                                                  Monthly
                             Delinquencies         ADCPB         Delinquencies
                             -------------         -----         -------------
     2 months prior            2,603,856        68,174,809        3.82%
     1 month prior             3,174,555        69,685,152        4.56%
     Current month             3,703,888        68,171,653        5.43%

                        Delinquency Ratio:                        4.60%
                        Maximum Delinquency Ratio:                7.00%

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/97
ISSUER RESTRICTING EVENT CALCULATIONS

      (a) Gross Defaults (Greater Than Or Equal To 180)             No
                                                                -----------

      (b) Issuer Delinquency Trigger Ratio                          No
                                                                -----------


GROSS DEFAULTS (GREATER THAN OR EQUAL TO 180)

                                                                   Monthly
                             Gross Defaults        ADCPB         Charge-Offs
                             --------------        -----         -----------
      Current                    44,449          68,171,653          0.07%

                   i A  Subordinated Percentage                      9.00%
                     B  WAL of Remaining Leases                      2.13
                  ii    Two
                        Ratio (i/ii)                                 2.11%




ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)

                                                                     Monthly
                               Delinquencies         ADCPB        Delinquencies
                               -------------         -----        -------------
     2 months prior               329,771         68,174,809          0.48%
     1 month prior                197,725         69,685,152          0.28%
     Current month                251,465         68,171,653          0.37%


                          Issuer Delinquency Trigger Ratio:           0.38%
                          Maximum Ratio Allowed:                      2.50%


EARLY AMORTIZATION EVENT

     (1)  Is Subordinate Interest less than 8.86% of ADCPB?          No
                                                                 -----------

     (2)  Has a Gross Charge-Off Event Occurred?                     No
                                                                 -----------

     (3)  Has a Delinquency Event Occurred?                          No
                                                                 -----------

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/97

     Aging/Delinquency Statistics

                                                                                              % of
                                                                               ADCPB         Total
     Current                                                                 64,467,765      94.57%
     31-60 Days Past Due                                                      2,542,794       3.73%
     61-90 Days Past Due                                                        909,628       1.33%
     91+ Days Past Due                                                          251,465       0.37%
                                                                          -------------     ------

     Total                                                                   68,171,653     100.00%


     Certificate Factors

     Class A Notes                                                          0.942958155
     Class B-1 Notes                                                        0.942958146
     Class B-2 Notes                                                        0.942958154


     Substitution Limits [Section 7]

     ADCPB as of Cut-Off Date                                             72,024,443.60
     Maximum Substitution (10% of Initial)                                 7,202,444.36
     Maximum Substitution for Defaulted Contracts (5% of Initial)          3,601,222.18

     Prior month Cumulative ADCPB Substituted                              3,234,855.86
     Current month ADCPB Substituted                                               0.00
                                                                          -------------
     Cumulative ADCPB Substituted                                          3,234,855.86

     Prior month Cumulative ADCPB Substituted for Defaulted Contracts      1,320,928.59
     Current month ADCPB Substituted Defaulted Contracts                           0.00
                                                                          -------------
     Cumulative ADCPB Substituted for Defaulted Contracts                  1,320,928.59


     Portfolio Prepayment Statistics

     Prior month Cumulative ADCPB prepaid                                  4,068,717.90
     Current month ADCPB prepaid                                             205,711.34
                                                                          -------------
     Cumulative ADCPB prepaid                                              4,274,429.24

     Prior month Cumulative ADCPB Defaulted                                1,424,229.73
     Current month ADCPB Defaulted                                            41,599.77
                                                                          -------------
     Cumulative ADCPB Defaulted                                            1,465,829.49

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FIRST SIERRA RECEIVABLES INC.
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FOR THE COLLECTION PERIOD ENDING 12/1/97


-------------------------------------------------------------------------------

BEGINNING ACCOUNT BALANCES                                                                                  371,836.63

LOCKBOX ACCOUNT
     Transfer of prior period Payments not yet transferred to Collection Account                           (141,976.99)
     Transfer of prior period Excluded Amounts not yet transferred                                          (44,286.48)
     Collections Received [5.02 (b)(d)]                                                                   2,332,203.00
     Excluded Amounts [5.02 (d)][Definition]                                                             (1,023,753.35)
     Collections on Deposit due Collection Account [5.02 (d)]                                              (980,481.05)

     Ending Balance @ 12/1/97                                                                               513,541.76


COLLECTION ACCOUNT

     BEGINNING BALANCE @ 11/1/97                                                                                     1,583,972.04

     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED 11/1/97
     Add:  Servicer Advance                                                                                          1,046,858.05
     Add:  Payments due Collection Account from last 2 business days prior period                                      141,976.99
     Add:  Payments due Collection Account from  prior period                                                                0.00
     Add:  Add'l transfers                                                                                                   0.00
     Add: Amounts to Collection Acct from Security deposit account                                                           0.00
     Less: Total distributions on 11/10/97                                                                          (2,772,807.08)
     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED 12/1/97
     Aggregate Amount of Actual Payments [6.01 b (i)]                                                                  917,849.39
     Add: Servicer Advances [5.03][6.01 b (ii)]                                                                              0.00
     Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01 b (iii)]                          0.00
     Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                                                     0.00
     Add: Any Investment Earnings [6.01 b (v)]                                                                           2,714.98
     Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                                               0.00
     Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                                            0.00
     Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                                      0.00
     Add: Security Deposits Related to Prepayment                                                                            0.00
     Add: Offset Amount as Provided by 5.12 [6.01 c]                                                                         0.00
     Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                                      0.00
     Less: Amounts Servicer Advanced but deems uncollectible [6.01 d]                                                        0.00
     Less: Payments due Collection Acct. from last 2 business days in calendar mo.                                           0.00

     Ending Balance @ 11/30/97 and 12/1/97                                                                             920,564.37

     Add: Servicer Advances to be deposited on Determination Date                                                      897,080.81
     Add: Payments due Collection Acct from last 3 business days                                                       256,140.09
     Add: Payments not yet transferred to the Collection Account                                                             0.00
     Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                                               0.00

     Adjusted Collection Account Balance                                                                             2,073,785.27

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/97

SECURITY DEPOSIT ACCOUNT

     Beginning  Balance                                    0.00
     Add: Balance deposited on closing date                0.00
     Add: Security Deposits [6.02 b]                       0.00
     Less: Amounts to Collection Account [6.02 c]          0.00
     Add:  Investment Earnings                             0.00
                                                           ----

     Ending Balance @ 11/30/97                             0.00

     Less: Amounts to Collection Account [6.02 c]          0.00

     Adjusted Security Deposit  Account Balance            0.00


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT


     Beginning Balance                                                                                 0.00
     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]      0.00
     Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                     0.00
     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]     0.00
                                                                                                       ----

     Ending Balance @ 11/30/97                                                                         0.00

     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]      0.00

     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]     0.00
                                                                                                       ----

     Adjusted New Transferred Property Funding Account Balance                                         0.00

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/97

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                                                     2,073,785.27


DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)

     (i)    Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                               0.00

     (ii)   Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                           0.00

     (iii)  Aggregate of: [6.06 c (iii)]
            (A) Unreimbursed Servicer Advances from prior periods                                                   0.00
            (B) Servicer Fee and unpaid Servicer Fee                                                                0.00
            (C) Servicing Charges inadvertently deposited in Collection Account                                     0.00

     (iv)   Current and unpaid Servicing Fees                                                                  29,035.48

     (v)    Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                             1,161.42

     (vi)   Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                                12,264.00

     (vii)  Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                                 291.67

     (viii) Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                          321,430.57

     (ix)   Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                      12,212.18

     (x)    Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                        11,933.44

     (xi)   Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]          1,556,095.07

     (xii)  Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]                     0.00

     (xiii) Class B-1 Base  Principal Distribution Amount and Overdue Class B-1 Principal [6.06 c (xii)]       53,048.70
            provided no restricting event exists

     (xiv)  Class B-2 Base  Principal Distribution Amount and Overdue Class B-2 Principal [6.06 c (xiii)]      44,207.25
            provided no restricting event or issuer restricting event exists
     (xv)
            Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                      0.00

     (xvi)  Prepayments optionally transferred to collection account and disbursed in                               0.00
            consideration of the transfer of New Transferred Property not in excess of
            $5,000,000 [6.06 c (xv)]

     (xvii) To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                       32,105.50


     Reviewed By:



     --------------------------------------------------------------------------
     Craig M. Spencer
     Senior Vice President and
     Chief Accounting Officer


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